Exhibit (c)(70)

Project Alpine Special Committee Materials June 28, 2018 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Table of Contents Antero Situation Overview I AM Financial Analysis II AMGP Financial Analysis III Analysis of Transaction IV Pro Forma Impact V AMGP Proposal A AMGP Proposal – Tax Adjusted Exchange Ratio Analysis B Potential Counterproposal C Pro Forma Trading Analysis VI After-Tax Pro Forma Impact Supplemental Materials for AMGP Proposal VII After-Tax Pro Forma Impact Supplemental Materials for Potential Counterproposal VIII Appendix 2 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

I. Antero Situation Overview 3 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Prior vs. Current Since June 20, 2018 Special Committee Meeting  Added “Potential Counterproposal” transaction analysis  Based on 1.700x exchange ratio plus $3.50 per unit cash consideration to all AM unitholders (including AR)  1.700x equity exchange ratio plus $3.50 cash per unit results in adjusted exchange ratio of 1.883x  Analysis includes accretion/dilution on distributable cash flow & distributions, leverage, and levered discounted cash flow  Exchange ratio adjusted for cash consideration assumes no new shares issued  Cash component funded on revolver  Added net income and taxable income calculation for SQ AM based on information from management  Addition of pro forma impact accretion/dilution analysis on AR Downside Volumes Case  Contribution analysis updated to:  Account for the effect of Series B tax step-up  Calculate AMGP taxes paid on distributions from LP less G&A as compared to previous analysis in which taxes paid were paid on total distributions from the LP  New PF AMGP management distribution and dividend coverage ratio assumptions from Management  Removed Public GPs (EQGP and WGP) from Pro Forma AMGP peer set  Added an analysis of precedent transaction premiums  Status quo AMGP accretion / (dilution) analysis updated to assume 1.0x AM Coverage  Added accretion / dilution sensitivities that reflect burden of forecasted transaction taxes 4 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

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Summary of Proposal from AMGP

Proposal Component	Description
Exchange Ratio	■ AM Common Units will be exchanged for 1.6 AMGP shares ■ Represents no premium to current spot XR as of June 21, 2018 ■ Based on prices as of February 23, 2018, offer implies a 15% premium to AM's closing price and 4% premium to 30-day VWAP ■ Based on prices as of June 7, 2018, implies a 3% premium to AM's 30-day VWAP
Class B Valuation	■ Class B units will be exchanged for 18.5mm AMGP shares ■ Implies ~$354mm valuation at market close as of June 21, 2018
Pro Forma Ownership Splits	■ Pro forma for transaction equity ownership breakdown as follows: □ AM Unitholders: ~59.5% □ AMGP Shareholders: ~36.8% □ Series B Unitholders: ~3.4%
Rationale for Transaction	■ **Streamlined Transaction Structure** □ Single, publicly-traded midstream corporation □ Alignment of management incentives between AM unitholders, AMGP shareholders and Series B unitholders ■ **Improved Financial Performance** □ Elimination of IDR's will reduce PF AMGP's cost of capital relative to SQ entity □ Elimination of Series B will increase cash available for distribution to PF equity owners □ Expected elimination of cash taxes payable by PF AMGP through 5-year forecast as a result of the tax basis "step-up" attributable to the Transaction and additional depreciation generated from capital investment ■ **Enhanced Trading Metrics** □ PF AMGP will have larger float and greater liquidity □ Larger potential investor base given institutional investor preference for traditional C-corp structure □ New shares should, over time, be eligible for inclusion in major indices further expanding investor universe

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Antero Entities Ownership Overview

($ in millions, unless otherwise noted)

Organizational Structure Overview


Public Shareholders
Management
Sponsors
Management
72%
9%
19%
38%
20%
Antero Midstream GP LP ("AMGP")
42%
Public Shareholders
Antero Resources ("AR")
100%
100% Series A Units
Antero Midstream Partners GP LLC
Antero IDR Holdings ("IDR LLC")
100% Series B Units
Management
Non-Econ GP
100% IDRs
53% LP
Antero Midstream Partners LP ("AM")
47% LP
Public Unitholders

Metric	AR	AM	AMGP
Price (as of 6/21/2018)	$20.71	$30.58	$19.11
Fully Diluted Shares O/S	322	188	186
Market Equity Value	6,658	5,751	3,558
GP Equity Value	-	3,558	-
Total Equity Value	6,658	9,309	3,558
Net Debt[2]	4,812	1,301	(14)
Series B Value	-	-	93
Total Enterprise Value	$11,470	$10,610	$3,637
Value of AM Units Held	*$3,042*		

Sponsor/Management Ownership

	AR			AM			AMGP - Series A			AMGP - Series B[1]			Total
	# Shares (000s)	*Value ($MM)*	*% Outstanding*	*# Units (000s)*	*Value ($MM)*	*% Outstanding*	*# Shares (000s)*	*Value ($MM)*	*% Outstanding*	*Units (000s)*	*Value ($MM)*	*% Outstanding*	*Total Aggregate Investment*
Warburg Pincus LLC	46,609	$965	14.7%	-	-	-	55,110	$1,053	29.6%	-	-	-	$2,018
Yorktown Partners LLC	12,905	$267	4.1%	-	-	-	15,534	$297	8.3%	-	-	-	$564
Total Sponsor	59,514	$1,233	18.8%	-	-	-	70,644	$1,350	37.9%	-	-	-	$2,583
Paul Rady	16,350	$339	5.2%	303	$9	0.2%	19,997	$382	10.7%	48	$45	48.7%	$775
Glen Warren	10,823	$224	3.4%	207	$6	0.1%	14,931	$285	8.0%	32	$30	32.5%	$546
Other	3	$0	0.0%	353	$11	0.2%	2,937	$56	1.6%	19	$18	18.9%	$85
Total Management	29,787	$563	8.6%	863	$26	0.5%	37,865	$724	20.3%	99	$93	100.0%	$1,406
TOTAL	89,301	$1,795	27.3%	863	$26	0.5%	108,509	$2,074	58.3%	99	$93	100.0%	$3,988

Source: Company filings, FactSet as of 6/21/18.
(1) 50% of Series B remain unvested; remaining 50% will vest half on 12/31/2018 and half on 12/31/2019. All shares automatically vest upon the liquidation of IDR LLC. Value based on 6% of AMGP equity value above $2,000mm.
(2) AR net debt consolidates for AM.

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Antero Midstream Timeline

Relative Performance Since AM IPO (11/5/2014)[1,2]

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AM
AM Peers
AMGP
AMGP Peers
AR
Notable Events
Primary Issuance
Secondary Issuance
150%
125%
100%
75%
50%
25%
Nov-14
May-15
Nov-15
May-16
Nov-16
May-17
Nov-17
May-18
11/5/2014 AM IPO
3/24/2016 AM prices offering of ~8MM common units (~$179MM) from AR
2/6/2017 AM prices public offering of ~6MM common units (~$198MM)
9/6/2017 AM prices public offering of ~10MM common units (~$315MM) from AR
12/22/2017 The Tax Cuts & Jobs Act is signed into law
2/14/2018 SailingStone Capital files 13D disclosing 11% stake in Antero Resources
2/23/2018 Antero Midstream Partners announces the formation of Special Committee
22%
(10%)
(19%)
(21%)
(60%)

Source: Company filings, FactSet as of 6/21/18.
Note: AM peers include BPMP, CNXM, EQM, HESM, NBLX, PXSP, SHLX, WES, and VLP. AMGP peers include EQGP and WGP.
Note: AM peer selection considered E&P sponsored MLPs and high-growth MLPs, categorized as such if current - 2022E distribution growth CAGR is greater than 10%.
(1) Indexed values reflect total return on investment. Distributions and dividends reinvested at current market price on date paid.
(2) AM price performance indexed to IPO price of $25.00 and AMGP price performance indexed to IPO price of $23.50.

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Historical XR & Distribution Since AMGP IPO (5/4/17) Comparison Contrac tual Valuation Yield-Based Valuation Historical AM/AMGP Exchange Ratio % Premium / ) 10.8% 27.4% 22.0% 1.80x x 1.70x 0x 0x 1.60x 1.50x 1.40x 1.30x May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 Jan-18 Feb-18 Mar-18 Apr-18 May-18 Jun-18 Antero Midstream Historical Distribution Split by Entity(1) AM AMGP Series B AM Distribution CAGR: 29% AMGP Distribution CAGR: 155% 1% 1% 2% 16%1% 1% 19% 22% 24% Q1 '15 5 6 4 '17 72% 7 / $0.18 $29 / $0.19 $36 / $0.21 $39 / $0.22 $41 / $0.24 $44 / $0.25 $47 / $0.27 $50 / $0.28 $56 / $0.30 $60 / $0.32 $63 / $0.34 $68 / $0.37 Q1-'15 - Q$20 '/15$0.00 - Q3 '1$51 / $0.01 Q4 '15 - $2 / $0.Q011'16 - $3 /Q$20'1.602 - $Q53 /'16$0.03 - Q4 '1$67 / $0.04 Q1 '17 $11 / $0Q.026'17 $14 /Q3$0'1.708 $1 $Q148 '/17$0.10 $1 Q1 $'1282 / $0.13 - - $0 $1 $1 AMGP(2) - - $0 $1 $2 $3 $5 $7 $11 $5 / $0.05 $11 / $0.06 $14 / $0.08 $20 / $0.11 Source: Company filings, FactSet as of 6/21/18. (1) (2) (3) (4) (5) AM CAGR is calculated from Q1’15 to Q1’18. AMGP CAGR is calculated from Q2’17 to Q1’18 based on initial post-IPO distribution grossed up for full quarter. AMGP attributable distribution per AM LP unit pre-IPO. AMGP CAFD & declared distribution post-IPO. Adjusted to reflect proposed Series B conversion, with AMGP share price calculated as (AMGP equity value + [(AMGP equity value - $2bn) x 6%])/(AMGP fully diluted shares outstanding + 18.5mm). Proposal % Premium / (Discount) calculated as premium / (discount) between current proposal (1.600x) and adjusted XR. Implied exchange at 1.700x equity exchange ratio and $3.50 in cash. 8 AM LP$27 / $0.18 $29 / $0.19 $36 / $0.21 $39 / $0.22 $41 / $0.24 $44 / $0.25 $47 / $0.27 $50 / $0.28 $56 / $0.30 $60 / $0.32 $63 / $0.34 $68 / $0.37 $73 / $0.39 Series B-- - - - - - $0 $1 $1 $1 $1 $2 1% 1% 1% 1% 2% 2% Q2 '15 100% Q3 '1 100% 1% Q 99% 4 '15 2% 98% Q1 4% '16 96% 6% Q2 '16 94% 16% 19% 22% 24% 26% 12% Q 87% 4 '16 83% Q1 9% Q3 '1 91% Q2 '17 77% Q3 '17 74% '17 80% Q 3-M onth Average (Current)1.582x1.700x 2/23/2018 1.380x1.479x 30-Day Average (at 2/23/2018) 1.444x1.543x Series B Conversion Units18.518.522.9 Adj. AM GP Share Pric e$17.84$18.56$19.11 Current AM Share Pric e$30.58$30.58$30.58 (5.9% 8.2% 3.7% 1.714 1.60 1.60 At 2/23/2018 Adjusted XR1.714x1.648x1.600x AM GP Units O utstanding Inc luding Series B204.7204.7510.1 ($ in millions, unless otherwise noted) Sample Adjusted XR Calculation Counterproposal (at Proposal % 1.883x) Period Spot XR Adj. XR Premium / (Discount)(4) (Discount)(5) At Transac tion Contrac tual Valuation AM GP Shares O utstanding186.2186.2186.2 AM GP Units IssuedNANA300.9 AM GP Pric e$19.11$19.11$19.11 2018E Series B CFNA$7NA 2018E YieldNA2.8%NA 2.00x ProposalSpot XRSeries B Threshold$2,000NA$2,000 Series B Redem ption Right6.0%NA6.0% Implied Series B Valuation$93$241$439 1.90x Adj. XR(3) Proposal --1.600x ---- Potential Counterproposal --1.883x ---- Adj. Current 1.714x 1.714x (6.7%) 9.9% Current 1.600x 1.714x (6.7%-) 9.9% 30-Day Average (Current) 1.595x 1.710x (6.4%) 10.1% 3-M onth Average (at 2/23/2018) 1.484x 1.588x 0.7% 18.6% Sinc e AM GP IPO Average 1.558x 1.669x (4.1%) 12.9% AM GP Equity Value Inc luding Series B$3,652$3,799$9,748 AM GP M arket Value$3,558$3,558$9,309 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Analyst Perspectives on Situation Price Target AM Current Price Median Price Target AR AMGP Ra$y2m0.7o1nd$24J.a0m0 es: 2-14-18 $19.$1127 $24.00 $30.58 $36.00 Alembic Global Advisors: 4-26-18 $34 MUFG Securities Ameri cas: 4-26-18 $28 MUFG Securities Ameri cas: 4-26-18 $40 estricte$2d9: 2-14-18 $23 KeyBanc Capital Markets: 6-18-18 Raymond James: 4-26-18 $27 Scotia Howard Weil: 5-22-18 $40 Guggenheim Securities: 5-11-18 Ladenburg Thalmann & Co: 5-23-18 (1) Tudor Pickering Holt & Co.: 4-23-18 26 KLR Group: 5-L14a-d18enburg Thalmann : 2-14-18 $28 $38 Stephens Inc: 5-18-18 Restricted: 5-23-18 5 Stifel Nicolaus: 4-26-18 37 MUFG Securities Ameri cas: 4-26S-e18aport Global S ur$i2t5ies: 2-14-18 $26 Scotia Howard Weil: 5-22-18 Stifel Nicolaus: 5-21-18 Ladenburg Thalmann & Co: 5-23-18 $36 Wells Fargo Securities: 6-12-18 BMO Capital Markets: 6-1M8-U18FG Securities Ame$r2i4cas: 2-14-18 9 Wells Fargo Securities: 5-24-18 $36 Scotia Howard Weil: 6-7-18 (1) Restricted: 6-8-18 Tudor Pickering Holt & Co.: 4-3-18 Wells Fargo S urities: 2-16-18 Janney Montgomery Scott: 4-26-18 $30 $36 Restricted: 6-11-18 SunTrust Robinson Humphrey: 4-26-18 Raymond James: 4-26-18 $36 (1) Tudor Pickering Holt & Co.: 4-23-18 Raymond James: 4-27-18 est$r2ic3 ted: 2-28-18 22 Cowen & Company: 6-7-18 Guggenheim Securities: 4-13-18 Restricted: 5-16-18 22 Wells Fargo Securities: 4-2T7-u18dor Pickering Ho$2 o.: 3-9-18 $22 Seaport Global Securities: 4-6-18 6 Seaport Global Securities: 4-26-18 Morningstar Equi ty Research: 4-26-18 $19 “We see AM as well positioned to capitalize on AR growth, especially as the organic opportunity set appears deep with >3,300 economic drilling. We expect stout throughput volume growth to support distribution CAGR of 28-30% through 2020 with continued robust growth thereafter, all while maintaining solid coverage. Superior distribution growth, a strong B/S, and substantial coverage differentiate AM from peers, in our view.” J.P. Morgan, 2/26/2018 “While there are several$2pe3rmutations, we’ve analyzed two scenarios: (1) AM acquires AMGP and (2) AMGP acquires AM (our analysis assumes a 10% premium under each scenario). Regardless of which way the transaction g$o2e4s, we estimate the pro forma entity could grow its cash flows at a five-year CAGR of 19%, with better alignment to “AR delivered better than expected 1Q1R8ersetsruiclttsed: 3-13-18 on stronger margins and a big gain on gas marketing for the quarter. While guidance would indicate the marketing gain is likely not repeatable, the company’s upsStcroeatima HopoewraartdionWseil: 3-14-18 are getting incrementally more efficient driven by longer laterals and larger pads, and the company remains on track for 20% volume growth in 2018.” : 3-19-18 AR. Restricted Jefferies, 5/01/2018 $24 Wells Fargo, 5/03/2018 9 Source: Broker research commentary. FactSet as of 6/21/18. (1) TPH Research restricted on 4/17/18. $ $2 $24 $24 $24 $23 $ $ $1 $ $34 $25 R $27 &$2C6 o $26 $25 $24 $24 $23 $22 l0t & C ec ec R CONFIDENTIAL DRAFT SUBJECT TO CHANGE

II. AM Financial Analysis 10 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM Selected Comparable Company Analysis Dist. Growth 2018E to 2020E CAGR Unit Price at 6/21/2018 Total Equity Market Value(1) Enterprise Value % Dist. to GP/IDRs Price (Yield) DCF / LP Unit EBITDA 2018E Coverage Company Current 2018E 2018E 2019E 2018E 2019E DCF / Unit DCF / Unit Source: FactSet as of 6/21/18 and Wall Street research. (1) (2) (3) (4) Values GP and IDR cash flow at LP yield for MLPs with non-public GPs. Defined as high-growth MLP if current – 2020E distribution growth CAGR is greater than 10%. Based on Wall Street consensus estimates as compiled by FactSet. Antero Midstream Partners LP announced on February 26, 2018 that its Board of Directors had formed a special committee, in conjunction with the formation of special committees at both Antero Resources and Antero Midstream GP, to evaluate potential measures and transactions that could involve Antero Midstream. Implied unit prices are calculated based on Management projections. 11 (5) LP Distribution / Unit Yield Range Implied Unit Price AM at Mgmt.AM at WSC Low Median High Low Median High 2018E Distribution$1.72$1.718.0%6.6%4.3% Yield $21.38$25.79$39.63 Metric Multiple Range Implied Unit Price(5) AM at Mgmt.AM at WSC Low Median High Low Median High 2018E LP$2.05$2.339.6x12.2x16.3x $19.61$24.96$33.35 2019E LP$2.74$2.887.8x11.2x12.6x $21.48$30.81$34.56 Metric Multiple Range Implied Unit Price (5) AM at Mgmt.AM at WSC Low Median High Low Median High 2018E EBITDA$730$71411.6x12.9x17.8x $18.65$23.85$42.61 2019E EBITDA$989$9349.0x10.4x13.0x $21.05$28.57$41.95 Mean $6,048 $7,962 15% 16% 5.8% 6.2% 12.8x 11.1x 13.7x 10.7x 1.38x Median $3,944 $5,146 15% 26% 6.2% 6.6% 12.2x 11.2x 12.9x 10.4x 1.26x Low $1,135 $2,093 6% 0% 4.0% 4.3% 9.6x 7.8x 11.6x 9.0x 1.09x High $13,459 $17,176 20% 37% 7.7% 8.0% 16.3x 12.6x 17.8x 13.0x 2.11x E&P Sponsored Mean $6,278 $8,329 14% 17% 6.4% 6.8% 11.2x 9.7x 12.9x 10.4x 1.37x E&P Sponsored Median $2,090 $3,163 15% 9% 6.6% 6.9% 10.8x 9.1x 12.8x 10.5x 1.24x Other High - Growth MLP Mean $5,762 $7,502 13% 24% 5.5% 5.9% 13.9x 11.8x 14.5x 11.0x 1.28x Other High - Growth MLP Median $5,381 $6,947 13% 29% 5.4% 5.9% 13.5x 11.9x 13.9x 10.4x 1.30x AM at WSC (3,4) $30.58 $9,403 $10,689 29% 28% 5.1% 5.6% 13.1x 10.6x 15.0x 11.4x 1.28x AM at Mgmt. Estimates $30.58 $9,403 $10,689 29% 28% 5.1% 5.6% 14.9x 11.1x 14.6x 10.8x 1.27x E&P Spon. Western Gas Partners, L.P. $48.67 $13,459 $17,176 6% 35% 7.7% 7.9% 9.6x 7.8x 14.1x 12.0x 1.11x CNX Midstream Partners LP 20.50 1,438 2,093 15% 9% 6.3% 6.7% 12.2x 9.1x 12.8x 9.0x 1.26x HG & E&P Spon.(2)` Hess Midstream Partners LP 20.34 1,135 3,163 15% 2% 6.6% 6.9% 13.0x 11.7x 11.6x 9.5x 1.13x Noble Midstream Partners LP 50.60 2,090 3,045 20% 4% 4.0% 4.3% 10.8x 11.2x 13.1x 10.5x 2.11x EQT Midstream Partners LP 56.10 13,268 16,167 16% 35% 7.6% 8.0% 10.3x 8.4x 12.7x 10.9x 1.24x Other High Growth MLP Shell Midstream Partners LP 22.44 6,819 8,748 12% 26% 6.2% 6.6% 13.9x 11.9x 14.8x 10.4x 1.09x BP Midstream Partners LP 21.03 2,351 2,657 15% 0% 5.1% 5.3% 16.3x 12.6x 17.8x 13.0x 1.26x Valero Energy Partners LP 38.88 3,944 5,146 16% 31% 5.2% 5.8% 12.2x 10.8x 12.4x 10.0x 1.43x Phillips 66 Partners LP 50.96 9,933 13,458 10% 37% 5.6% 6.0% 13.1x 12.0x 12.9x 10.4x 1.34x M K L Enterprise Value / I J Price / G H LP Distribution / Unit / F E D C B A CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Precedents | MLP Transactions Analysis 5/17/18 Williams Companies Williams Partners, LP 57,793 12.6x 56,013 12.2x 10,427 6.4% 0% Yes C-Corp Affiliate 2/7/18 Terra Nitrogen GP, Inc. Terra Nitrogen Co. LP 1,474 7.0x 1,432 6.8x $387 3.7% 100% Yes C-Corp Affiliate 8/29/17 Zenith Energy US, LP Arc Logistics Partners LP 736 12.9x 736 12.9x 407 15.2% 100% Yes MLP 3rd Party 3/2/17 VTTI, B.V VTTI Energy Partners, LP 1,867 9.2x 1,842 9.1x 481 6.0% 100% Yes C-Corp Affiliate 2/1/17 ONEOK, Inc ONEOK Partners, LP 23,654 12.0x 22,380 11.4x 9,309 25.8% 0% Yes C-Corp Affiliate 11/21/16 Sunoco Logistics Partners, LP Energy Transfer Partners, LP 54,455 9.7x 54,455 9.7x 21,965 (0.2%) 0% No MLP Affiliate 9/26/16 Transcanada Columbia Pipeline Partners 3,464 4.9x 3,384 4.8x 915 11.1% 100% Yes C-Corp Affiliate 11/3/15 Targa Resources Corp. Targa Resources Partners LP 12,229 10.6x 12,138 10.5x 6,672 18.4% 0% Yes C-Corp Affiliate 10/26/15 Western Refining, Inc. Northern Tier Energy 5,286 11.8x 5,185 11.5x 1,982 11.7% 65% Yes C-Corp 3rd Party 5/6/15 Crestwood Equity Partners, LP Crestwood Midstream Partners 6,920 11.9x 6,901 11.9x 3,381 17.2% 0% No MLP Affiliate 1/26/15 Energy Transfer Partners, LP Regency Energy Partners LP 18,593 11.0x 18,593 11.0x 11,276 13.2% 1% No MLP Affiliate 10/13/14 Targa Resources Partners LP Atlas Pipeline Partners LP 6,002 17.5x 6,002 17.5x 3,866 15.0% 3% No MLP 3rd Party 8/10/14 Kinder Morgan Inc. Kinder Morgan Energy Partners 52,566 8.8x 52,351 8.8x 27,351 12.0% 12% Yes C-Corp Affiliate 7/24/14 Breitburn Energy Partners QR Energy LP 2,856 9.4x 2,856 9.4x 1,811 17.5% 19% No MLP 3rd Party 8/27/13 Plains All American LP PAA Natural Gas Storage LP 2,531 20.1x 2,434 19.4x 755 8.5% 0% No MLP Affiliate 1/29/13 Kinder Morgan Energy Partners LP Copano Energy LLC 4,858 14.9x 4,858 14.9x 3,911 23.5% 0% No MLP 3rd Party Affiliate 3rd Party Overall AMGP Proposal Potential Counterproposal Source: Company filings, press releases, presentations and FactSet for pricing data. Represents precedent MLP transactions by affiliated and third party MLPs, Public GPs and C-Corps since 2011. Note: Considers transactions where target is an MLP. (1) (2) (3) (4) (5) (6) Based on Wall Street research. Non-adjusted transaction TEV values affiliated and non-affiliated units at offer price. Adjusted transaction TEV value affiliated units at market price and non-affiliated units at offer price. Includes MLP and C-Corp GPs. Illustrative transaction value for PF AMGP at AMGP Proposal includes conversion of Series B units, AM existing debt, and the purchase of AM units outstanding. Excludes transaction fees. Premium to Series B implied current XR of 1.714. Illustrative transaction value for PF AMGP at Potential Counterproposal includes conversion of Series B units, cash consideration to avoid share selling, AM existing debt, and the purchase of AM units outstanding. Excludes transaction fees. Assumes cash consideration of $3.50 per public unit outstanding. Premium to Series B implied current XR of 1.714. 12 2/23/11 Enterprise Products Partners Duncan Energy Partners LP 3,282 9.5x 2,973 8.6x 1,006 28.1% 0% No MLP Affiliate Median $3,876 10.8x $3,814 10.8x $1,123 8.6% 0% Mean 13,177 10.9x 12,963 10.6x 5,412 10.1% 26% Median $4,858 13.5x $4,858 13.5x $1,982 15.2% 4% Mean 5,653 14.0x 5,642 14.0x 3,831 18.7% 22% Median $4,289 11.4x $4,243 11.4x $1,661 12.0% 0% Mean 11,125 11.7x 10,966 11.5x 4,981 12.4% 25% --Antero Midstream GP LP(5) Antero Midstream Partners LP $10,306 14.1x ---- ---- 0% Yes C-Corp Affiliate (6) --Antero Midstream GP LP Antero Midstream Partners LP 11,256 15.4x ---- ---- 6% Yes C-Corp Affiliate 5/6/13 Inergy Midstream LP Crestwood Midstream Partners LP 2,643 14.6x 2,643 14.6x 1,661 14.5% 4% No MLP 3rd Party 10/10/13 Regency Energy Partners LP PVR Partners LP 5,659 13.5x 5,659 13.5x 3,931 25.7% 1% No MLP 3rd Party 8/10/14 Kinder Morgan Inc. El Paso Pipeline Partners 13,677 11.9x 13,193 11.4x 5,421 15.4% 12% Yes C-Corp Affiliate 11/12/14 Enterprise Products Partners LP Oiltanking Partners LP 4,289 23.0x 4,243 22.8x 1,392 1.7% 0% No MLP Affiliate 6/15/14 Williams Partners LP Access Midstream Partners LP 35,891 11.0x 35,891 11.0x 23,579 1.3% 0% No MLP Affiliate 4/6/15 Tesoro Logistics LP QEP Midstream Partners LP 1,145 7.5x 1,104 7.2x 394 8.6% 0% No MLP Affiliate 7/13/15 MPLX LP MarkWest Energy Partners, LP 22,360 22.8x 22,360 22.8x 16,612 36.3% 8% No MLP 3rd Party 8/1/16 Transocean, Inc Transocean Partners 1,202 3.5x 1,153 3.3x 259 20.8% 0% No C-Corp Affiliate 5/30/16 SemGroup Corp. Rose Rock Midstream 2,034 12.0x 2,034 12.0x 771 0.0% 0% Yes C-Corp Affiliate 10/24/16 American Midstream Partners LP JP Energy Partners LP 476 8.6x 476 8.6x 302 9.1% 0% No MLP 3rd Party 1/27/17 Enbridge Energy Company Midcoast Energy Partners, LP 1,176 11.4x 1,194 11.6x 170 (8.6%) 100% Yes C-Corp Affiliate 4/3/17 World Point Terminals, Inc. World Point Terminals, LP 594 9.1x 570 8.8x 159 5.8% 100% Yes C-Corp Affiliate 5/18/17 Energy Transfer Partners, LP PennTex Midstream Partners, LP 963 12.6x 873 11.4x 280 20.1% 100% No MLP Affiliate 1/2/18 Archrock, Inc Archrock Partners, LP 2,438 9.6x 2,358 9.3x 607 23.4% 0% Yes C-Corp Affiliate 3/26/18 Tall Grass Energy GP, LP Tallgrass Energy Partners, LP 8,361 12.0x 8,083 11.6x 1,686 0.6% 0% Yes C-Corp Affiliate A B C D E F G H I J K L M Announcement Date Acquiror Target Transaction Value TEV / FY1 EBITDA(1,2) Adj. Transaction Value(1,3) Adj. TEV / FY1 EBITDA(1,3) Deal Value 1-Day Premium % Cash Taxable Transaction Buyer Type Transaction Type 6/19/18 Cheniere Energy Inc. Cheniere Energy Partners LP Holdings $5,651 10.7x $5,526 10.4x $1,240 2.2% 0% No C-Corp Affiliate CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM DCF Analysis | AR Base Volumes Case

Valuation Effective Date: 6/30/2018

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Discounted Levered DCF Analysis

Levered DCF Attributable to AM LP Unitholders

Discount Rate	2022E DCF Multiple: 9.0x	10.5x	12.0x
8.0%	$37.39	$42.12	$46.85
10.0%	$35.01	$39.40	$43.80
12.0%	$32.82	$36.91	$41.00

Discounted Distribution Analysis

Distributions Attributable to LP Unitholders

Discount Rate	2022E Distribution Yield: 8.0%	7.0%	6.0%
8.0%	$45.47	$50.85	$58.02
10.0%	$42.47	$47.47	$54.14
12.0%	$39.73	$44.38	$50.58

Discounted Levered DCF Analysis

Supplemental Calculation Detail

	2H 2018E	2019E	2020E	2021E	2022E
LP DCF per Unit	$1.08	$2.74	$3.24	$3.75	$4.29
Discount Factor	0.953	0.866	0.787	0.716	
PV of LP DCF per Unit	$1.03	$2.38	$2.55	$2.68	
Disc. LP DCF Total					$8.64
Terminal Multiple					10.5x
Terminal Disc. Factor					0.683
Implied Terminal Value per Unit					$30.76
Implied Value per Unit					$39.40

Discounted Distribution Analysis

Supplemental Calculation Detail

	2H 2018E	2019E	2020E	2021E	2022E
LP Distribution Per Unit	$0.91	$2.21	$2.85	$3.42	$4.10
Discount Factor	0.953	0.866	0.787	0.716	
PV of LP Dist. per Unit	$0.87	$1.91	$2.24	$2.45	
Disc. LP Dist. Total					$7.47
Terminal Yield					7.0%
Terminal Disc. Factor					0.683
Implied Terminal Value per Unit					$39.99
Implied Value per Unit					$47.47

Source: Management projections and FactSet as of 6/21/18.

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AM DCF Analysis | AR Base Volumes Case

Valuation Effective Date: 6/30/2018

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Discounted Levered DCF Analysis

Levered DCF Attributable to AM LP Unitholders

Discount Rate	2022E DCF Multiple 9.0x	10.5x	12.0x
8.0%	$37.39	$42.12	$46.85
10.0%	$35.01	$39.40	$43.80
12.0%	$32.82	$36.91	$41.00

Discounted Distribution Analysis

Distributions Attributable to LP Unitholders

Discount Rate	2022E Distribution Yield 8.0%	7.0%	6.0%
8.0%	$45.47	$50.85	$58.02
10.0%	$42.47	$47.47	$54.14
12.0%	$39.73	$44.38	$50.58

Discounted Levered DCF Analysis

Supplemental Calculation Detail

	2H 2018E	2019E	2020E	2021E	2022E
LP DCF per Unit	$1.08	$2.74	$3.24	$3.75	$4.29
Discount Factor	0.953	0.866	0.787	0.716	
PV of LP DCF per Unit	$1.03	$2.38	$2.55	$2.68	
Disc. LP DCF Total					$8.64
Terminal Multiple					10.5x
Terminal Disc. Factor					0.683
Implied Terminal Value per Unit					$30.76
Implied Value per Unit					$39.40

Discounted Distribution Analysis

Supplemental Calculation Detail

	2H 2018E	2019E	2020E	2021E	2022E
LP Distribution Per Unit	$0.91	$2.21	$2.85	$3.42	$4.10
Discount Factor	0.953	0.866	0.787	0.716	
PV of LP Dist. per Unit	$0.87	$1.91	$2.24	$2.45	
Disc. LP Dist. Total					$7.47
Terminal Yield					7.0%
Terminal Disc. Factor					0.683
Implied Terminal Value per Unit					$39.99
Implied Value per Unit					$47.47

Source: Management projections and FactSet as of 6/21/18.

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AM Illustrative AR Base Volumes Case Discounted Future Value AM Status Quo $56.39 $49.91 $49.41 $44.16 $43.94 $43.50 $38.69 $38.06 $33.65 $30.58 2019E 2020E 2021E 15 Source: Management projections and FactSet as of 6/21/18. Note: Valuation based on annual distributions. Assumptions Management projections Valuation date as of 6/30/18 Future share price calculated at FY1 annual distributions divided by yield Discounted to 6/30/18 at 10% cost of equity Interim distributions discounted upon receipt to 6/30/18 6.0% 7.0% 8.0% Current Unit Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM DCF Analysis | AR Downside Volumes Case

Valuation Effective Date: 6/30/2018

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Discounted Levered DCF Analysis

Levered DCF Attributable to AM LP Unitholders

Discount Rate	2022E DCF Multiple 9.0x	10.5x	12.0x
8.0%	$33.03	$37.18	$41.32
10.0%	$30.93	$34.78	$38.64
12.0%	$29.00	$32.59	$36.17

Discounted Distribution Analysis

Distributions Attributable to LP Unitholders

Discount Rate	2022E Distribution Yield 8.0%	7.0%	6.0%
8.0%	$38.55	$43.03	$49.02
10.0%	$36.02	$40.20	$45.76
12.0%	$33.72	$37.60	$42.77

Discounted Levered DCF Analysis

Supplemental Calculation Detail

	2H 2018E	2019E	2020E	2021E	2022E
LP DCF per Unit	$1.01	$2.40	$3.02	$3.33	$3.76
Discount Factor	0.953	0.866	0.787	0.716	
PV of LP DCF per Unit	$0.96	$2.08	$2.38	$2.39	
Disc. LP DCF Total					$7.81
Terminal Multiple					10.5x
Terminal Disc. Factor					0.683
Implied Terminal Value per Unit					$26.97
Implied Value per Unit					$34.78

Discounted Distribution Analysis

Supplemental Calculation Detail

	2H 2018E	2019E	2020E	2021E	2022E
LP Distribution Per Unit	$0.86	$2.15	$2.58	$2.97	$3.42
Discount Factor	0.953	0.866	0.787	0.716	
PV of LP Dist. per Unit	$0.82	$1.86	$2.03	$2.13	
Disc. LP Dist. Total					$6.83
Terminal Yield					7.0%
Terminal Disc. Factor					0.683
Implied Terminal Value per Unit					$33.36
Implied Value per Unit					$40.20

Source: Management projections and FactSet as of 6/21/18.

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AM Illustrative AR Downside Volumes Case Discounted Future Value AM Status Quo $47.64 $43.69 $41.81 $39.93 $38.12 $37.44 $34.61 $33.94 $30.62 $30.58 2019E 2020E 2021E 17 Source: Management projections and FactSet as of 6/21/18. Note: Valuation based on annual distributions. Assumptions Management projections Valuation date as of 6/30/18 Future share price calculated at FY1 annual distributions divided by yield Discounted to 6/30/18 at 10% cost of equity Interim distributions discounted upon receipt to 6/30/18 6.0% 7.0% 8.0% Current Unit Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

III. AMGP Financial Analysis 18 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AMGP Selected Comparable Company Analysis GP EBITDA (2) CAFD (3) Unit Price at 6/21/2018 Total Entity Equity Value Total Entity TEV Implied GP Equity Value Implied GP TEV Price (Yield) (1) 2018E - 2022E Dist. CAGR Company Current 2018E 2018E 2019E 2018E 2019E EQT GP Holdings LP(6) $25.57 $7,734 $7,969 $6,511 $7,734 4.0% 4.7% 19.9x 15.8x 19.3x 15.4x 29.2% Western Gas Equity Partners, LP 35.57 7,788 8,891 5,356 7,814 6.4% 6.6% 17.3x 15.8x 15.1x 13.8x 11.6% CAFD With Series B Conversion Source: FactSet as of 6/21/18 and Wall Street research. Note: Implied GP value calculated as the equity value of GP - equity value of the LP units held + net debt held by the GP. (1) (2) Total entity distribution yield calculated as GP distribution per unit / share over current GP unit / share price. Total entity enterprise value calculated as the equity value of GP + net debt held by the GP. GP EBITDA calculated as total distributions to the GP. For AMGP, EBITDA calculated as total distributions to IDR, LLC less Series B payments. Implied GP equity value calculated as GP share / unit price times GP shares outstanding. Cash available for distribution (CAFD) calculated as GP EBITDA less interest expense and maintenance capex. Antero Midstream Partners LP announced on February 26, 2018 that its Board of Directors had formed a special committee, in conjunction with the formation of special committees at both Antero Resources and Antero Midstream GP, to evaluate potential measures and transactions that could involve Antero Midstream. Implied share prices are calculated based on Management projections. EQGP Pro Forma for RMP acquisition announced April 2018. “Total HoldCo Distributions with Series B Conversion” calculated as HoldCo distributions with post-tax Series B payments added back in over (AMGP FD S/O + 18.5mm Series B converted units). (3) (4) (5) (6) (7) 19 Total HoldCo Distributions (7) Yield Range Implied Total Entity Share Price AMGP at Mgmt. Estimates AMGP at WSC Low Median High Low Median High 2018E Distribution $106 $106 6.6% 5.7% 4.7% Yield $7.78 $9.08 $10.92 Series B AMGP at Mgmt. Estimates AMGP at WSC Low Median High Low Median High 2019E $166 $178 13.8x 14.6x 15.4x $11.17 $11.81 $12.45 AMGP at Mgmt. Estimates AMGP at WSC Low Median High Low Median High With Series 2019E EBITDA $237 $234 15.8x 15.8x 15.8x B Conversion $18.36 $18.36 $18.36 Implied GP Share Price (5) Multiple Range Metric Implied Total Entity Share Price (5) Multiple Range Metric Series B Mean $7,761 $8,430 $5,933 $7,774 5.2% 5.7% 18.6x 15.8x 17.2x 14.6x 20.4% Median $7,761 $8,430 $5,933 $7,774 5.2% 5.7% 18.6x 15.8x 17.2x 14.6x 20.4% Low $7,734 $7,969 $5,356 $7,734 4.0% 4.7% 17.3x 15.8x 15.1x 13.8x 11.6% High $7,788 $8,891 $6,511 $7,814 6.4% 6.6% 19.9x 15.8x 19.3x 15.4x 29.2% AMGP at WSC(4) $19.11 $3,652 $3,652 $3,652 $3,637 2.3% 2.8% 36.3x 22.0x 36.3x 22.0x 58.3% AMGP at Mgmt Estimates $19.11 $3,652 $3,652 $3,652 $3,637 2.3% 2.8% 26.7x 16.3x 36.3x 21.9x 58.3% M K L Implied GP Equity Value / I J Total Entity Enterprise Value / G H Total Entity Distribution / Unit / F E D C B A CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AMGP DCF Analysis | AR Base Volumes Case

CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AMGP with Series B Value Conversion | Valuation Effective Date: 6/30/2018

Discounted Levered DCF[1] Analysis

Distributions Attributable to IDR, LLC | Before Series B Payments

Discount Rate	2022E CAFD Multiple 14.0x	16.0x	18.0x
8.0%	$26.10	$29.33	$32.55
10.0%	$24.35	$27.35	$30.34
12.0%	$22.75	$25.53	$28.32

Discounted Distribution Analysis | Pre-Series B Payment

AMGP Distributions | 1.0x Coverage | SQ AM Distribution Policy

Discount Rate	2022E Distribution Yield 7.0%	5.5%	4.0%
8.0%	$26.49	$32.78	$43.77
10.0%	$24.71	$30.54	$40.76
12.0%	$23.07	$28.50	$38.00

Discounted Levered DCF[1] Analysis

Supplemental Calculation Detail

	2H 2018E	2019E	2020E	2021E	2022E
HoldCo DCF	$61	$178	$270	$352	$449
Discount Factor	0.953	0.866	0.787	0.716	
PV of GP FCF	$58	$155	$213	$252	
Disc. IDR Distribution Total					$677
Terminal Multiple					16.0x
Terminal Disc. Factor					0.683
Implied Terminal Value Enterprise Value					$5,583
Less Net Debt / Corp. Adjustments					(14)
Implied Equity Value					$5,598
AMGP Shares O/S (Inclusive of 18.5mm Series B Conversion Shares)					204.7
Implied Equity Value per Share					$27.35

Discounted Distribution Analysis

Supplemental Calculation Detail

	2H 2018E	2019E	2020E	2021E	2022E
Adj. GP Dist. Per Share[2]	$0.30	$0.87	$1.32	$1.72	$2.19
Discount Factor	0.953	0.866	0.787	0.716	
PV of GP Dist. per Share	$0.29	$0.76	$1.04	$1.23	
Disc. Adj. Dist. Total					$3.31
Terminal Yield					5.5%
Terminal Disc. Factor					0.683
Implied Terminal Value per Share					$27.23
Implied Equity Value per Share					$30.54

Source: Management projections and FactSet as of 6/21/18.
(1) AMGP discounted DCF defined as HoldCo DCF with Series B payments added back in. Discounted cost of equity at 10.0%.
(2) Adj. GP distribution per share calculated as (AMGP DCF + Series B payment added back) / (fully diluted AMGP shares outstanding + 18.5mm converted Series B units).

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AMGP Illustrative AR Base Volumes Case Discounted Future Value AMGP Status Quo $42.58 $35.91 $31.87 $29.62 $26.68 $25.75 $21.83 $21.41 $17.37 $19.11 2019E 2020E 2021E 21 Source: Management projections and FactSet as of 6/21/18. Note: Valuation based on annual distributions. Net of Series B value. Assumptions Management projections Valuation date as of 6/30/18 Future share price calculated at FY1 annual distributions divided by yield Discounted to 6/30/18 at 10% cost of equity Interim distributions discounted upon receipt to 6/30/18 4.0% 5.5% 7.0% Current Share Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AMGP DCF Analysis | AR Downside Volumes Case

AMGP with Series B Value Conversion | Valuation Effective Date: 6/30/2018

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Discounted Levered DCF(1) Analysis

Distributions Attributable to IDR, LLC | Before Series B Payments

Discount Rate	2022E CAFD Multiple 14.0x	16.0x	18.0x
8.0%	$20.74	$23.26	$25.78
10.0%	$19.35	$21.70	$24.04
12.0%	$18.09	$20.27	$22.45

Discounted Distribution Analysis | Pre-Series B Payment

AMGP Distributions | 1.0x Coverage | SQ AM Distribution Policy

Discount Rate	2022E Distribution Yield 7.0%	5.5%	4.0%
8.0%	$21.03	$25.95	$34.55
10.0%	$19.62	$24.19	$32.19
12.0%	$18.33	$22.58	$30.02

Discounted Levered DCF(1) Analysis

Supplemental Calculation Detail

	2H 2018E	2019E	2020E	2021E	2022E
HoldCo DCF	$53	$169	$231	$287	$352
Discount Factor	0.953	0.866	0.787	0.716	
PV of GP FCF	$51	$147	$182	$206	
Disc. IDR Distribution Total					$585
Terminal Multiple					16.0x
Terminal Disc. Factor					0.683
Implied Terminal Value Enterprise Value					$4,427
Less Net Debt / Corp. Adjustments					(14)
Implied Equity Value					$4,441
AMGP Shares O/S (Inclusive of 18.5mm Series B Conversion Shares)					204.7
Implied Equity Value per Share					$21.70

Discounted Distribution Analysis

Supplemental Calculation Detail

	2H 2018E	2019E	2020E	2021E	2022E
Adj. GP Dist. Per Share(2)	$0.26	$0.83	$1.13	$1.40	$1.72
Discount Factor	0.953	0.866	0.787	0.716	
PV of GP Dist. per Share	$0.25	$0.72	$0.89	$1.00	
Disc. Adj. Dist. Total					$2.86
Terminal Yield					5.5%
Terminal Disc. Factor					0.683
Implied Terminal Value per Share					$21.33
Implied Equity Value per Share					$24.19

Source: Management projections and FactSet as of 6/21/18.
(1) AMGP discounted IDR distribution defined as HoldCo DCF with Series B payments added back in. Discounted cost of equity at 10.0%.
(2) Adj. GP distribution per share calculated as (AMGP DCF + Series B payment added back) / (fully diluted AMGP shares outstanding + 18.5mm converted Series B units).

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AMGP Illustrative AR Downside Volumes Case Discounted Future Value AMGP Status Quo $33.62 $29.49 $25.45 $25.23 $21.95 $20.44 $18.78 $17.64 $14.96 $19.11 2019E 2020E 2021E 23 Source: Management projections and FactSet as of 6/21/18. Note: Valuation based on annual distributions. Net of Series B value. Assumptions Management projections Valuation date as of 6/30/18 Future share price calculated at FY1 annual distributions divided by yield Discounted to 6/30/18 at 10% cost of equity Interim distributions discounted upon receipt to 6/30/18 4.0% 5.5% 7.0% Current Share Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

IV. Analysis of Transaction 24 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Analysis at Various Exchange Ratios ($ in millions, unless otherwise noted) (4) Adjusted Comparable Metrics Trading Median Transaction Median (NTM) Multiples: Statistic 2018E EBITDA $730 14.4x 14.6x 14.8x 15.0x 15.3x 15.5x 12.9x 11.9x 2019E EBITDA $989 10.6x 10.8x 10.9x 11.1x 11.3x 11.4x 10.8x (2) 2018E DCF $385 14.4x 14.8x 15.3x 15.7x 16.1x 16.6x 12.6x (2) 2019E DCF $516 10.7x 11.1x 11.4x 11.7x 12.0x 12.4x 11.7x Current Yield $1.56 5.3% 5.1% 5.0% 4.9% 4.7% 4.6% 5.9% 2018E Yield $1.72 5.8% 5.7% 5.5% 5.3% 5.2% 5.1% 6.3% AM Statistic Trading Median Transaction Median 2018E EBITDA $729 14.4x 14.6x 14.8x 15.1x 15.3x 15.5x 12.9x 11.9x 2019E EBITDA $851 12.3x 12.5x 12.7x 12.9x 13.1x 13.3x 10.8x 2018E DCF (2) 2019E DCF (2) $384 14.4x 14.8x 15.3x 15.7x 16.2x 16.6x 12.6x $452 12.2x 12.6x 13.0x 13.4x 13.7x 14.1x 11.7x Current Yield $1.56 5.3% 5.1% 5.0% 4.9% 4.7% 4.6% 5.9% 2018E Yield $1.72 5.8% 5.7% 5.5% 5.3% 5.2% 5.1% 6.3% Source: Company filings, and FactSet as for 6/21/18. (1) (2) (3) (4) Includes Series B conversion value of (AMGP equity value + [(AMGP equity value - $2bn) x 6%]). DCF attributable to the LP unitholders. Adjusted to reflect proposed Series B conversion, with AMGP share price calculated as (AMGP equity value + [(AMGP equity value - $2bn) x 6%])/(AMGP fully diluted shares outstanding + 18.5mm). Potential counterproposal: 1.700x XR and $3.50 cash consideration / unit. 25 14.1x 12.1x 14.0x 11.9x 5.5% 6.0% 14.7x 12.6x 15.0x 12.7x 5.1% 5.6% 15.4x 13.2x 16.4x 14.0x 4.6% 5.1% AR Downside Volumes Case 14.1x 10.4x 14.0x 10.4x 5.5% 6.0% 15.4x 11.4x 16.4x 12.2x 4.6% 5.1% 14.6x 10.8x 14.9x 11.1x 5.1% 5.6% AR Base Case M L At Potential Counterproposa B C F I K At Offer At Current (3) Exchange Ratio (At Current AMGP Sh. Price of $19.11) 1.600x 1.650x1.700x 1.714x 1.750x1.800x1.850x 1.883x 1.900x Premium to Implied AM Unit Price (AMGP Share Price x Adj. Current XR) (6.7%) (3.7%)(0.8%) 0.0% 2.1%5.0%7.9% 9.9% 10.8% Implied AM Unit Price $28.54 $29.44$30.33 $30.58 $31.22$32.11$33.00 $33.59 $33.90 Fully Diluted AM Units Outstanding 188.1 188.1188.1 188.1 188.1188.1188.1 188.1 188.1 Implied Fully-Diluted AM Equity Value $5,368 $5,536$5,703 $5,751 $5,871$6,039$6,207 $6,318 $6,374 AM Net Debt AMGP Enterprise Value (Including Series B) (1) 1,301 3,637 1,3011,301 3,6373,637 1,301 3,637 1,3011,3011,301 3,6373,6373,637 1,301 3,637 1,301 3,637 Implied AM Enterprise Value(1) $10,306 $10,474$10,642 $10,689 $10,810$10,977$11,145 $11,256 $11,313 Implied AMGP Equity Value 3,652 3,6523,652 3,652 3,6523,6523,652 3,652 3,652 Implied AM Ownership 59.5% 60.3%61.0% 61.2% 61.7%62.3%63.0% 63.4% 63.6% AM J H G E D A CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Contribution Analysis | AR Base Case AMGP DCF Contribution Based On Actual Forecasted Taxes (Including on Series B Cash Flow) Contribution Analysis Implied Ownership Implied Exchange Ratio | Series B Adjusted(1,2) AM AMGP 2017A DCF 2017A DCF 2018E DCF 201 2019E DCF 201 2020E DCF 202 2021E DCF 202 2022E DCF 202 2017A Distributions 2017A Distributions 5.364x 2018E Distributions 2018E Distributions 2019E Distributions 2019E Distributions 2020E Distributions 2020E Distributions 2021E Distributions 2021E Distributions 2022E Distributions 2022E Distributions Source: Management projections. FactSet as of 6/21/18. Note: AM DCF calculated as LP Interest in EBITDA less interest expense, maintenance capex, and tax withholding reimbursements paid to AR. AMGP DCF calculated as IDR DCF from AM to IDR LLC less G&A and cash taxes plus post-tax Series B payments. Note: AM distributions calculated as distributions attributable to LP unitholders. AMGP distributions defined as distributions attributable to IDR, LLC less taxes paid on full distributions available to IDR, LLC less G&A. Note: Cash tax shield from Series B depreciation of ~$6mm per year. (1)Implied exchange ratios utilize adjusted AMGP share count of fully diluted AMGP shares outstanding + 18.5mm converted Series B units. (2)Potential counterproposal: 1.700x XR and $3.50 cash consideration / unit. 26 76.1% 23.9% 70.7% 29.3% 66.6% 33.4% 65.8% 34.2% 65.0% 35.0% 64.5% 35.5% 82.9% 17.1% 75.9% 24.1% 71.4% 28.6% 68.3% 31.7% 66.6% 33.4% 65.3% 34.7% Proposal: 1.600x Potential Counterproposal: 1.883x 8E DCF 9E DCF 0E DCF 1E DCF 2E DCF 3.193x 2.408x 1.994x 1.926x 1.858x 1.820x 3.142x 2.496x 2.152x 1.994x 1.879x CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Contribution Analysis | AR Downside Volumes Case

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

AMGP DCF Contribution Based On Actual Forecasted Taxes (Including on Series B Cash Flow)

Contribution Analysis Implied Ownership



AM
AMGP
2017A DCF
76.1%
23.9%
2018E DCF
70.7%
29.3%
2019E DCF
69.0%
31.0%
2020E DCF
66.2%
33.8%
2021E DCF
65.7%
34.3%
2022E DCF
65.0%
35.0%
2017A Distributions
82.9%
17.1%
2018E Distributions
75.9%
24.1%
2019E Distributions
71.8%
28.2%
2020E Distributions
69.4%
30.6%
2021E Distributions
67.9%
32.1%
2022E Distributions
66.6%
33.4%

Implied Exchange Ratio | Series B Adjusted[1,2]



Proposal: 1.600x
Potential Counterproposal: 1.883x
2017A DCF
3.193x
2018E DCF
2.413x
2019E DCF
2.228x
2020E DCF
1.955x
2021E DCF
1.916x
2022E DCF
1.854x
2017A Distributions
5.364x
2018E Distributions
3.142x
2019E Distributions
2.551x
2020E Distributions
2.265x
2021E Distributions
2.111x
2022E Distributions
1.994x

Source: Management projections. FactSet as of 6/21/18.
Note: AM DCF calculated as LP interest in EBITDA less interest expense, maintenance capex, and tax withholding reimbursements paid to AR. AMGP DCF calculated as IDR DCF from AM to IDR LLC less G&A and cash taxes plus post-tax Series B payments.
Note: AM distributions calculated as distributions attributable to LP unitholders. AMGP distributions defined as distributions attributable to IDR, LLC less taxes paid on full distributions available to IDR, LLC less G&A.
Note: Cash tax shield from Series B depreciation of ~$6mm per year.
(1) Implied exchange ratios utilize adjusted AMGP share count of fully diluted AMGP shares outstanding + 18.5mm converted Series B units.
(2) Potential counterproposal: 1.700x XR and $3.50 cash consideration / unit.

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27

Contribution Analysis | AR Base Case AMGP DCF Contribution Based On Theoretical Taxes On All Distributable Cash Flow Contribution Analysis Implied Ownership Implied Exchange Ratio | Series B Adjusted(1,2) AM AMGP 2017A DCF 201 2018E DCF 201 2019E DCF 201 2020E DCF 202 2021E DCF 202 2022E DCF 202 2017A Distributions 2017A Distributions 5.364x 2018 Distributions 2018 Distributions 2019 Distributions 2019 Distributions 2020 Distributions 2020 Distributions 2021 Distributions 2021 Distributions 2022 Distributions 2022 Distributions Source: Management projections. FactSet as of 6/21/18. Note: AM DCF calculated as LP Interest in EBITDA less interest expense, maintenance capex, and tax withholding reimbursements paid to AR. AMGP DCF calculated as IDR DCF less taxes on total IDR DCF less G&A expenses. AMGP distributions defined as distributions attributable to IDR, LLC less taxes paid on full distributions available to IDR, LLC less G&A. Note: Cash tax shield from Series B depreciation of ~$6mm per year. (1)Implied exchange ratios utilize adjusted AMGP share count of fully diluted AMGP shares outstanding + 18.5mm converted Series B units. (2)Potential counterproposal: 1.700x XR and $3.50 cash consideration / unit. 28 78.6% 21.4% 72.6% 27.4% 68.7% 31.3% 67.1% 32.9% 65.9% 34.1% 65.0% 35.0% 82.9% 17.1% 75.9% 24.1% 71.4% 28.6% 68.3% 31.7% 66.6% 33.4% 65.3% 34.7% Proposal: 1.600x Potential Counterproposal: 1.883x 7A DCF 8E DCF 9E DCF 0E DCF 1E DCF 2E DCF 3.670x 2.648x 2.192x 2.036x 1.931x 1.855x 3.142x 2.496x 2.152x 1.994x 1.879x CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Contribution Analysis | AR Downside Volumes Case AMGP DCF Contribution Based On Theoretical Taxes On All Distributable Cash Flow Contribution Analysis Implied Ownership Implied Exchange Ratio | Series B Adjusted(1,2) AM AMGP 2017A DCF 201 2018E DCF 201 2019E DCF 201 2020E DCF 202 2021E DCF 202 2022E DCF 202 2017A Distributions 2017A Distributions 5.364x 2018 Distributions 2018 Distributions 2019 Distributions 2019 Distributions 2020 Distributions 2020 Distributions 2021 Distributions 2021 Distributions 2022 Distributions 2022 Distributions Source: Management projections. FactSet as of 6/21/18. Note: AM DCF calculated as LP Interest in EBITDA less interest expense, maintenance capex, and tax withholding reimbursements paid to AR. AMGP DCF calculated as IDR DCF less taxes on total IDR DCF less G&A expenses. AMGP distributions defined as distributions attributable to IDR, LLC less taxes paid on full distributions available to IDR, LLC less G&A. Note: Cash tax shield from Series B depreciation of ~$6mm per year. (1)Implied exchange ratios utilize adjusted AMGP share count of fully diluted AMGP shares outstanding + 18.5mm converted Series B units. (2)Potential counterproposal: 1.700x XR and $3.50 cash consideration / unit. 29 78.6% 21.4% 72.6% 27.4% 70.2% 29.8% 67.7% 32.3% 66.8% 33.2% 65.9% 34.1% 82.9% 17.1% 75.9% 24.1% 71.8% 28.2% 69.4% 30.6% 67.9% 32.1% 66.6% 33.4% Proposal: 1.600x Potential Counterproposal: 1.883x 7A DCF 8E DCF 9E DCF 0E DCF 1E DCF 2E DCF 3.670x 2.651x 2.360x 2.095x 2.013x 1.929x 3.142x 2.551x 2.265x 2.111x 1.994x CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Implied Exchange Ratios[1]

AM & AMGP

Proposal: 1.600x

Potential Counterproposal: 1.883x

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

AR Base Volumes Case

Discounted Levered DCF Approach

Discount Rate	Implied XR Low	Implied XR Med	Implied XR High
8.0%	1.149x	1.436x	1.795x
10.0%	1.154x	1.441x	1.799x
12.0%	1.159x	1.446x	1.803x

Discounted Distribution Approach

Discount Rate	Implied XR Low	Implied XR Med	Implied XR High
8.0%	1.039x	1.551x	2.190x
10.0%	1.042x	1.554x	2.191x
12.0%	1.045x	1.557x	2.192x

PV of Future Share Price

	PV of FSP at 10% Discount Rate YE 2019	YE 2020	YE 2021
Low	1.937x	1.807x	1.715x
Mid	1.744x	1.630x	1.550x
High	1.483x	1.390x	1.324x

AR Downside Volumes Case

Discounted Levered DCF Approach

Discount Rate	Implied XR Low	Implied XR Med	Implied XR High
8.0%	1.281x	1.598x	1.993x
10.0%	1.286x	1.603x	1.997x
12.0%	1.292x	1.608x	2.000x

Discounted Distribution Approach

Discount Rate	Implied XR Low	Implied XR Med	Implied XR High
8.0%	1.116x	1.659x	2.331x
10.0%	1.119x	1.662x	2.332x
12.0%	1.123x	1.665x	2.334x

PV of Future Share Price

	PV of FSP at 10% Discount Rate YE 2019	YE 2020	YE 2021
Low	2.047x	1.924x	1.832x
Mid	1.843x	1.737x	1.657x
High	1.569x	1.482x	1.417x

Source: Management projections. FactSet as of 6/21/18.
Note: AM distributable cash flow defined as distributable cash flow attributable to AM LP unitholders. AMGP distributable cash flow defined as HoldCo DCF with pre-tax Series B payments added back in. AMGP share values based on Shares Outstanding including 18.5mm additional shares from Series B conversion.
(1) Low AM to high AMGP and high AM to low AMGP implied unit and share prices compared to assess full range of potential exchange ratios.

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30

Premiums Paid Analysis | MLP Transactions

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

A	B	C	D	E	F	G	H
				Premium			
Announcement Date	Target	Acquiror	Transaction Value	1-Day Premium	Unaffected 1-Day Premium	Unaffected Date	Taxable Transaction
6/19/18	Cheniere Energy Partners LP Holding	Cheniere Energy Inc.	$5,651	2.2%	10.7%	5/16/18	No
5/17/18	Williams Partners, LP	Williams Companies	57,793	6.4%	16.5%	3/15/18	Yes
3/26/18	Tallgrass Energy Partners, LP	Tall Grass Energy GP, LP	8,361	0.6%	(18.4%)	2/7/18	Yes
2/7/18	Terra Nitrogen Co. LP	Terra Nitrogen GP, Inc.	1,474	3.7%	3.7%	NA	Yes
1/2/18	Archrock Partners, LP	Archrock, Inc	2,438	23.4%	23.4%	NA	Yes
8/29/17	Arc Logistics Partners LP	Zenith Energy US, LP	736	15.2%	15.2%	NA	Yes
5/18/17	PennTex Midstream Partners, LP	Energy Transfer Partners, LP	963	20.1%	17.8%	10/24/16	Yes
3/2/17	VTTI Energy Partners, LP	VTTI, B.V	1,867	6.0%	6.0%	NA	Yes
4/3/17	World Point Terminals, LP	World Point Terminals, Inc.	594	5.8%	5.8%	NA	Yes
2/1/17	ONEOK Partners, LP	ONEOK, Inc	23,654	25.8%	25.8%	NA	Yes
1/27/17	Midcoast Energy Partners, LP	Enbridge Energy Company	1,176	(8.6%)	(8.6%)	NA	Yes
11/21/16	Energy Transfer Partners, LP	Sunoco Logistics Partners, LP	54,455	(0.2%)	(0.2%)	NA	No
10/24/16	JP Energy Partners LP	American Midstream Partners	476	9.1%	9.1%	NA	No
9/26/16	Transcanada	Columbia Pipeline Partners LP	3,464	11.1%	9.9%	3/16/16	Yes
8/1/16	Transocean Partners LLC	Transocean Inc.	1,202	20.8%	20.8%	NA	No
5/30/16	Rose Rock Midstream	SemGroup Corp.	2,034	0.0%	0.0%	NA	Yes
11/3/15	Targa Resources Partners LP	Targa Resources Corp.	12,229	18.4%	18.4%	NA	Yes
10/26/15	Northern Tier Energy	Western Refining, Inc.	5,286	11.7%	11.7%	NA	Yes
7/13/15	MarkWest Energy Partners, LP	MPLX LP	22,360	36.3%	36.3%	NA	No
5/6/15	Crestwood Midstream Partners	Crestwood Equity Partners, LP	6,920	17.2%	17.2%	NA	No
4/6/15	QEP Midstream Partners LP	Tesoro Logistics LP	1,145	8.6%	(14.0%)	10/18/14	No
1/26/15	Regency Energy Partners LP	Energy Transfer Partners, LP	18,593	13.2%	13.2%	NA	No
6/15/14	Access Midstream Partners LP	Williams Partners LP	35,891	1.3%	1.3%	NA	No
10/13/14	Atlas Pipeline Partners LP	Targa Resources Partners LP	6,002	15.0%	15.0%	NA	No
11/12/14	Oiltanking Partners LP	Enterprise Products Partners LP	4,289	1.7%	(0.9%)	9/30/14	No
8/10/14	Kinder Morgan Energy Partners	Kinder Morgan Inc.	52,566	12.0%	12.0%	NA	Yes
8/10/14	El Paso Pipeline Partners	Kinder Morgan Inc.	13,677	15.4%	15.4%	NA	Yes
7/24/14	QR Energy LP	Breitburn Energy Partners	2,856	17.5%	17.5%	NA	No
10/10/13	PVR Partners LP	Regency Energy Partners LP	5,659	25.7%	25.7%	NA	No
8/27/13	PAA Natural Gas Storage LP	Plains All American LP	2,531	8.5%	8.5%	NA	No
5/6/13	Crestwood Midstream Partners LP	Inergy Midstream LP	2,643	14.5%	14.5%	NA	No
1/29/13	Copano Energy LLC	Kinder Morgan Energy Partners LP	4,858	23.5%	23.5%	NA	No
2/23/11	Duncan Energy Partners LP	Enterprise Products Partners	3,282	28.1%	28.1%	NA	No
Median				**12.0%**	**13.2%**		
Mean				**12.4%**	**11.5%**		
Taxable Transactions Median				**9.2%**	**11.9%**		
Taxable Transactions Mean				**10.3%**	**9.7%**		

Source: Company filings, press releases, presentations and FactSet for pricing data. Represents precedent MLP transactions by affiliated and third party MLPs, Public GPs and C-Corps since 2011.
Note: Considers transactions where target is an MLP. Implied transaction premium to AM based on adjusted offer XR of 1.714x adjusted to reflect proposed Series B conversion, with AMGP share price calculated as (AMGP equity value + [(AMGP equity value - $2bn) x 6%])/(AMGP fully diluted shares outstanding + 18.5mm).

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31

V. Pro Forma Impact 32 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

A. AMGP Proposal 33 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Transaction Assumptions

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Transaction Assumptions

- Transaction effective on 6/30/2018
- To acquire AM, AMGP will convert into a C-Corp in a 100% stock transaction
- Base case assumes:
  - Each outstanding AM common unit exchanged for 1.6 AMGP shares
  - All existing Series B units exchanged for 18.5mm AMGP shares
- Assumes Company provided pf coverage ratio to drive pf dividend policy
- Step-up depreciation due to
  - Capex allocated on a 5-20 year MACRs schedule depending on capex category
  - Goodwill based on inside tax basis and 704(c) and 743(b) extrapolation provided by PwC
- New capex financed by $500mm senior unsecured issuance in 2018, 2019, 2020, and 2022 at a 5.000% interest rate

Series B Conversion

	At Current	AMGP Proposal At Transaction Proposed
AMGP SQ Units Outstanding	186.2	186.2
Implied XR		1.600x
AMGP Common Units Issued	-	300.9
Pre-Series B Fully Diluted Post-Transaction Share Count	**186.2**	**487.1**
20-Day AMGP VWAP as of 06/21/2018	$18.91	$18.91
Implied Pre-Series Market Cap ($MM)	$3,520	$9,209
AMGP Shares Issued for Series B Conversion	**4.8**	**18.5**
Series B Valuation Threshold ($MM)	*$2,000*	*NA*
Series B Conversion Rate	*6.00%*	*NA*
2018E Series B Cash Flows	*NA*	*NA*
Illustrative Yield	*NA*	*NA*
Post-Series B Fully Diluted Post-Transaction Share Count	**191.0**	**505.6**
Implied Post-Series Market Cap ($MM)	$3,612	$9,559
Implied Series B Valuation	**$91**	**$350**
% Shares Issued to AM	*--*	*59.5%*
% AMGP Shares Outstanding	*97.5%*	*36.8%*
% Class B Shares Outstanding	*2.5%*	*3.7%*

Sources & Uses At Proposed Transaction

Sources		Uses	
AMGP Equity Issued	$6,117	Purchase AM Units Outstanding	$5,750
AM Debt Rolled to AMGP Balance Sheet[1]	1,394	Conversion of Series B Units	354
		Transaction Fees	13
		AM Existing Debt[3]	1,394
Total Sources	**$7,511**	**Total Uses**	**$7,511**

AMGP Ownership Comparison at 1.600x XR



Status Quo
Sponsors 38.0%
Existing Public 42.0%
Mgmt. 20.0%



Pro Forma
Prior AM Public 28.0%
Existing Public 15.5%
Mgmt. 7.4%
Series B 3.7%
Sponsors 14.0%
AR 31.5%

3.7% Series B share under current proposal

Source: FactSet as of 6/21/18.
(1) Includes equity issued for Series B unit conversion into AMGP shares.
(2) Equity values based on share price as of 6/21/18.
(3) Provided by Management.

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ENERGY INVESTMENT & MERCHANT BANKING

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Distributable Cash AM & AMGP | AR Base Case Flow Accretion / (Dilution) AM Accretion / (Dilution) - % At 1.600x Exchange Ratio AMGP Accretion / (Dilution) - % At 1.0x AM Coverage 47.0% 5.1% 4.3% 1.9% 33.0% 27.5% 23.5% (1.6%) 19.3% (7.0%) 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E Pro Forma AMGP: $0.62 $1.67 $2.04 $2.42 $2.78 Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E 1.600x (7.0%) (1.6%) 1.9% 4.3% 5.1% 1.600x 47.0% 33.0% 27.5% 23.5% 19.3% 1.700x (4.8%) 0.8% 4.4% 7.0% 7.8% 1.700x 41.7% 28.3% 23.0% 19.2% 15.1% 1.800x (2.6%) 3.1% 6.7% 9.3% 10.2% 1.800x 36.8% 23.8% 18.7% 15.0% 11.1% 1.900x (0.7%) 5.1% 8.9% 11.5% 12.5% 1.900x 32.3% 19.7% 14.7% 11.2% 7.5% 2.000x 1.2% 7.1% 10.9% 13.6% 14.7% 2.000x 28.0% 15.8% 11.0% 7.6% 4.0% 35 Source: Management projections and FactSet as of 6/21/18 Exchange Ratio Exchange Ratio Status Quo AMGP: $0.42 $1.26 $1.60 $1.96 $2.33 $ Acc / (Dil):$0.20 $0.42 $0.44 $0.46 $0.45 Status Quo AM: $1.08 $2.74 $3.24 $3.75 $4.29 Pro Forma AMGP: $1.00 $2.70 $3.30 $3.91 $4.51 $ Acc / (Dil):($0.08) ($0.04) $0.06 $0.16 $0.22 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distribution Accretion / (Dilution)

AM & AMGP | AR Base Case

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

AM Accretion / (Dilution) - %

At 1.600x Exchange Ratio



(16.5%)
(0.1%)
(0.1%)
(0.1%)
0.0%
2H 2018E
2019E
2020E
2021E
2022E

	2H 2018E	2019E	2020E	2021E	2022E
Status Quo AM:	$0.91	$2.21	$2.85	$3.42	$4.10
Pro Forma AMGP:	$0.76	$2.21	$2.85	$3.42	$4.10
$ Acc / (Dil):	($0.15)	($0.00)	($0.00)	($0.00)	$0.00
PF AMGP Coverage:	1.318x	1.223x	1.159x	1.144x	1.100x

Accretion / (Dilution) Analysis at Various XRs

Exchange Ratio	2H 2018E	2019E	2020E	2021E	2022E
1.600x	(16.5%)	(0.1%)	(0.1%)	(0.1%)	0.0%
1.700x	(14.4%)	2.3%	2.4%	2.5%	2.5%
1.800x	(12.5%)	4.6%	4.6%	4.8%	4.9%
1.900x	(10.8%)	6.7%	6.8%	6.9%	7.1%
2.000x	(9.1%)	8.7%	8.7%	8.9%	9.1%

AMGP Accretion / (Dilution) - %



54.5%
54.8%
32.3%
22.1%
14.9%
2H 2018E
2019E
2020E
2021E
2022E

	2H 2018E	2019E	2020E	2021E	2022E
Status Quo AMGP:	$0.31	$0.89	$1.35	$1.75	$2.23
Pro Forma AMGP:	$0.48	$1.38	$1.78	$2.14	$2.56
$ Acc / (Dil):	$0.17	$0.49	$0.43	$0.39	$0.33
PF AMGP Coverage:	1.318x	1.223x	1.159x	1.144x	1.100x

Accretion / (Dilution) Analysis at Various XRs

Exchange Ratio	2H 2018E	2019E	2020E	2021E	2022E
1.600x	54.5%	54.8%	32.3%	22.1%	14.9%
1.700x	48.9%	49.2%	27.6%	17.9%	10.8%
1.800x	43.8%	44.1%	23.2%	13.8%	7.1%
1.900x	39.0%	39.3%	19.1%	10.0%	3.5%
2.000x	34.5%	34.7%	15.2%	6.4%	0.2%

Source: Management projections and FactSet as of 6/21/18

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Distributable Cash Flow Accretion / (Dilution) AM & AMGP | AR Downside Volumes Case AM Accretion / (Dilution) - % AMGP Accretion / (Dilution) - % At 1.0x AM Coverage 52.6% (0.4%) (2.8%) 39.7% (4.5%) 28.4% 21.0% 7.9% (8.8%) (9.0%) 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E Pro Forma AMGP: $0.92 $2.30 $3.01 $3.24 $3.42 Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E 1.600x (8.8%) (4.5%) (0.4%) (2.8%) (9.0%) 1.600x 52.6% 39.7% 28.4% 21.0% 7.9% 1.700x (6.6%) (2.2%) 2.2% 1.6% (6.2%) 1.700x 47.1% 34.7% 24.0% 19.0% 4.7% 1.800x (4.5%) 0.0% 4.6% 5.1% (2.8%) 1.800x 42.1% 30.0% 19.9% 15.6% 3.0% 1.900x (2.6%) 2.0% 6.8% 7.4% 1.6% 1.900x 37.3% 25.6% 16.0% 11.9% 2.0% 2.000x (0.8%) 3.9% 9.0% 9.5% 5.9% 2.000x 32.9% 21.6% 12.4% 8.4% 1.0% 37 Source: Management projections and FactSet as of 6/21/18 Exchange Ratio Exchange Ratio Status Quo AM:$1.01 $2.40 $3.02 $3.33 $3.76 $ Acc / (Dil):($0.09) ($0.11) ($0.01) ($0.09) ($0.34) Status Quo AM: $0.37 $1.02 $1.45 $1.66 $1.96 Pro Forma AMGP:$0.57 $1.43 $1.86 $2.01 $2.12 $ Acc / (Dil):$0.20 $0.40 $0.41 $0.35 $0.15 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distribution Accretion / (Dilution)

AM & AMGP | AR Downside Volumes Case

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

AM Accretion / (Dilution) - %

At 1.600x Exchange Ratio



(18.7%)
(12.5%)
0.7%
(4.7%)
(9.0%)
2H 2018E
2019E
2020E
2021E
2022E

	2H 2018E	2019E	2020E	2021E	2022E
Status Quo AM:	$0.86	$2.15	$2.58	$2.97	$3.42
Pro Forma AMGP:	$0.70	$1.88	$2.60	$2.83	$3.11
$ Acc / (Dil):	($0.16)	($0.27)	$0.02	($0.14)	($0.31)
PF AMGP Coverage:	1.318x	1.223x	1.159x	1.144x	1.100x

AMGP Accretion / (Dilution) - %



61.2%
38.8%
40.7%
23.7%
11.2%
2H 2018E
2019E
2020E
2021E
2022E

	2H 2018E	2019E	2020E	2021E	2022E
Status Quo AMGP:	$0.27	$0.85	$1.15	$1.43	$1.75
Pro Forma AMGP:	$0.44	$1.17	$1.62	$1.77	$1.95
$ Acc / (Dil):	$0.17	$0.33	$0.47	$0.34	$0.20
PF AMGP Coverage:	1.318x	1.223x	1.159x	1.144x	1.100x

Accretion / (Dilution) Analysis at Various XRs (AM)

Exchange Ratio	2H 2018E	2019E	2020E	2021E	2022E
1.600x	(18.7%)	(12.5%)	0.7%	(4.7%)	(9.0%)
1.700x	(16.7%)	(10.3%)	3.3%	(0.4%)	(6.2%)
1.800x	(14.9%)	(8.4%)	5.7%	3.1%	(2.7%)
1.900x	(13.1%)	(6.5%)	8.0%	5.3%	1.6%
2.000x	(11.5%)	(4.8%)	10.1%	7.4%	5.9%

Accretion / (Dilution) Analysis at Various XRs (AMGP)

Exchange Ratio	2H 2018E	2019E	2020E	2021E	2022E
1.600x	61.2%	38.8%	40.7%	23.7%	11.2%
1.700x	55.5%	33.8%	35.8%	21.7%	7.9%
1.800x	50.1%	29.2%	31.3%	18.9%	5.7%
1.900x	45.1%	24.8%	27.1%	15.1%	4.5%
2.000x	40.4%	20.8%	23.1%	11.5%	3.5%

Source: Management projections and FactSet as of 6/21/18

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Distribution Accretion / (Dilution) At Various PF AMGP Coverage Ratios & Exchange Ratios | AR Base Case 2H 2018E AM Accretion / (Dilution) - % 2019E AM Accretion / (Dilution) - % 39 Source: Management projections and FactSet as of 6/21/18 1.600x 1.700x 1.800x 1.900x 2.000x 1.600x 1.700x 1.800x 1.900x 2.000x Exchange Ratio Exchange Ratio Breakeven Coverage 1.222x Management Distribution Coverage 1.223x 1.300x 1.000x 1.150x 22.2% 6.3% 25.2% 8.9% 28.0% 11.3% 30.6% 13.5% 33.0% 15.6% 0.0% 2.4% 4.7% 6.8% 8.8% (0.1%) 2.3% 4.6% 6.7% 8.7% (6.0%) (3.7%) (1.6%) 0.4% 2.3% 1.000x Breakeven Coverage 1.101x 1.150x Management Distribution Coverage 1.318x 1.450x 10.1% 12.8% 15.3% 17.6% 19.8% 0.0% 2.4% 4.7% 6.8% 8.8% (4.3%) (1.9%) 0.2% 2.3% 4.2% (16.5%) (14.4%) (12.5%) (10.8%) (9.1%) (24.1%) (22.2%) (20.5%) (18.9%) (17.4%) Coverage Ratio Coverage Ratio CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Growth Comparison at AMGP Proposal

SQ AM, SQ AMGP, & PF AMGP

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

DCF per Unit / Share

AR Base Case	2018E	2019E	2020E	2021E	2022E	2019E - 2022E CAGR
AM	$2.05	$2.74	$3.24	$3.75	$4.29	16%
AMGP @ 1.0x AM Coverage	$0.77	$1.26	$1.60	$1.96	$2.33	23%
PF AMGP	$1.09	$1.69	$2.06	$2.44	$2.82	19%
AR Downside Volumes Case						
AM	$2.04	$2.40	$3.02	$3.33	$3.76	16%
AMGP @ 1.0x AM Coverage	$0.77	$1.02	$1.45	$1.66	$1.96	24%
PF AMGP	$1.07	$1.35	$1.79	$1.98	$2.15	17%

Distributions / Dividends per Unit / Share

AR Base Case	2018E	2019E	2020E	2021E	2022E	2019E - 2022E CAGR
AM	$1.72	$2.21	$2.85	$3.42	$4.10	23%
AMGP	$0.54	$0.89	$1.35	$1.75	$2.23	36%
PF AMGP	$0.95	$1.38	$1.78	$2.14	$2.56	23%
AR Downside Volumes Case						
AM	$1.72	$2.15	$2.58	$2.97	$3.42	17%
AMGP	$0.54	$0.85	$1.15	$1.43	$1.75	27%
PF AMGP	$0.88	$1.10	$1.54	$1.73	$1.95	21%

SQ AM Mgmt Dist Coverage (Base Case)	1.27x	1.31x	1.16x	1.11x	1.05x
SQ AM Mgmt Dist Coverage (AR Downside Volumes Case)	1.26x	1.16x	1.21x	1.15x	1.12x
PF AMGP Management Dividend Coverage	1.32x	1.22x	1.16x	1.14x	1.10x

Source: Management projections and FactSet as of 6/21/18.
Note: Coverage assumptions as provided by Management. PF AMGP coverage extrapolated based on fixed distributions provided for AR Base Case. SQ AM coverage for AR Base Case extrapolated based on fixed distributions provided for AR Base Case. SQ AM coverage for AR Downside Volumes base extrapolated based on fixed distributions provided for AR Downside Volumes Case.

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Midstream Distribution Growth vs. Yield MLPs vs. C-Corps Non-Sponsored MLPs Midstream C-Corps Denotes MLPs without IDRs 16.0% 14.0% 12.0% 10.0% 8.0% QM M M 6.0% VLP MMP 4.0% 2.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Distribution Growth (2018E-2022E) CAGR (%) 41 Sources: Company filings, FactSet estimates as of 6/21/18 Note: Companies selected represent dividend/distribution paying midstream C-Corps and MLPs (both with and without IDRs). 2018E Yield (%) E&P Sponsored Other High Growth SM LP BPL PF AMGP 2019E – 2022E Distribution Growth CAGR (AR Downside Case) = ~18% PF AMGP 2019E – 2022E Distribution Growth CAGR (AR Base Case) = ~23% ENLK TEGP ANDX EQGP NBLX KM I HEP DCP SEM G TLP WES E TRGP ENBL CEQP WGP HES ENLC SHLX CNX PSXP BPM P TRP PAGP WM B AM GP AM y = 0.0919e-2.844x R² = 0.5277 y = 0.0878e-2.299x R² = 0.606 •4 of 7 E&P-sponsored MLPs (not including AM) are above the regression line that includes AMGP •All C-Corps except TEGP are below the regression line that includes AMGP Excluding AMGP I ncluding AMGP CONFIDENTIAL DRAFT SUBJECT TO CHANGE

PF AMGP Selected Public Trading Comparables Midstream C-Corps, Public General Partners, & High – Growth MLPs Dist. Growth DCF (2,3) Unit Price at 6/21/2018 Price (Yield) 2018E to EBITDA (1) Company Equity Value TEV Current 2018E 2020E CAGR 2018E 2019E 2018E 2019E 2018E Kinder Morgan Inc ONEOK, Inc. Plains All American Pipeline GP SemGroup Corporation Targa Resources Corp. The Williams Companies, Inc. $17.16 68.78 24.66 25.80 48.24 27.69 $37,856 28,274 6,982 2,028 10,734 33,592 $77,067 36,449 6,878 4,832 16,976 54,180 4.7% 4.6% 4.9% 7.3% 7.5% 4.9% 4.7% 4.7% 5.0% 7.4% 7.5% 5.8% 25% 10% 14% 5% 0% 6% 8.8x 16.2x 11.1x 10.9x 13.0x 16.5x 8.5x 15.3x 9.1x 8.1x 10.9x 14.7x 10.3x 15.6x 20.2x 12.2x 13.0x 21.9x 10.1x 14.5x 18.3x 10.5x 11.0x 20.6x 2.6x 1.3x 1.7x 1.5x 1.1x 1.3x CNX Midstream Partners LP EQT Midstream Partners LP Hess Midstream Partners LP Noble Midstream Partners LP BP Midstream Partners LP Shell Midstream Partners LP Valero Energy Partners LP $20.50 56.10 20.34 50.60 21.03 22.44 38.88 $1,438 13,268 1,135 2,090 2,351 6,819 3,944 $2,093 16,167 3,163 3,045 2,657 8,748 5,146 6.3% 7.6% 6.6% 4.0% 5.1% 6.2% 5.2% 6.7% 8.0% 6.9% 4.3% 5.3% 6.6% 5.8% 12.2x 10.3x 13.0x 10.8x 16.3x 13.9x 12.2x 9.1x 8.4x 11.7x 11.2x 12.6x 11.9x 10.8x 12.8x 12.7x 11.6x 13.1x 17.8x 14.8x 12.4x 9.0x 10.9x 9.5x 10.5x 13.0x 10.4x 10.0x 1.3x 1.2x 1.1x 2.1x 1.3x 1.1x 1.4x 15% 16% 15% 20% 15% 12% 16% Source: FactSet as of 6/21/18 and Wall Street research. (1) (2) (3) (4) For C-corps, CAGR calculated using Q4 2017 dividend annualized and 2020E dividend. Calculated as equity value to LP DCF. DCF calculated as EBITDA less interest expense and maintenance capital. Defined as high-growth MLP if current – 2020E distribution growth CAGR is greater than 10%. 42 PF AMGP at Offer $19.11 $9,020 $10,689 5.0% 5.0% 28% 14.2x 10.6x 13.7x 10.8x 1.2x PF AMGP at Potential Counter Proposal $19.11 $9,970 $11,256 4.5% 4.8% 29% 16.2x 11.9x 14.4x 11.4x 1.2x Mean $11,578 $18,262 5.8% 6.1% 13% 12.7x 10.9x 14.5x 12.2x 1.5x Median $6,819 $6,878 5.2% 5.8% 15% 12.2x 10.9x 13.0x 10.5x 1.3x Midstream C-Corp Mean $19,911 $32,730 5.7% 5.8% 10% 12.7x 11.1x 15.5x 14.2x 1.6x Midstream C-Corp Median $19,504 $26,712 4.9% 5.4% 8% 12.0x 10.0x 14.3x 12.8x 1.4x High-Growth MLP Mean $4,435 $5,860 5.9% 6.2% 15% 12.7x 10.8x 13.6x 10.5x 1.4x High-Growth MLP Median $2,351 $3,163 6.2% 6.6% 15% 12.2x 11.2x 12.8x 10.4x 1.3x High - Growth MLPs(4) Non-IDR Midstream C-Corps L Coverage J K Enterprise Value / H I Equity Value / G E F Distribution / Unit / D C B A CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Has / Gets Analysis | Valuation Effective Date: 6/30/2018 AR Base Case Discounted Levered DCF Analysis Discounted Levered DCF Analysis 9.0x 10.5x 12.0x 10.0x 12.0x 14.0x 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Distribution Analysis Discounted Distribution Analysis 8.0% 7.0% 6.0% 7.0% 6.0% 5.0% 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Cash Flow | Unlevered FCF(1) | Discounted at WACC 11.0x 13.0x 15.0x 7.0% 8.5% 10.0% Source: Management projections and FactSet as of 6/21/18. (1) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share. 43 $39.63 $46.51 $53.39 $37.32 $43.83 $50.33 $35.17 $41.33 $47.48 Discount Rate 2022E Terminal M ultiple $43.38 $49.63 $58.37 $40.47 $46.27 $54.40 $37.81 $43.21 $50.77 Discount Rate $45.47 $50.85 $58.02 $42.47 $47.47 $54.14 $39.73 $44.38 $50.58 Discount Rate 2022E Distribution Yield 2022E Distribution Yield $42.21 $48.84 $55.47 $39.48 $45.64 $51.80 $36.98 $42.71 $48.44 Discount Rate $37.39 $42.12 $46.85 $35.01 $39.40 $43.80 $32.82 $36.91 $41.00 Discount Rate 2022E DCF M ultiple 2022E DCF M ultiple XR Adjusted PF AMGP Implied Share Price |1.600x XR Stand Alone AM Implied Unit Price CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Has / Gets Analysis | AR Downside Volumes Case

Valuation Effective Date: 6/30/2018

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Stand Alone AM Implied Unit Price

Discounted Levered DCF Analysis

Discount Rate	2022E DCF Multiple: 9.0x	10.5x	12.0x
8.0%	$33.03	$37.18	$41.32
10.0%	$30.93	$34.78	$38.64
12.0%	$29.00	$32.59	$36.17

Discounted Distribution Analysis

Discount Rate	2022E Distribution Yield: 8.0%	7.0%	6.0%
8.0%	$38.55	$43.03	$49.02
10.0%	$36.02	$40.20	$45.76
12.0%	$33.72	$37.60	$42.77

XR Adjusted PF AMGP Implied Share Price | 1.600x XR

Discounted Levered DCF Analysis

Discount Rate	2022E DCF Multiple: 10.0x	12.0x	14.0x
8.0%	$33.03	$38.06	$43.09
10.0%	$30.92	$35.60	$40.27
12.0%	$28.99	$33.33	$37.68

Discounted Distribution Analysis

Discount Rate	2022E Distribution Yield: 7.0%	6.0%	5.0%
8.0%	$34.52	$39.41	$46.27
10.0%	$32.22	$36.77	$43.14
12.0%	$30.12	$34.35	$40.27

Discounted Cash Flow | Unlevered FCF(1) | Discounted at WACC

Discount Rate	2022E Terminal Multiple: 11.0x	13.0x	15.0x
7.0%	$31.67	$36.89	$42.11
8.5%	$29.83	$34.77	$39.71
10.0%	$28.12	$32.79	$37.46

Source: Management projections and FactSet as of 6/21/18.

(1) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share.

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Has / Gets Analysis | Valuation Effective Date: 6/30/2018 AR Base Case Discounted Levered DCF Analysis Discounted Levered DCF Analysis 14.0x 16.0x 18.0x 10.0x 12.0x 14.0x 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Distribution Analysis Discounted Distribution Analysis 7.0% 5.5% 4.0% 7.0% 6.0% 5.0% 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Cash Flow | Unlevered FCF(1) | Discounted at WACC 11.0x 13.0x 15.0x 7.0% 8.5% 10.0% Source: Management projections and FactSet as of 6/21/18. (1) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share. 45 $24.77 $29.07 $33.37 $23.33 $27.39 $31.46 $21.98 $25.83 $29.68 Discount Rate 2022E Terminal M ultiple $27.11 $31.02 $36.48 $25.29 $28.92 $34.00 $23.63 $27.00 $31.73 Discount Rate $26.49 $32.78 $43.77 $24.71 $30.54 $40.76 $23.07 $28.50 $38.00 Discount Rate 2022E Distribution Yield 2022E Distribution Yield $26.38 $30.53 $34.67 $24.68 $28.52 $32.37 $23.11 $26.69 $30.27 Discount Rate $26.10 $29.33 $32.55 $24.35 $27.35 $30.34 $22.75 $25.53 $28.32 Discount Rate 2022E DCF M ultiple 2022E CAFD M ultiple PF AMGP Implied Share Price Stand Alone AMGP Implied Share Price CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Has / Gets Analysis | AR Valuation Effective Date: 6/30/2018 Downside Volumes Case Discounted Levered DCF Analysis Discounted Levered DCF Analysis 14.0x 16.0x 18.0x 10.0x 12.0x 14.0x 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Distribution Analysis Discounted Distribution Analysis 7.0% 5.5% 4.0% 7.0% 6.0% 5.0% 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Cash Flow | Unlevered FCF(1) | Discounted at WACC 11.0x 13.0x 15.0x 7.0% 8.5% 10.0% Source: Management projections and FactSet as of 6/21/18. (1) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share. 46 $19.79 $23.06 $26.32 $18.65 $21.73 $24.82 $17.57 $20.49 $23.41 Discount Rate 2022E Terminal M ultiple $21.57 $24.63 $28.92 $20.14 $22.98 $26.96 $18.82 $21.47 $25.17 Discount Rate $21.03 $25.95 $34.55 $19.62 $24.19 $32.19 $18.33 $22.58 $30.02 Discount Rate 2022E Distribution Yield 2022E Distribution Yield $20.65 $23.79 $26.93 $19.33 $22.25 $25.17 $18.12 $20.83 $23.55 Discount Rate $20.74 $23.26 $25.78 $19.35 $21.70 $24.04 $18.09 $20.27 $22.45 Discount Rate 2022E DCF M ultiple 2022E CAFD M ultiple PF AMGP Implied Share Price Stand Alone AMGP Implied Share Price CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Illustrative Discounted Future Value SQ AM & PF AMGP | AR Base Case & AR Downside Volumes Case SQ AM | AR Base Case PF AMGP | 1.600x XR Adjusted | AR Base Case $47.38 $43.94 $38.06 $33.65 2019E SQ AM | AR nside Volumes Case $46.91 $46.05 $43.69 $39.93 $38.12 $35.43 $34.61 $34.17 $33.19 $37.44 $33.94 $30.62 2019E 2020E 2021E 2019E 2020E 2021E 47 Source: Management projections and FactSet as of 6/21/18. Note: Valuation based on annual distributions. Assumptions  Management projections | Valuation date as of 6/30/18  Future share price calculated at FY1 distributions divided by yield  Discounted to 6/30/18 at 10% cost of equity Interim distributions discounted upon receipt to 6/30/18 $30.58 8.0% Current AM Unit Price 5.0% 6.0% 7.0% Yield $56.39 $49.91 $49.41 $43.50 $44.16 $38.69 2020E 2021E $62.77 $56.35 $52.98 $50.47 $42.25 $45.99 $40.97 $36.37 2019E 2020E 2021E Downside Volumes Case $47.64 6.0% $41.81 7.0% PF AMGP | 1.600x XR Adjusted | AR Dow $48.16 $39.48$40.73 $38.55 Yield $30.58 5.0% 6.0% 7.0% Yield 6.0% 7.0% 8.0% Current AM Unit Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Illustrative Discounted Future Value SQ AMGP & PF AMGP | AR Base Case & AR Downside Volumes Case SQ AMGP | AR Base Case $34.63 $29.62 $21.83 $17.37 2019E SQ AMGP | AR Downside Volumes Case $25.45 $20.44 $18.78 $14.96 $22.23 2019E 48 Source: Management projections and FactSet as of 6/21/18. Note: Valuation based on annual distributions. Assumptions  Management projections | Valuation date as of 6/30/18  Future share price calculated at FY1 distributions divided by yield  Discounted to 6/30/18 at 10% cost of equity Interim distributions discounted upon receipt to 6/30/18 5.0% 6.0% 7.0% Yield 5.0% 6.0% 7.0% Yield $42.58 $35.91 $31.87 $26.68 $25.75 $21.41 $19.11 6.0% 7.0% 8.0% PF AMGP | AR Base Case $40.75 $36.16 $31.97 $30.56 $26.82 $30.26 $26.55 $23.15 2019E 2020E 2021E 2020E 2021E PF AMGP | AR Downside Volumes Case $31.45 $30.19 $29.18 $26.81 $25.54 $24.49 $23.49 $21.14 2019E 2020E 2021E $33.62 $29.49 $25.23 $21.95 $17.64 $19.11 2020E 2021E 6.0% 7.0% 8.0% Current AM Unit Price Yield Current AM Unit Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

B. AMGP Proposal – Tax Adjusted Exchange Ratio Analysis 49 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distributable Cash Flow Accretion / (Dilution)

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

AM & AMGP | AR Base Case

AM Accretion / (Dilution) - %

At 1.600x Exchange Ratio



(13.2%)
(8.1%)
(4.9%)
(2.7%)
(1.9%)
2H 2018E
2019E
2020E
2021E
2022E

	2H 2018E	2019E	2020E	2021E	2022E
Status Quo AM:	$1.08	$2.74	$3.24	$3.75	$4.29
Pro Forma AMGP:	$0.94	$2.52	$3.08	$3.65	$4.21
$ Acc / (Dil):	($0.14)	($0.22)	($0.16)	($0.10)	($0.08)

Accretion / (Dilution) Analysis at Various XRs

Exchange Ratio	Implied After-Tax XR	2H 2018E	2019E	2020E	2021E	2022E
1.600x	1.493x	(13.2%)	(8.1%)	(4.9%)	(2.7%)	(1.9%)
1.700x	1.569x	(12.1%)	(6.9%)	(3.6%)	(1.3%)	(0.5%)
1.800x	1.646x	(11.0%)	(5.8%)	(2.4%)	(0.0%)	0.8%
1.900x	1.722x	(10.0%)	(4.7%)	(1.3%)	1.1%	2.0%
2.000x	1.798x	(9.0%)	(3.7%)	(0.3%)	2.1%	3.1%

AMGP Accretion / (Dilution) - %

At 1.0x AM Coverage



47.0%
33.0%
27.5%
23.5%
19.3%
2H 2018E
2019E
2020E
2021E
2022E

	2H 2018E	2019E	2020E	2021E	2022E
Status Quo AMGP:	$0.42	$1.26	$1.60	$1.96	$2.33
Pro Forma AMGP:	$0.62	$1.67	$2.04	$2.42	$2.78
$ Acc / (Dil):	$0.20	$0.42	$0.44	$0.46	$0.45

Accretion / (Dilution) Analysis at Various XRs

Exchange Ratio	2H 2018E	2019E	2020E	2021E	2022E
1.600x	47.0%	33.0%	27.5%	23.5%	19.3%
1.700x	41.7%	28.3%	23.0%	19.2%	15.1%
1.800x	36.8%	23.8%	18.7%	15.0%	11.1%
1.900x	32.3%	19.7%	14.7%	11.2%	7.5%
2.000x	28.0%	15.8%	11.0%	7.6%	4.0%

Source: Management projections and FactSet as of 6/21/18

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

50

Distribution Accretion AM & AMGP | AR Base Case / (Dilution) AM Accretion / (Dilution) - % At 1.600x Exchange Ratio (1.493x Tax Adjusted Exchange Ratio) AMGP Accretion / (Dilution) - % 54.5% 54.8% 32.3% (22.1%) 22.1% 14.9% 2H 2018E 2019E 2020E 2021E 2022E Pro Forma AMG Accretion / (Dilution) Analysis at Various XRs Implied After-Accretion / (Dilution) Analysis at Various XRs 2H 2018E 2019E 2020E 2021E 2022E 1.600x 54.5% 54.8% 32.3% 22.1% 14.9% 1.600x 1.700x 48.9% 49.2% 27.6% 17.9% 10.8% 1.700x 1.800x 43.8% 44.1% 23.2% 13.8% 7.1% 1.800x 1.900x 39.0% 39.3% 19.1% 10.0% 3.5% 1.900x 2.000x 34.5% 34.7% 15.2% 6.4% 0.2% 2.000x (18.3%) (2.3%) (2.2%) (2.1%) (1.9%) 51 Source: Management projections and FactSet as of 6/21/18 1.798x Exchange Ratio Exchange Ratio Status Quo AM: $ Acc / (Dil): PF AMGP Coverage: 1.318x 1.223x 1.159x 1.144x 1.100x Status Quo AMGP: $0.31 $0.89 $1.35 $1.75 $2.23 Pro Forma AMGP: $0.48 $1.38 $1.78 $2.14 $2.56 $ Acc / (Dil):$0.17 $0.49 $0.43 $0.39 $0.33 PF AMGP Coverage:1.318x 1.223x 1.159x 1.144x 1.100x (6.8%) (6.7%) (6.7%) (6.6%) 2H 2018E 2019E 2020E 2021E 2022E $0.91 $2.21 $2.85 $3.42 $4.10 P:$0.71 $2.06 $2.66 $3.19 $3.83 ($0.20) ($0.15) ($0.19) ($0.23) ($0.27) Tax 2H 2018E 2019E 2020E 2021E 2022E XR 1.493x (22.1%) (6.8%) (6.7%) (6.7%) (6.6%) 1.569x (21.0%) (5.5%) (5.5%) (5.4%) (5.3%) 1.646x (20.0%) (4.4%) (4.3%) (4.2%) (4.1%) 1.722x (19.1%) (3.3%) (3.2%) (3.1%) (3.0%) CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distributable Cash Flow Accretion / (Dilution)

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

AM & AMGP | AR Downside Volumes Case

AM Accretion / (Dilution) - %

At 1.600x Exchange Ratio (1.493x Tax Adjusted Exchange Ratio)



(14.9%)
(10.9%)
(7.0%)
(9.3%)
(15.1%)
2H 2018E
2019E
2020E
2021E
2022E

	2H 2018E	2019E	2020E	2021E	2022E
Status Quo AM:	$1.01	$2.40	$3.02	$3.33	$3.76
Pro Forma AMGP:	$0.86	$2.14	$2.81	$3.02	$3.20
$ Acc / (Dil):	($0.15)	($0.26)	($0.21)	($0.31)	($0.57)

Accretion / (Dilution) Analysis at Various XRs

Exchange Ratio	Implied After-Tax XR	2H 2018E	2019E	2020E	2021E	2022E
1.600x	1.493x	(14.9%)	(10.9%)	(7.0%)	(9.3%)	(15.1%)
1.700x	1.569x	(13.7%)	(9.7%)	(5.7%)	(6.2%)	(13.4%)
1.800x	1.646x	(12.7%)	(8.6%)	(4.4%)	(3.9%)	(11.1%)
1.900x	1.722x	(11.7%)	(7.5%)	(3.2%)	(2.7%)	(8.0%)
2.000x	1.798x	(10.8%)	(6.6%)	(2.0%)	(1.6%)	(4.8%)

AMGP Accretion / (Dilution) - %

At 1.0x AM Coverage



52.6%
39.7%
28.4%
21.0%
7.9%
2H 2018E
2019E
2020E
2021E
2022E

	2H 2018E	2019E	2020E	2021E	2022E
Status Quo AM:	$0.37	$1.02	$1.45	$1.66	$1.96
Pro Forma AMGP:	$0.57	$1.43	$1.86	$2.01	$2.12
$ Acc / (Dil):	$0.20	$0.40	$0.41	$0.35	$0.15

Accretion / (Dilution) Analysis at Various XRs

Exchange Ratio	2H 2018E	2019E	2020E	2021E	2022E
1.600x	52.6%	39.7%	28.4%	21.0%	7.9%
1.700x	47.1%	34.7%	24.0%	19.0%	4.7%
1.800x	42.1%	30.0%	19.9%	15.6%	3.0%
1.900x	37.3%	25.6%	16.0%	11.9%	2.0%
2.000x	32.9%	21.6%	12.4%	8.4%	1.0%

Source: Management projections and FactSet as of 6/21/18

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING
52

Distribution Accretion / (Dilution)

AM & AMGP | AR Downside Volumes Case

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

AM Accretion / (Dilution) - %

At 1.600x Exchange Ratio (1.493x Tax Adjusted Exchange Ratio)



(24.1%)
(18.3%)
(6.1%)
(11.1%)
(15.0%)
2H 2018E
2019E
2020E
2021E
2022E

	2H 2018E	2019E	2020E	2021E	2022E
Status Quo AM:	$0.86	$2.15	$2.58	$2.97	$3.42
Pro Forma AMGP:	$0.65	$1.75	$2.42	$2.64	$2.91
$ Acc / (Dil):	($0.21)	($0.39)	($0.16)	($0.33)	($0.51)
PF AMGP Coverage:	1.318x	1.223x	1.159x	1.144x	1.100x

AMGP Accretion / (Dilution) - %



61.2%
38.8%
40.7%
23.7%
11.2%
2H 2018E
2019E
2020E
2021E
2022E

	2H 2018E	2019E	2020E	2021E	2022E
Status Quo AMGP:	$0.27	$0.85	$1.15	$1.43	$1.75
Pro Forma AMGP:	$0.44	$1.17	$1.62	$1.77	$1.95
$ Acc / (Dil):	$0.17	$0.33	$0.47	$0.34	$0.20
PF AMGP Coverage:	1.318x	1.223x	1.159x	1.144x	1.100x

Accretion / (Dilution) Analysis at Various XRs

Exchange Ratio	Implied After-Tax XR	2H 2018E	2019E	2020E	2021E	2022E
1.600x	1.493x	(24.1%)	(18.3%)	(6.1%)	(11.1%)	(15.0%)
1.700x	1.569x	(23.1%)	(17.2%)	(4.7%)	(8.0%)	(13.4%)
1.800x	1.646x	(22.2%)	(16.2%)	(3.4%)	(5.8%)	(11.1%)
1.900x	1.722x	(21.3%)	(15.3%)	(2.1%)	(4.6%)	(7.9%)
2.000x	1.798x	(20.4%)	(14.4%)	(1.0%)	(3.5%)	(4.8%)

Accretion / (Dilution) Analysis at Various XRs

Exchange Ratio	2H 2018E	2019E	2020E	2021E	2022E
1.600x	61.2%	38.8%	40.7%	23.7%	11.2%
1.700x	55.5%	33.8%	35.8%	21.7%	7.9%
1.800x	50.1%	29.2%	31.3%	18.9%	5.7%
1.900x	45.1%	24.8%	27.1%	15.1%	4.5%
2.000x	40.4%	20.8%	23.1%	11.5%	3.5%

Source: Management projections and FactSet as of 6/21/18

TUDOR PICKERING HOLT & CO

53

Distribution Accretion / (Dilution) At Various PF AMGP Coverage Ratios & Exchange Ratios | AR Base Case 2H 2018E AM Accretion / (Dilution) - % 2019E AM Accretion / (Dilution) - % Management Distribution Coverage Management Distribution Coverage Breakeven Coverage Breakeven Coverage 54 Source: Management projections and FactSet as of 6/21/18 Exchange Ratio Exchange Ratio 1.000x1.150x 1.141x 1.223x 1.300x 14.1%(0.8%) 15.6%0.5% 17.0%1.7% 18.3%2.9% 19.6%4.0% 0.0% 1.3% 2.6% 3.7% 4.8% (6.8%) (5.5%) (4.4%) (3.3%) (2.3%) (12.3%) (11.1%) (10.0%) (9.0%) (8.0%) XR Implied After-Tax XR 1.600x 1.493x 1.700x 1.593x 1.800x 1.693x 1.900x 1.793x 2.000x 1.893x XR Implied After-Tax XR 1.000x 1.027x 1.150x 1.318x 1.450x 0.0% 1.3% 2.6% 3.7% 4.8% (10.7%) (9.5%) (8.4%) (7.3%) (6.3%) (22.1%) (21.0%) (20.0%) (19.1%) (18.3%) (29.1%) (28.2%) (27.3%) (26.5%) (25.7%) 1.600x 1.493x 1.700x 1.593x 1.800x 1.693x 1.900x 1.793x 2.000x 1.893x 2.7% 4.1% 5.4% 6.6% 7.7% Coverage Ratio Coverage Ratio CONFIDENTIAL DRAFT SUBJECT TO CHANGE

C. Potential Counterproposal 55 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Transaction Assumptions

Potential Counterproposal Transaction Assumptions

- Transaction effective on 6/30/2018
- To acquire AM, AMGP will convert into a C-Corp in a 100% stock transaction
- Potential counterproposal assumes:
  - Each outstanding AM common unit exchanged for 1.7 AMGP shares
  - Cash consideration of $3.50 paid to all unitholders (including AR) to cover taxes paid by unitholders. Cash consideration financed by borrowings on the Company's revolving credit facility at a 3.00% interest rate
  - All existing Series B units exchanged for 18.5mm AMGP shares
  - Cash consideration assumed to purchase additional secondary shares

Sources & Uses at Potential Counterproposal

Sources	
AMGP Equity Issued [1]	$6,476
AM Debt Rolled to AMGP Balance Sheet	1,394
Revolver Draw	658
Total Sources	**$8,528**

Uses	
Purchase AM Units Outstanding	$6,109
Conversion of Series B Units	354
Cash Consideration to Avoid Share Selling [2]	658
Transaction Fees [3]	13
AM Existing Debt	1,394
Total Uses	**$8,528**

AMGP Ownership Comparison

Status Quo



Sponsors 38.0%
Existing Public 42.0%
Mgmt. 20.0%

Pro Forma [4]



Prior AM Public 28.7%
Existing Public 14.9%
Mgmt. 7.1%
Series B 3.5%
Sponsors 13.5%
AR 32.3%

3.5% Series B share under Potential Counterproposal

Source: FactSet as of 6/21/18.
(1) Includes equity issued for Series B unit conversion into AMGP shares.
(2) Assumes Cash consideration per unit paid to cover transaction related taxes and avoid downward pressure on PF AMGP share prices from tax motivated liquidations.
(3) Provided by Management.
(4) Equity ownership does not reflect the gross up of the Potential Counterpropsoal XR for the $3.50 cash consideration.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

56

Cash Consideration Sizing PF AMGP Leverage Analysis | AR Base Case PF AMGP Leverage Analysis | AR Downside Volumes Case Cash Consideration Sizing | 1.700x Equity Exchange Ratio Total Tax Liability | Basis for IPO Unitholder(1) Source: Management projections and FactSet as of 6/21/18. Note: PF AMGP revolver capacity assumed to be equal to AM revolver capacity of $1.5bn with Q3 balance of $389mm and $400mm in Base case and Downside case, respectively, based on Management projections. (1)Tax payable on equity component of consideration based on 1.7x XR and assumes average IPO unitholder basis. 57 C a s h C o ns ide ra t io n P e r A M Unit T a x P a ya ble o n E quit y C o ns ide ra t io n (1) / A M Unit F e de ra l C a pit a l G a ins T a x O n C a s h C o ns ide ra t io n S t a t e C a pit a l G a ins T a x O n C a s h C o ns ide ra t io n T o t a l T a x Lia bilit y P e r A M Unit $0.00 $3.36 $0.00 $0.00 $3.36 $2.50 $3.36 $0.60 $0.13 $4.09 $3.00 $3.36 $0.71 $0.16 $4.23 $3.50 $3.36 $0.83 $0.18 $4.38 $4.00 $3.36 $0.95 $0.21 $4.52 $4.50 $3.36 $1.07 $0.23 $4.67 Cash Consideration Per AM Unit Equity Consideration / PF AMGP Share Total Cash Consideration ($mm) Total Equity Consid. at 1.700x % Cash of Total Consideration Implied XR at Total Consideration Current At-Market XR with Series B Dilution Implied Prem. / (Dis.) to Current At-Mkt XR with Series B Dil. $0.00 $32.49 $0 $6,109 0.0% 1.700x 1.714x (0.8%) $2.50 $32.49 $470 $6,109 7.1% 1.831x 1.714x 6.8% $3.00 $32.49 $564 $6,109 8.5% 1.857x 1.714x 8.3% $3.50 $32.49 $658 $6,109 9.7% 1.883x 1.714x 9.9% $4.00 $32.49 $752 $6,109 11.0% 1.909x 1.714x 11.4% $4.50 $32.49 $846 $6,109 12.2% 1.935x 1.714x 12.9% Cash Consideration Total Cash Revolver Availability ($mm) Leverage (Net Debt / EBITDA) at Y E Per AM Unit Consideration ($mm) at Q3 2018 (Post-Txn Close) 2018E 2019E 2020E 2021E 2022E $0.00 $0 $1,005 2.4x 2.6x 2.4x 2.4x 2.3x $2.50 $470 $626 2.9x 2.9x 2.5x 2.4x 2.2x $3.00 $564 $532 3.0x 3.0x 2.6x 2.5x 2.3x $3.50 $658 $437 3.2x 3.2x 2.7x 2.6x 2.3x $4.00 $752 $342 3.3x 3.3x 2.8x 2.7x 2.4x $4.50 $846 $248 3.4x 3.4x 2.9x 2.7x 2.5x Cash Consideration Total Cash Revolver Availability ($mm) Leverage (Net Debt / EBITDA) at Y E Per AM Unit Consideration ($mm) at Q3 2018 (Post-Txn Close) 2018E 2019E 2020E 2021E 2022E $0.00 $0 $1,111 2.1x 2.1x 2.0x 1.9x 1.8x $2.50 $470 $638 2.7x 2.6x 2.4x 2.3x 2.1x $3.00 $564 $543 2.8x 2.7x 2.5x 2.4x 2.2x $3.50 $658 $449 3.0x 2.8x 2.6x 2.4x 2.3x $4.00 $752 $354 3.1x 2.9x 2.7x 2.5x 2.3x $4.50 $846 $259 3.2x 3.0x 2.8x 2.6x 2.4x CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distributable Cash Flow Accretion / (Dilution) At 1.700x Exchange Ratio and Various Cash Considerations | AR Base Case AM Accretion / (Dilution) - % AMGP Accretion / (Dilution) - % At 1.0x AM Coverage 37.6% At 1.700x XR 16.6% 17.7% 25.4% 20.7% 17.2% 13.4% (37.05%) 2022E 2H 2018E 2019E 2020E 2021E 2022E PF AMGP: $3.65 $0.58 $0.16 $1.58 $0.32 $1.93 $0.33 $2.29 $0.34 $2.65 $0.31 $ $ $ Acc / (Dil): $0.28 Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs Cash Cash Consid. / Unit Implied XR at 1.700x Consid. / Unit 2H 2018E 2019E 2020E 2021E 2022E Cash Consideration - Taxes 58 Source: Management projections and FactSet as of 6/21/18. Note: 1.883x represents implied XR at 1.700x equity XR and cash consideration of $3.50 / unit. Cash assumed to be used to purchase additional secondary shares. Note: Cash Consideration – Taxes scenario assumes cash proceeds are used to fund transaction-related tax obligations and are not factored into accretion/dilution analysis. $0.00 $3.50 $2.50 $3.00 $3.50 $4.00 1.909x 3.4% 10.4% 14.8% 17.9% 19.1% Cash Consideration / Implied XR 41.7% 28.3% 23.0% 19.2% 15.1% $0.00 1.700x $3.50 1.700x 37.6% 25.4% 20.7% 17.2% 13.4% $2.50 $3.00 1.831x 1.857x 38.8% 26.2% 21.3% 17.8% 13.9% 38.2% 25.8% 21.0% 17.5% 13.7% $3.50 1.883x 37.6% 25.4% 20.7% 17.2% 13.4% $4.00 1.909x 37.0% 25.0% 20.3% 17.0% 13.2% Cash Consideration / Implied XR Status$3Q.7u6o AMGP: $0.42 $1.26 $1.60 $1.96 $2.33 4.04 ($0.11) Status Quo AM: PF AMGP with $0:$1.00 $2.71 $3.32 $3.95 $4.56 PF AMGP with $3.50: $$11..1001 $3.00$2.40 $3.68 $3.02 $4.37 $3.33$5.05 $ Acc / (Dil): $ Acc / (Dil): 13.5% 9.2% 5.3%6.3% 2.5% 2.5% (1.4%) (7.5%) (90.52%) (45.76%) 101..53%% 112..10%% 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E $1.08 $2.74 $3.24 $3.75 $4.29 $0.91 $2.29 $3.04 $3.37 ($01..0081) ($0.04$)2.54 $0.08 $3.36 $0.20 $3.73$0.27 $($00..0130) $0.2(5$0.11) $0.44 $0.01 $0.62 $0.04$0.76 $0.00 $0.13 $0.34 $0.40 Implied XR 2H 2018E 2019E 2020E 2021E 2022E at 1.700x 1.700x (4.8%) 0.8% 4.4% 7.0% 7.8% 1.700x (7.5%) (1.4%) 2.5% 5.3% 6.3% 1.831x 0.5% 6.9% 11.0% 13.9% 14.9% 1.857x 1.5% 8.1% 12.3% 15.2% 16.3% 1.883x 2.5% 9.2% 13.5% 16.6% 17.7% 1.883x XR and $3.50 Cash 1.700x XR and $3.50 Cash CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distribution Accretion / (Dilution) At 1.700x Exchange Ratio and Various Cash Considerations | AR Base Case AM Accretion / (Dilution) - % AMGP Accretion / (Dilution) - % At 1.700x XR 44.6% 46.0% 10.9% 11.3% 11.7% 12.0% 25.2% 16.0% 9.3% (37.05%) 2H 2018E 2019E 2020E 2021E 2022E PF AMGP with $0: $0.76 $2.21 $2.86 $3.45 $4.15 $3.65 ($0.11) $0.28 Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs Cash Cash Consid. / Unit Implied XR at 1.700x Consid. / Unit 2H 2018E 2019E 2020E 2021E 2022E Source: Management projections and FactSet as of 6/21/18. Note: AMGP accretion / (dilution) based on SQ AM Management Coverage. Cash Consideration - Taxes 59 Note: 1.883x represents implied XR at 1.700x equity XR and cash consideration of $3.50 / unit. Cash assumed to be used to purchase additional secondary shares. Note: Cash Consideration – Taxes scenario assumes cash proceeds are used to fund transaction-related tax obligations and are not factored into accretion/dilution analysis. Cash Consideration / Implied XR Cash Consideration / Implied XR $0.00 1.700x 48.9% 49.2% 27.6% 17.9% 10.8% $3.50 1.700x 44.6% 46.0% 25.2% 16.0% 9.3% $2.50 $3.00 1.831x 1.857x 45.9% 46.9% 25.9% 16.5% 9.8% 45.2% 46.4% 25.6% 16.3% 9.6% $3.50 1.883x 44.6% 46.0% 25.2% 16.0% 9.3% $4.00 1.909x 44.0% 45.5% 24.9% 15.7% 9.1% $0.00 $3.50 $2.50 $3.00 $3.50 $4.00 1.909x (7.1%) 12.1% 12.6% 13.0% 13.4% Status Quo AM: PF AMGP with $3.50: $$01..8014 $2.45$2.40 $3.17 $3.02 $3.82 $3.$343.59 $ Acc / (Dil): $ Acc / (Dil): PF AMGP Coverage:1$.30.1080x 1.223x$0.13 1.159x $0.34 1.144x $01.4.0100x Status20Q22uEo AMGP: $0.31 $0.89 $1.35 $1.75 $2.23 Pro Forma AMGP: $0.44 $1.30 $1.68 $2.03 $2.44 $ Acc$/3.(7D6il): $0.14 $0.41 $0.34 $0.28 $0.21 PF AM$G4.P04Coverage: 1.318x 1.223x 1.159x 1.144x 1.100x 0.1% 0.5% 0.9% 1.1% (8.0%) (16.9%) (90.52%) (45.76%) 101..53%% 112..10%% 2H 2018E 2019E 2020E 2021E 2022E 2$H02.09118E $2.212019E $2.85 2020E $3.42 202$14E.10 ($$00..1915) $0.00$2.29 $0.01 $3.04 $0.03 $3.$307.05 ($$01..017) $0.24$2.54 $0.32 $3.36 $0.40 $3.$703.49 ($0.10) ($0.11) $0.01 $0.04 Implied XR 2H 2018E 2019E 2020E 2021E 2022E at 1.700x 1.700x (14.4%) 2.3% 2.4% 2.5% 2.5% 1.700x (16.9%) 0.1% 0.5% 0.9% 1.1% 1.831x (9.8%) 8.5% 8.8% 9.1% 9.4% 1.857x (8.9%) 9.7% 10.1% 10.4% 10.7% 1.883x (8.0%) 10.9% 11.3% 11.7% 12.0% 1.883x XR and $3.50 Cash 1.700x XR and $3.50 Cash CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distributable Cash Flow Accretion / (Dilution) At 1.700x Exchange Ratio and Various Cash Considerations | AR Downside Volumes Case AM Accretion / (Dilution) - % AMGP Accretion / (Dilution) - % At 1.0x AM Coverage 42.5% At 1.700x XR 11.3% 12.0% 31.2% (3.0%) 21.9% (4.7%) 17.7% 8.9% (37.05%) 2022E 2H 2018E 2019E 2020E 2021E 2022E PF AM$G3.P6:5 $ Acc / (Dil): $0.53 $0.16 $1.34 $0.32 $1.77 $0.32 $1.96 $0.30 $2.13 $0.17 $1.01 $2.54 $3.36 $3.73 $0.28 Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs Cash Cash Consid. / Unit Implied XR at 1.700x Consid. / Unit 2H 2018E 2019E 2020E 2021E 2022E Cash Consideration - Taxes 60 Source: Management projections and FactSet as of 6/21/18. Note: 1.883x represents implied XR at 1.700x equity XR and cash consideration of $3.50 / unit. Cash assumed to be used to purchase additional secondary shares. Note: Cash Consideration – Taxes scenario assumes cash proceeds are used to fund transaction-related tax obligations and are not factored into accretion/dilution analysis. $0.00 $3.50 $2.50 $3.00 $3.50 $4.00 1.909x 1.2% 6.6% 12.6% 13.3% 9.6% Cash Consideration / Implied XR $0.00 1.700x 47.1% 34.7% 24.0% 19.0% 4.7% $3.50 1.700x 42.5% 31.2% 21.9% 17.7% 8.9% $2.50 $3.00 1.831x 1.857x 43.8% 32.2% 22.5% 18.3% 7.5% 43.2% 31.7% 22.2% 18.0% 8.2% $3.50 1.883x 42.5% 31.2% 21.9% 17.7% 8.9% $4.00 1.909x 41.8% 30.7% 21.6% 17.5% 9.5% Cash Consideration / Implied XR Status$3Q.7u6o AMGP: $0.37 $1.02 $1.45 $1.66 $1.96 $4.04 ($0.11) Status Quo AM: PF AMGP with $0:$0.91 $2.29 $3.04 $3.37 $3.65 PF AMGP with $3.50: $$11..001 $2.54$2.40 $3.36 $3.02 $3.73 $3.33$4.04 $ Acc / (Dil): $ Acc / (Dil): 7.5% 5.6% 0.2% 0.5% 1.1% (9.5%) (90.52%) (45.76%) 101..53%% 112..10%% 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E $1.01 $2.40 $3.02 $3.33 $3.76 ($$00..1901) ($0.11$)2.29 $0.01 $3.04 $0.04 $3.3(7$0.11) $($00..010) $0.1(3$0.11) $0.34 $0.01 $0.40 $0.04$0.28 $0.00 $0.13 $0.34 $0.40 Implied XR 2H 2018E 2019E 2020E 2021E 2022E at 1.700x 1.700x (6.6%) (2.2%) 2.2% 1.6% (6.2%) 1.700x (9.5%) (4.7%) 0.5% 1.1% (3.0%) 1.831x (1.6%) 3.4% 8.7% 9.4% 3.2% 1.857x (0.7%) 4.5% 10.0% 10.7% 5.3% 1.883x 0.2% 5.6% 11.3% 12.0% 7.5% 1.883x XR and $3.50 Cash 1.700x XR and $3.50 Cash CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distribution Accretion / (Dilution) At 1.700x Exchange Ratio and Various Cash Considerations | AR Downside Volumes Case AM Accretion / (Dilution) - % AMGP Accretion / (Dilution) - % At 1.700x XR 50.6% 12.5% 9.8% 7.5% (0.9%) 33.6% (3.0%) 30.4% 21.1% 11.6% (37.05%) 2H 2018E 2019E 2020E 2021E 2022E s Quo PF AMGP: PF AMGP with $0: $0.69 $1.87 $2.62 $2.94 $3.32 $3.65 ($0.11) $0.28 Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs Cash Cash Consid. / Unit Implied XR at 1.700x Consid. / Unit 2H 2018E 2019E 2020E 2021E 2022E Source: Management projections and FactSet as of 6/21/18. Note: AMGP accretion / (dilution) based on SQ AM Management Coverage. Cash Consideration - Taxes 61 Note: 1.883x represents implied XR at 1.700x equity XR and cash consideration of $3.50 / unit. Cash assumed to be used to purchase additional secondary shares. Note: Cash Consideration – Taxes scenario assumes cash proceeds are used to fund transaction-related tax obligations and are not factored into accretion/dilution analysis. Cash Consideration / Implied XR $0.00 $3.50 $2.50 $3.00 $3.50 $4.00 1.909x (9.8%) (2.3%) 13.8% 11.1% 9.6% 55.5% 33.8% 35.8% 21.7% 7.9% $0.00 1.700x $3.50 1.700x 50.6% 30.4% 33.6% 21.1% 11.6% $2.50 $3.00 1.831x 1.857x 52.0% 31.3% 34.2% 21.7% 10.2% 51.3% 30.9% 33.9% 21.4% 10.9% $3.50 1.883x 50.6% 30.4% 33.6% 21.1% 11.6% $4.00 1.909x 49.9% 29.9% 33.2% 20.8% 12.3% Cash Consideration / Implied XR Status Quo AM: PF AMGP with $3.50: $$01..7017 $2.08$2.40 $2.90 $3.02 $3.26 $3.$33.68 $ Acc / (Dil): $ Acc / (Dil): PF AMGP Coverage:1$.30.1080x 1.223x$0.13 1.159x $0.34 1.144x $01.4.0100x Statu2022E AMGP: $0.27 $0.85 $1.15 $1.43 $1.75 $0.41 $1.10 $1.54 $1.73 $1.95 $ Acc$/3.(7D6il): $0.14 $0.26 $0.39 $0.30 $0.20 PF AM$G4.P04Coverage: 1.318x 1.223x 1.159x 1.144x 1.100x 1.5% (10.6%) (3.2%) (12.7%) (19.3%) (90.52%) (45.76%) 101..53%% 112..10%% 2H 2018E 2019E 2020E 2021E 2022E 2$H02.08168E $2.152019E $2.58 2020E $2.97 202$13E.42 ($$00..1917) ($0.27$)2.29 $0.04 $3.04 ($0.03) $3(.$307.10) ($$01..019) ($0.07$)2.54 $0.32 $3.36 $0.29 $3.$703.26 ($0.10) ($0.11) $0.01 $0.04 Implied XR 2H 2018E 2019E 2020E 2021E 2022E at 1.700x 1.700x (16.7%) (10.3%) 3.3% (0.4%) (6.2%) 1.700x (19.3%) (12.7%) 1.5% (0.9%) (3.0%) 1.831x (12.3%) (5.2%) 9.9% 7.3% 3.2% 1.857x (11.5%) (4.2%) 11.2% 8.5% 5.4% 1.883x (10.6%) (3.2%) 12.5% 9.8% 7.5% 1.883x XR and $3.50 Cash 1.700x XR and $3.50 Cash CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distribution Accretion / (Dilution) At Various PF AMGP Coverage Ratios & Exchange Ratios & Cash Consideration 2H 2018E AM Accretion / (Dilution) - % 2019E AM Accretion / (Dilution) - % 1.700x 1.600x 1.700x 1.800x 1.900x 2.000x 62 Source: Management projections and FactSet as of 6/21/18. 1.700x 1.600x 1.700x 1.800x 1.900x 2.000x Exchange Ratio EExxcchhaannge Ratio Implied Cash Adjusted XR 1.000x B/E Coverage at 1.700x XR & $3.50 Cash 1.225x Breakeven Coverage at Implied Adj. Cash XR 1.356x 1.450x 1.700x 1.783x 1.883x 1.983x 2.083x 2.183x 22.5% 33.2% 35.6% 37.9% 40.0% 42.0% 0.0% 8.8% 10.8% 12.6% 14.3% 15.9% (9.7%) (1.8%) 0.0% 1.7% 3.2% 4.7% (15.5%) (8.1%) (6.4%) (4.9%) (3.4%) (2.1%) Implied Cash Adjusted XR 1.000x B/E Coverage at 1.700x XR & $3.50 Cash 1.095x 1.150x Breakeven Coverage at Implied Adj. Cash XR 1.213x 1.700x 1.783x 1.883x 1.983x 2.083x 2.183x 9.5% 19.2% 21.3% 23.3% 25.2% 27.0% 0.0% 8.8% 10.8% 12.6% 14.3% 15.9% (4.8%) 3.6% 5.5% 7.3% 8.9% 10.4% (9.7%) (1.8%) 0.0% 1.7% 3.2% 4.7% Coverage Ratio Coverage Ratio CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Growth Comparison at Potential Counterproposal

SQ AM, SQ AMGP, & PF AMGP

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

DCF per Unit / Share

AR Base Case	2018E	2019E	2020E	2021E	2022E	2019E - 2022E CAGR
AM	$2.05	$2.74	$3.24	$3.75	$4.29	16%
AMGP @ 1.0x AM Coverage=	$0.77	$1.26	$1.60	$1.96	$2.33	23%
PF AMGP	$1.05	$1.59	$1.95	$2.32	$2.68	19%
AR Downside Volumes Case						
AM	$2.04	$2.40	$3.02	$3.33	$3.76	16%
AMGP @ 1.0x AM Coverage	$0.77	$1.02	$1.45	$1.66	$1.96	24%
PF AMGP	$1.07	$1.35	$1.79	$1.98	$2.15	17%

Distributions / Dividends per Unit / Share

AR Base Case	2018E	2019E	2020E	2021E	2022E	2019E - 2022E CAGR
AM	$1.72	$2.21	$2.85	$3.42	$4.10	23%
AMGP	$0.54	$0.89	$1.35	$1.75	$2.23	36%
PF AMGP	$0.92	$1.30	$1.68	$2.03	$2.44	23%
AR Downside Volumes Case						
AM	$1.72	$2.15	$2.58	$2.97	$3.42	17%
AMGP	$0.54	$0.85	$1.15	$1.43	$1.75	27%
PF AMGP	$0.88	$1.10	$1.54	$1.73	$1.95	21%

SQ AM Mgmt Dist Coverage (Base Case)	1.27x	1.31x	1.16x	1.11x	1.05x
SQ AM Mgmt Dist Coverage (AR Downside Volumes Case)	1.26x	1.16x	1.21x	1.15x	1.12x
PF AMGP Management Dividend Coverage	1.32x	1.22x	1.16x	1.14x	1.10x

Source: Management projections and FactSet as of 6/21/18.
Note: Coverage assumptions as provided by Management. PF AMGP coverage extrapolated based on fixed distributions provided for AR Base Case. SQ AM coverage for AR Base Case extrapolated based on fixed distributions provided for AR Base Case. SQ AM coverage for AR Downside Volumes base extrapolated based on fixed distributions provided for AR Downside Volumes Case.

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Has / Gets Analysis | AR Base Case

For AM | Potential Counterproposal

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Stand Alone AM Implied Unit Price

Discounted Levered DCF Analysis

Discount Rate	2022E DCF Multiple 9.0x	10.5x	12.0x
8.0%	$37.39	$42.12	$46.85
10.0%	$35.01	$39.40	$43.80
12.0%	$32.82	$36.91	$41.00

Discounted Distribution Analysis

Discount Rate	2022E Distribution Yield 8.0%	7.0%	6.0%
8.0%	$45.47	$50.85	$58.02
10.0%	$42.47	$47.47	$54.14
12.0%	$39.73	$44.38	$50.58

XR Adjusted PF AMGP Implied Share Price | 1.883x XR[1]

Discounted Levered DCF Analysis

Discount Rate	2022E DCF Multiple 10.0x	12.0x	14.0x
8.0%	$46.12	$52.82	$59.52
10.0%	$43.36	$49.59	$55.81
12.0%	$40.84	$46.63	$52.42

Discounted Distribution Analysis

Discount Rate	2022E Distribution Yield 7.0%	6.0%	5.0%
8.0%	$49.54	$56.18	$65.47
10.0%	$46.45	$52.62	$61.25
12.0%	$43.62	$49.36	$57.39

Discounted Cash Flow | Unlevered FCF[2] | Discounted at WACC

Discount Rate	2022E Terminal Multiple 11.0x	13.0x	15.0x
7.0%	$43.47	$50.42	$57.38
8.5%	$41.14	$47.72	$54.29
10.0%	$38.96	$45.19	$51.41

Source: Management projections and FactSet as of 6/21/18.
(1) Implied XR at 1.700x equity XR and cash consideration of $3.50 / unit. Cash consideration added to implied share price at 1.700x XR.
(2) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share.

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Has / Gets Analysis | AR Downside Volumes Case

For AM | Potential Counterproposal

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Stand Alone AM Implied Unit Price

Discounted Levered DCF Analysis

Discount Rate	2022E DCF Multiple 9.0x	10.5x	12.0x
8.0%	$33.03	$37.18	$41.32
10.0%	$30.93	$34.78	$38.64
12.0%	$29.00	$32.59	$36.17

Discounted Distribution Analysis

Discount Rate	2022E Distribution Yield 8.0%	7.0%	6.0%
8.0%	$38.55	$43.03	$49.02
10.0%	$36.02	$40.20	$45.76
12.0%	$33.72	$37.60	$42.77

XR Adjusted PF AMGP Implied Share Price | 1.883x XR[1]

Discounted Levered DCF Analysis

Discount Rate	2022E DCF Multiple 10.0x	12.0x	14.0x
8.0%	$38.31	$43.67	$49.03
10.0%	$36.07	$41.05	$46.03
12.0%	$34.02	$38.65	$43.29

Discounted Distribution Analysis

Discount Rate	2022E Distribution Yield 7.0%	6.0%	5.0%
8.0%	$40.13	$45.33	$52.61
10.0%	$37.69	$42.52	$49.29
12.0%	$35.45	$39.95	$46.24

Discounted Cash Flow | Unlevered FCF[2] | Discounted at WACC

Discount Rate	2022E Terminal Multiple 11.0x	13.0x	15.0x
7.0%	$37.14	$42.71	$48.27
8.5%	$35.19	$40.46	$45.72
10.0%	$33.37	$38.36	$43.34

Source: Management projections and FactSet as of 6/21/18.
(1) Implied XR at 1.700x equity XR and cash consideration of $3.50 / unit. Cash consideration added to implied share price at 1.700x XR.
(2) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share.

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65

Has / Gets Analysis | For AMGP | Potential Counterproposal AR Base Case Discounted Levered DCF Analysis Discounted Levered DCF Analysis 14.0x 16.0x 18.0x 10.0x 12.0x 14.0x 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Distribution Analysis Discounted Distribution Analysis 7.0% 5.5% 4.0% 7.0% 6.0% 5.0% 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Cash Flow | Unlevered FCF(1) | Discounted at WACC 11.0x 13.0x 15.0x 7.0% 8.5% 10.0% Source: Management projections and FactSet as of 6/21/18. (1) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share. 66 $23.51 $27.60 $31.69 $22.14 $26.01 $29.88 $20.86 $24.52 $28.18 Discount Rate 2022E Terminal M ultiple $27.08 $30.99 $36.45 $25.27 $28.89 $33.97 $23.60 $26.98 $31.70 Discount Rate $26.49 $32.78 $43.77 $24.71 $30.54 $40.76 $23.07 $28.50 $38.00 Discount Rate 2022E Distribution Yield 2022E Distribution Yield $25.07 $29.01 $32.96 $23.45 $27.11 $30.77 $21.96 $25.37 $28.78 Discount Rate $26.10 $29.33 $32.55 $24.35 $27.35 $30.34 $22.75 $25.53 $28.32 Discount Rate 2022E DCF M ultiple 2022E CAFD M ultiple PF AMGP Implied Share Price Stand Alone AMGP Implied Share Price CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Has / Gets Analysis | AR For AMGP | Potential Counterproposal Downside Volumes Case Discounted Levered DCF Analysis Discounted Levered DCF Analysis 14.0x 16.0x 18.0x 10.0x 12.0x 14.0x 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Distribution Analysis Discounted Distribution Analysis 7.0% 5.5% 4.0% 7.0% 6.0% 5.0% 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Cash Flow | Unlevered FCF(1) | Discounted at WACC 11.0x 13.0x 15.0x 7.0% 8.5% 10.0% Source: Management projections and FactSet as of 6/21/18. (1) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share. 67 $19.79 $23.06 $26.34 $18.64 $21.74 $24.84 $17.57 $20.50 $23.43 Discount Rate 2022E Terminal M ultiple $21.55 $24.61 $28.89 $20.11 $22.95 $26.93 $18.80 $21.44 $25.14 Discount Rate $21.03 $25.95 $34.55 $19.62 $24.19 $32.19 $18.33 $22.58 $30.02 Discount Rate 2022E Distribution Yield 2022E Distribution Yield $20.47 $23.63 $26.78 $19.16 $22.09 $25.02 $17.95 $20.68 $23.41 Discount Rate $20.74 $23.26 $25.78 $19.35 $21.70 $24.04 $18.09 $20.27 $22.45 Discount Rate 2022E DCF M ultiple 2022E CAFD M ultiple PF AMGP Implied Share Price Stand Alone AMGP Implied Share Price CONFIDENTIAL DRAFT SUBJECT TO CHANGE

VI. Pro Forma Trading Analysis 68 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Pro Forma Trading AM Share Price as of 6/21/2018: $30.58 Implied AM Ownership AM 2018E ($1.82) 5.95% PF Mkt Cap Weighted Y ield ($0.95) 4.85% AMGP 2018E ($0.61) 3.20% 6.00% 5.00% 4.00% 3.00% 59.5% $25.33 $25.54 $30.40 $31.33 $38.00 $47.46 $50.67 60.3% $26.13 $26.34 $31.35 $32.31 $39.19 $48.95 $52.25 61.0% $26.92 $27.14 $32.30 $33.28 $40.38 $50.43 $53.83 61.2% $27.14 $27.36 $32.57 $33.56 $40.71 $50.85 $54.28 61.7% $27.71 $27.93 $33.25 $34.26 $41.56 $51.91 $55.42 62.3% $28.50 $28.73 $34.20 $35.24 $42.75 $53.40 $57.00 63.4% $29.82 $30.06 $35.78 $36.87 $44.72 $55.86 $59.63 63.6% $30.08 $30.33 $36.10 $37.20 $45.13 $56.36 $60.17 69 Source: Company Management, FactSet as of 6/21/18. Note: 2018E Dividend / Distribution Yields based on Annualized 2H 2018E dividends / distributions. Cash Adj. XR at Potential Counterproposal Current Adj. XR Current Offer 1.900x 1.883x 1.800x 1.750x 1.714x 1.700x 1.650x 1.600x Exchange Ratio A I Exchange Ratio Adjusted Implied AM Unit Price 2018E Dividend Y ield H G F E D C B CONFIDENTIAL DRAFT SUBJECT TO CHANGE

VII. After-Tax Pro Forma Impact Supplemental Materials for AMGP Proposal 70 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Transaction Tax Implications At AMGP Proposal Average Tax Basis Calculation(1) Average tax basis of $23.27 per unit for public AM unitholders as of YE 2017 Antero Resourc es O ther Non-Public Unitholders Public Unitholders 90,841,730 8,028,605 94,757,401 $2.01 25.70 23.27 The average public AM unit holder would need to receive cash consideration of $2.04 per unit to avoid having to sell shares post-transaction to pay transaction related taxes Total Active Units 193,627,736 Cash Consideration Required to Avoid Share Selling AM GP Share Pric e Exc hange Ratio O ffer Pric e $19.11 1.600x $30.58 AM GP Share Pric e Exc hange Ratio O ffer Pric e $19.11 1.600x $30.58 AM GP Share Pric e Exc hange Ratio O ffer Pric e $19.11 1.600x $30.58 Detail of Gains (per Unit) Average O rdinary Gain Average Capital Gain Detail of Gains (per Unit) Average O rdinary Gain Average Capital Gain Detail of Gains (per Unit) Average O rdinary Gain Average Capital Gain $3.37 3.94 $4.83 5.24 $6.56 3.51 Average Assumed Passive Ac tivity Loss (2) Tax on Gain (per Unit) Federal O rdinary Inc ome Tax Rate Individual M LP Investor Deduc tion Rate Adjusted O rdinary Tax Rate ACA Tax Federal Tax Rate Federal Capital Gains Tax Rate Effec tive State Tax Rate(3) Average Assumed Passive Ac tivity Loss (2) Tax on Gain (per Unit) Federal O rdinary Inc ome Tax Rate Individual M LP Investor Deduc tion Rate Adjusted O rdinary Tax Rate ACA Tax Federal Tax Rate Federal Capital Gains Tax Rate Effec tive State Tax Rate(3) Assumed Passive Ac tivity Loss(3) Tax on Gain (per Unit) Federal O rdinary Inc ome Tax Rate Individual M LP Investor Deduc tion Rate Adjusted O rdinary Tax Rate ACA Tax Federal Tax Rate Federal Capital Gains Tax Rate Effec tive State Tax Rate(3) ($1.08) ($1.46) ($2.00) 37.0% 20.0% 29.6% 3.8% 33.4% 23.8% 5.2% 37.0% 20.0% 29.6% 3.8% 33.4% 23.8% 5.2% 37.0% 20.0% 29.6% 3.8% 33.4% 23.8% 5.2% PAL Rate PAL Gain Deduc tion 37.0% ($0.40) PAL Rate PAL Gain Deduc tion 37.0% ($0.54) PAL Rate PAL Gain Deduc tion 37.0% ($0.74) Tax on O rdinary Gain Effective Ordinary Gain Tax Rate Tax on Capital Gain Effective Capital Gain Tax Rate State Tax O rdinary Inc ome(4) Effective Ordinary Gain Tax Rate State Tax Capital Gain(4) Effective Capital Gains Tax Rate $0.72 21.5% $0.94 23.8% $0.17 5.2% $0.20 5.2% Tax on O rdinary Gain Effective Ordinary Gain Tax Rate Tax on Capital Gain Effective Capital Gain Tax Rate State Tax O rdinary Inc ome(4) Effective Ordinary Gain Tax Rate State Tax Capital Gain(4) Effective Capital Gains Tax Rate $1.07 22.3% $1.25 23.8% $0.25 5.2% $0.27 5.2% Tax on O rdinary Gain Effective Ordinary Gain Tax Rate Tax on Capital Gain Effective Capital Gain Tax Rate State Tax O rdinary Inc ome(4) Effective Ordinary Gain Tax Rate State Tax Capital Gain(4) Effective Capital Gains Tax Rate $1.45 22.1% $0.84 23.8% $0.34 5.2% $0.18 5.2% Total Effective Tax Rate 27.9% Total Effective Tax Rate 28.2% Total Effective Tax Rate 27.9% Source: FactSet as of 6/21/18 and Wall Street research. (1) (2) (3) (4) Provided by management. Assumed passive activity loss and tax on ordinary gain for IPO investor utilizes company provided estimates based on a per unit basis range of $19.00-$22.00.` Passive activity loss calculated to be $2.00 for an IPO investor. State tax rate determined by using a weighted average of 50 state income tax rates and median federal taxable income brackets for married and single filers. 71 Total Tax on Gain $2.81 Total Tax on Gain $2.84 Total Tax on Gain $2.04 Total Gain $10.07 Total Gain $10.07 Total Gain $7.30 Average EOY 2017 Tax Basis $20.51 Average EOY 2017 Tax Basis $20.51 Average EOY 2017 Tax Basis $23.27 For IPO Investor - IPO Basis(4) For IPO Investor - Average Basis(1) For Average Unitholder Average EOY 2017 Basis for Public Unitholders $23.27 Average EOY 2017 Basis for IPO Investors $20.51 Unitholder Active Units EOY 2017 Basis CONFIDENTIAL DRAFT SUBJECT TO CHANGE

After-Tax Distribution For Average Unitholder

Calculation Detail |

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

SQ AM After-Tax Distribution Calculation

	2H 2018	2019E	2020E	2021E	2022E
EBITDA	$391	$989	$1,222	$1,413	$1,642
- Interest Expense	($38)	($90)	($114)	($132)	($143)
- IDR Distributions	($82)	($237)	($357)	($464)	($592)
- Distributions from Unconsolidated Affiliates	($27)	($88)	($141)	($168)	($196)
+ Equity in Earnings of Unconsolidated Affiliates	$27	$87	$119	$134	$157
- Equity Based Compensation	($23)	($48)	($41)	($33)	($35)
Taxable Income Before Tax Depreciation	248	613	688	750	833
Oversubcription	103%	103%	103%	103%	103%
Taxable Income Before Tax Depreciation	256	631	708	772	858
Tax Depreciation	(253)	(588)	(642)	(648)	(644)
Net Income	**3**	**43**	**66**	**124**	**214**
AM Shares Outstanding	188.1	188.1	188.1	188.1	188.1
Taxable Income / Unit (Net of PAL)	$0.00	$0.00	$0.01	$0.02	$0.04
Average Tax Basis per Unit	$23.27	$21.57	$19.61	$17.11	$14.35
Less: Return of Capital per Unit[1]	($1.70)	($1.96)	($2.50)	($2.76)	($2.96)
Average EoY Basis per Unit	$21.57	$19.61	$17.11	$14.35	$11.39
Income Tax					
Taxable Income / Unit (Net of PAL)	$0.00	$0.00	$0.01	$0.02	$0.04
Income Tax Rate	*29.6%*	*29.6%*	*29.6%*	*29.6%*	*29.6%*
Income Taxes / Unit	**$0.00**	**$0.00**	**$0.00**	**$0.01**	**$0.01**
Before Tax AM Distibution Per LP Unit	**$0.86**	**$2.21**	**$2.85**	**$3.42**	**$4.10**
Tax / Unit	*$0.00*	*($0.00)*	*($0.00)*	*($0.01)*	*($0.01)*
After Tax AM Distibution Per LP Unit	**$0.86**	**$2.21**	**$2.85**	**$3.41**	**$4.09**

PF AMGP After-Tax Dividend Calculation

	2H 2018	2019E	2020E	2021E	2022E
EBITDA	$391	$989	$1,222	$1,413	$1,642
- Distributions from Unconsolidated Affiliates	($27)	($88)	($141)	($168)	($196)
+ Equity in Earnings of Unconsolidated Affiliates	$27	$87	$119	$134	$157
- Equity Based Compensation	($23)	($48)	($41)	($33)	($35)
- Interest Expense	(37)	(90)	(110)	(126)	(124)
- Depreciation of Goodwill and Current Assets	(350)	(670)	(602)	(560)	(548)
- Additional Depreciation from Step Up in Basis	(27)	(179)	(287)	(281)	(204)
- Capex Expense for Tangible Assets	(133)	(164)	(176)	(352)	(352)
- Interest Expense Add-back	0	0	0	0	12
Taxable Income Before NOLs	**($179)**	**($162)**	**($17)**	**$27**	**$344**
- NOLs applied from previous years	$0	$0	$0	($21)	($275)
Taxable Income	**($179)**	**($162)**	**($17)**	**$5**	**$69**
AMGP Taxable Income	($179)	($162)	($17)	$5	$69
+ NOL Utilization	-	-	-	21	275
- Payment of Income Taxes	-	-	-	1	17
+/- Change in depreciation (MACRS vs ADS SL)	(8)	32	64	16	(35)
+ Tangible Asset Capex	133	164	176	352	352
Current Earnings & Profits	**($54)**	**$34**	**$223**	**$393**	**$643**
Current Dist. from AMGP to Shareholders	329	698	900	1,080	1,296
Qualified Dividend?	RoC	Cum E&P	Cum E&P	Cum E&P	Cum E&P
Return of Capital[1]	329	-	-	-	-
Qualified Dividend[2]	-	34	223	393	643
Partial Return of Capital[3]	-	663	677	687	653
Percentage RoC	*100%*	*95%*	*75%*	*64%*	*50%*
Percentage QD	*0%*	*5%*	*25%*	*36%*	*50%*
Shares Outstanding	505.6	505.6	505.6	505.6	505.6
Tax Basis/Share	$30.58	$29.93	$28.62	$27.28	$25.92
- Return of Capital	($0.65)	($1.31)	($1.34)	($1.36)	($1.29)
EoY Basis	**$30.26**	**$29.60**	**$28.28**	**$26.94**	**$25.60**
Return of Capital Taxes	$0.00	$0.00	$0.00	$0.00	$0.00
Qualified Dividend Taxes	$0.00	$0.02	$0.11	$0.19	$0.30
Before Tax PF AMGP Dividend Per Share	**$0.48**	**$1.38**	**$1.78**	**$2.14**	**$2.56**
Total Tax per Share	$-	$0.02	$0.11	$0.19	$0.30
Implied Tax Rate	*-%*	*1%*	*6%*	*9%*	*12%*
After-Tax PF AMGP Dividend Per Share	**$0.48**	**$1.36**	**$1.68**	**$1.95**	**$2.26**
Tax Adjusted Exchange Ratio at AMGP Proposal	1.493x	1.493x	1.493x	1.493x	1.493x
PF After Tax AM Dividend XR Adjusted Share	**$0.71**	**$2.04**	**$2.50**	**$2.91**	**$3.38**

Implied After-Tax XR Calculation Detail

Exchange Ratio	Implied AM Unit $	Forecast Taxes Payable	After Tax Unit Take	Implied After-Tax XR
1.600x	$30.58	$2.04	$28.54	1.493x
1.700x	$32.49	$2.49	$29.99	1.569x
1.800x	$34.40	$2.95	$31.45	1.646x
1.900x	$36.31	$3.40	$32.91	1.722x
2.000x	$38.22	$3.86	$34.36	1.798x

Source: Management projections and FactSet as of 6/21/18.
(1) Return of capital per share / unit calculated as the total distributions to holders when Current Earnings & Profits are less than 0.
(2) Qualified dividend calculated as equal to the lesser of Current Earnings & Profits or Distributions to Shareholder assuming Current Earnings & Profit is greater than 0.
(3) Partial Return of Capital is calculated as the difference between Distributions to Shareholders and Current Earnings & Profits assuming Qualified Dividends are applicable.

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

72

After-Tax Distribution Accretion / (Dilution)

CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM & AMGP | For Average AM Unit Holder at AMGP Proposal | AR Base Case

AM Accretion / (Dilution) - %

At Tax Affected 1.600x Exchange Ratio (Implied XR of 1.493x)



(22.1%)
(7.8%)
(12.2%)
(14.7%)
(17.4%)
2H 2018E
2019E
2020E
2021E
2022E

	2H 2018E	2019E	2020E	2021E	2022E
Status Quo AM:	$0.91	$2.21	$2.85	$3.41	$4.09
Pro Forma AMGP:	$0.71	$2.04	$2.50	$2.91	$3.38
$ Acc / (Dil):	($0.20)	($0.17)	($0.35)	($0.50)	($0.71)
PF AMGP Coverage	1.318x	1.223x	1.159x	1.144x	1.100x

AMGP Accretion / (Dilution) - %



102.7%
100.8%
63.4%
46.4%
33.0%
2H 2018E
2019E
2020E
2021E
2022E

	2H 2018E	2019E	2020E	2021E	2022E
Status Quo AMGP:	$0.23	$0.68	$1.03	$1.33	$1.70
Pro Forma AMGP:	$0.48	$1.36	$1.68	$1.95	$2.26
$ Acc / (Dil):	$0.24	$0.68	$0.65	$0.62	$0.56
PF AMGP Coverage	1.318x	1.223x	1.159x	1.144x	1.100x

Accretion / (Dilution) Analysis at Various XRs

Exchange Ratio	Implied After-Tax XR	2H 2018E	2019E	2020E	2021E	2022E
1.600x	1.493x	(22.1%)	(7.8%)	(12.2%)	(14.7%)	(17.4%)
1.700x	1.569x	(21.0%)	(5.8%)	(10.4%)	(12.9%)	(16.0%)
1.800x	1.646x	(20.0%)	(4.3%)	(8.6%)	(11.3%)	(14.6%)
1.900x	1.722x	(19.1%)	(3.3%)	(6.9%)	(9.8%)	(13.3%)
2.000x	1.798x	(18.3%)	(2.2%)	(5.3%)	(8.3%)	(12.1%)

Accretion / (Dilution) Analysis at Various XRs

Exchange Ratio	2H 2018E	2019E	2020E	2021E	2022E
1.600x	102.7%	100.8%	63.4%	46.4%	33.0%
1.700x	95.4%	95.2%	58.7%	42.1%	28.7%
1.800x	88.7%	89.1%	54.3%	38.0%	24.8%
1.900x	82.4%	82.8%	50.1%	34.2%	21.1%
2.000x	76.5%	76.8%	46.3%	30.6%	17.6%

Source: Management projections and FactSet as of 6/21/18
Note: AMGP accretion / (dilution) based on SQ AM Management Coverage. After-tax distributions is distribution from entity less attributable qualified dividends and gains on capital taxes.
Note: Implied after-tax exchange ratio adjusted for average AM unitholder tax costs as provided by Management (refer to page 71).

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

73

After-Tax Distribution Accretion / (Dilution)

CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM & AMGP | For Average AM Unit Holder at AMGP Proposal | AR Downside Case

AM Accretion / (Dilution) - %

At Tax Affected 1.600x Exchange Ratio (Implied XR of 1.493x)



(24.1%)
(18.3%)
(13.1%)
(19.2%)
(24.1%)
2H 2018E
2019E
2020E
2021E
2022E

	2H 2018E	2019E	2020E	2021E	2022E
Status Quo AM:	$0.86	$2.14	$2.58	$2.96	$3.41
Pro Forma AMGP:	$0.65	$1.75	$2.24	$2.39	$2.59
$ Acc / (Dil):	($0.21)	($0.39)	($0.34)	($0.57)	($0.82)
PF AMGP Coverage	1.318x	1.223x	1.159x	1.144x	1.100x

Accretion / (Dilution) Analysis at Various XRs

Exchange Ratio	Implied After-Tax XR	2H 2018E	2019E	2020E	2021E	2022E
1.600x	1.493x	(24.1%)	(18.3%)	(13.1%)	(19.2%)	(24.1%)
1.700x	1.569x	(23.1%)	(17.2%)	(11.2%)	(16.2%)	(22.2%)
1.800x	1.646x	(22.2%)	(16.2%)	(9.3%)	(13.7%)	(19.8%)
1.900x	1.722x	(21.3%)	(15.3%)	(7.4%)	(12.0%)	(16.8%)
2.000x	1.798x	(20.4%)	(14.4%)	(5.7%)	(10.4%)	(13.8%)

AMGP Accretion / (Dilution) - %



111.6%
82.1%
70.6%
47.1%
29.9%
2H 2018E
2019E
2020E
2021E
2022E

	2H 2018E	2019E	2020E	2021E	2022E
Status Quo AMGP:	$0.21	$0.64	$0.88	$1.09	$1.33
Pro Forma AMGP:	$0.44	$1.17	$1.50	$1.60	$1.73
$ Acc / (Dil):	$0.23	$0.53	$0.62	$0.51	$0.40
PF AMGP Coverage	1.318x	1.223x	1.159x	1.144x	1.100x

Accretion / (Dilution) Analysis at Various XRs

Exchange Ratio	2H 2018E	2019E	2020E	2021E	2022E
1.600x	111.6%	82.1%	70.6%	47.1%	29.9%
1.700x	104.0%	75.6%	66.0%	45.3%	26.7%
1.800x	97.0%	69.5%	61.6%	42.6%	24.6%
1.900x	90.4%	63.8%	57.6%	38.9%	23.6%
2.000x	84.2%	58.5%	53.9%	35.5%	22.6%

Source: Management projections and FactSet as of 6/21/18
Note: AMGP accretion / (dilution) based on SQ AM Management Coverage. After-tax distributions is distribution from entity less attributable qualified dividends and gains on capital taxes.
Note: Implied after-tax exchange ratio adjusted for average AM unitholder tax costs as provided by Management (refer to page 71).

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

74

After-Tax Distribution Accretion / (Dilution)

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

For Average AM Unit Holder at AMGP Proposal at 1.0x Coverage for AM & PF AMGP | AR Base Case

AM Accretion / (Dilution) - %

At Tax Affected 1.600x Exchange Ratio (Implied XR of 1.493x)



(8.8%)
(9.0%)
(9.6%)
(9.8%)
(12.5%)
2H 2018E
2019E
2020E
2021E
2022E

	2H 2018E	2019E	2020E	2021E	2022E
Status Quo AM:	$1.02	$2.73	$3.21	$3.71	$4.23
Pro Forma AMGP:	$0.93	$2.48	$2.90	$3.34	$3.71
$ Acc / (Dil):	($0.09)	($0.25)	($0.31)	($0.36)	($0.53)
PF AMGP Coverage	1.000x	1.000x	1.000x	1.000x	1.000x

Accretion / (Dilution) Analysis at Various XRs

Exchange Ratio	Implied After-Tax XR	2H 2018E	2019E	2020E	2021E	2022E
1.600x	1.493x	(8.8%)	(9.0%)	(9.6%)	(9.8%)	(12.5%)
1.700x	1.569x	(7.6%)	(7.2%)	(7.9%)	(8.1%)	(11.0%)
1.800x	1.646x	(6.5%)	(6.0%)	(6.2%)	(6.5%)	(9.6%)
1.900x	1.722x	(5.4%)	(4.9%)	(4.5%)	(4.9%)	(8.4%)
2.000x	1.798x	(4.4%)	(3.9%)	(3.0%)	(3.4%)	(7.3%)

AMGP Accretion / (Dilution) - %

At 1.0x AM Coverage



92.9%
73.2%
59.2%
50.2%
39.5%
2H 2018E
2019E
2020E
2021E
2022E

	2H 2018E	2019E	2020E	2021E	2022E
Status Quo AMGP:	$0.32	$0.96	$1.22	$1.49	$1.78
Pro Forma AMGP:	$0.62	$1.66	$1.94	$2.24	$2.48
$ Acc / (Dil):	$0.30	$0.70	$0.72	$0.75	$0.70
PF AMGP Coverage	1.000x	1.000x	1.000x	1.000x	1.000x

Accretion / (Dilution) Analysis at Various XRs

Exchange Ratio	2H 2018E	2019E	2020E	2021E	2022E
1.600x	92.9%	73.2%	59.2%	50.2%	39.5%
1.700x	86.0%	68.2%	54.4%	45.6%	35.0%
1.800x	79.6%	62.5%	50.0%	41.3%	30.7%
1.900x	73.6%	57.1%	45.9%	37.3%	26.6%
2.000x	67.9%	52.0%	42.0%	33.5%	22.8%

Source: Management projections and FactSet as of 6/21/18
Note: After-tax distributions is distribution from entity less attributable qualified dividends and gains on capital taxes.
Note: Implied after-tax exchange ratio adjusted for average AM unitholder tax costs as provided by Management (refer to page 71).

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

75

After-Tax Distribution Accretion / (Dilution)

CONFIDENTIAL DRAFT SUBJECT TO CHANGE

For Average AM Unit Holder at AMGP Proposal at 1.0x Coverage for AM & PF AMGP | AR Downside Volumes Case

AM Accretion / (Dilution) - %

At Tax Affected 1.600x Exchange Ratio (Implied XR of 1.493x)



(16.2%)
(11.0%)
(13.1%)
(16.1%)
(23.2%)
2H 2018E
2019E
2020E
2021E
2022E

	2H 2018E	2019E	2020E	2021E	2022E
Status Quo AM:	$1.02	$2.39	$3.00	$3.29	$3.71
Pro Forma AMGP:	$0.85	$2.13	$2.61	$2.76	$2.85
$ Acc / (Dil):	($0.17)	($0.26)	($0.39)	($0.53)	($0.86)
PF AMGP Coverage	1.000x	1.000x	1.000x	1.000x	1.000x

AMGP Accretion / (Dilution) - %

At 1.0x AM Coverage



100.3%
83.3%
57.8%
45.9%
27.6%
2H 2018E
2019E
2020E
2021E
2022E

	2H 2018E	2019E	2020E	2021E	2022E
Status Quo AMGP:	$0.29	$0.78	$1.11	$1.27	$1.49
Pro Forma AMGP:	$0.57	$1.43	$1.75	$1.85	$1.91
$ Acc / (Dil):	$0.29	$0.65	$0.64	$0.58	$0.41
PF AMGP Coverage	1.000x	1.000x	1.000x	1.000x	1.000x

Accretion / (Dilution) Analysis at Various XRs

Exchange Ratio	Implied After-Tax XR	2H 2018E	2019E	2020E	2021E	2022E
1.600x	1.493x	(16.2%)	(11.0%)	(13.1%)	(16.1%)	(23.2%)
1.700x	1.569x	(15.1%)	(9.8%)	(11.2%)	(13.0%)	(21.3%)
1.800x	1.646x	(14.1%)	(8.7%)	(9.4%)	(11.0%)	(18.5%)
1.900x	1.722x	(13.1%)	(7.7%)	(7.7%)	(9.3%)	(15.4%)
2.000x	1.798x	(12.2%)	(6.7%)	(6.0%)	(7.7%)	(12.4%)

Accretion / (Dilution) Analysis at Various XRs

Exchange Ratio	2H 2018E	2019E	2020E	2021E	2022E
1.600x	100.3%	83.3%	57.8%	45.9%	27.6%
1.700x	93.1%	76.7%	53.3%	44.0%	24.4%
1.800x	86.4%	70.6%	49.2%	40.6%	22.9%
1.900x	80.2%	64.9%	45.3%	36.8%	21.8%
2.000x	74.4%	59.5%	41.7%	33.4%	20.9%

Source: Management projections and FactSet as of 6/21/18
Note: After-tax distributions is distribution from entity less attributable qualified dividends and gains on capital taxes.
Note: Implied after-tax exchange ratio adjusted for average AM unitholder tax costs as provided by Management (refer to page 71).

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VIII. After-Tax Pro Forma Impact Supplemental Materials for Potential Counterproposal 77 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Transaction Tax Implications At Potential Counterproposal Average Tax Basis Calculation(1) Average tax basis of $23.27 per unit for public AM unitholders as of YE 2017 Antero Resourc es O ther Non-Public Unitholders Public Unitholders 90,841,730 8,028,605 94,757,401 $2.01 25.70 23.27 Total Active Units 193,627,736 Cash Consideration Required to Avoid Share Selling AM GP Share Pric e Exc hange Ratio Cash Consideration O ffer Pric e $19.11 1.700x $3.50 $35.99 AM GP Share Pric e Exc hange Ratio Cash Consideration O ffer Pric e $19.11 1.700x $3.50 $35.99 AM GP Share Pric e Exc hange Ratio Cash Consideration O ffer Pric e $19.11 1.700x $3.50 $35.99 Detail of Gains (per Unit) Average O rdinary Gain Average Capital Gain Detail of Gains (per Unit) Average O rdinary Gain Average Capital Gain Detail of Gains (per Unit) Average O rdinary Gain Average Capital Gain $3.37 9.35 $4.83 10.65 $6.56 8.92 Average Assumed Passive Ac tivity Loss (2) Tax on Gain (per Unit) Federal O rdinary Inc ome Tax Rate Individual M LP Investor Deduc tion Rate Adjusted O rdinary Tax Rate ACA Tax Federal Tax Rate Federal Capital Gains Tax Rate Effec tive State Tax Rate(3) PAL Rate PAL Gain Deduc tion Average Assumed Passive Ac tivity Loss (2) Tax on Gain (per Unit) Federal O rdinary Inc ome Tax Rate Individual M LP Investor Deduc tion Rate Adjusted O rdinary Tax Rate ACA Tax Federal Tax Rate Federal Capital Gains Tax Rate Effec tive State Tax Rate(3) PAL Rate PAL Gain Deduc tion ($1.08) ($1.46) Assumed Passive Ac tivity Loss(3) ($2.00) Tax on Gain (per Unit) Federal O rdinary Inc ome Tax Rate Individual M LP Investor Deduc tion Rate Adjusted O rdinary Tax Rate ACA Tax Federal Tax Rate Federal Capital Gains Tax Rate Effec tive State Tax Rate(3) PAL Rate PAL Gain Deduc tion 37.0% 20.0% 29.6% 3.8% 33.4% 23.8% 5.2% 37.0% 20.0% 29.6% 3.8% 33.4% 23.8% 5.2% 37.0% 20.0% 29.6% 3.8% 33.4% 23.8% 5.2% 37.0% ($0.40) 37.0% ($0.54) 37.0% ($0.74) Tax on O rdinary Gain Effective Ordinary Gain Tax Rate Tax on Capital Gain Effective Capital Gain Tax Rate State Tax O rdinary Inc ome(4) Effective Ordinary Gain Tax Rate State Tax Capital Gain(4) Effective Capital Gains Tax Rate $0.72 21.5% $2.23 23.8% $0.17 5.2% $0.48 5.2% Tax on O rdinary Gain Effective Ordinary Gain Tax Rate Tax on Capital Gain Effective Capital Gain Tax Rate State Tax O rdinary Inc ome(4) Effective Ordinary Gain Tax Rate State Tax Capital Gain(4) Effective Capital Gains Tax Rate $1.07 22.3% $2.54 23.8% $0.25 5.2% $0.55 5.2% Tax on O rdinary Gain Effective Ordinary Gain Tax Rate Tax on Capital Gain Effective Capital Gain Tax Rate State Tax O rdinary Inc ome(4) Effective Ordinary Gain Tax Rate State Tax Capital Gain(4) Effective Capital Gains Tax Rate $1.45 22.1% $2.12 23.8% $0.34 5.2% $0.46 5.2% Total Effective Tax Rate 28.4% Total Effective Tax Rate 28.5% Total Effective Tax Rate 28.3% Source: FactSet as of 6/21/18 and Wall Street research. (1) (2) (3) (4) Provided by management. Assumed passive activity loss and tax on ordinary gain for IPO investor utilizes company provided estimates based on a per unit basis range of $19.00-$22.00. Passive activity loss calculated to be $2.00 for an IPO investor. State tax rate determined by using a weighted average of 50 state income tax rates and median federal taxable income brackets for married and single filers. 78 Total Tax on Gain $4.38 Total Tax on Gain $4.41 Total Tax on Gain $3.61 Total Gain $15.48 Total Gain $15.48 Total Gain $12.72 Average EOY 2017 Tax Basis $20.51 Average EOY 2017 Tax Basis $20.51 Average EOY 2017 Tax Basis $23.27 For IPO Investor - IPO Basis(4) For IPO Investor - Average Basis(1) For Average Unitholder Average EOY 2017 Basis for Public Unitholders $23.27 Average EOY 2017 Basis for IPO Investors $20.51 Unitholder Active Units EOY 2017 Basis CONFIDENTIAL DRAFT SUBJECT TO CHANGE

After-Tax Distribution For Average Unitholder

Calculation Detail For Potential Counterproposal

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

SQ AM After-Tax Distribution Calculation

	2H 2018	2019E	2020E	2021E	2022E
EBITDA	$391	$989	$1,222	$1,413	$1,642
- Interest Expense	($38)	($90)	($114)	($132)	($143)
- IDR Distributions	($82)	($237)	($357)	($464)	($592)
- Distributions from Unconsolidated Affiliates	($27)	($88)	($141)	($168)	($196)
+ Equity in Earnings of Unconsolidated Affiliates	$27	$87	$119	$134	$157
- Equity Based Compensation	($23)	($48)	($41)	($33)	($35)
Taxable Income Before Tax Depreciation	248	613	688	750	833
Oversubcription	103%	103%	103%	103%	103%
Taxable Income Before Tax Depreciation	256	631	708	772	858
Tax Depreciation	(253)	(588)	(642)	(648)	(644)
Net Income	**3**	**43**	**66**	**124**	**214**
AM Shares Outstanding	188.1	188.1	188.1	188.1	188.1
Taxable Income / Unit (Net of PAL)	$0.00	$0.00	$0.01	$0.02	$0.04
Average Tax Basis per Unit	$23.27	$21.57	$19.61	$17.11	$14.35
Less: Return of Capital per Unit[1]	($1.70)	($1.96)	($2.50)	($2.76)	($2.96)
Average EoY Basis per Unit	$21.57	$19.61	$17.11	$14.35	$11.39
Income Tax					
Taxable Income / Unit (Net of PAL)	$0.00	$0.00	$0.01	$0.02	$0.04
Income Tax Rate	*29.6%*	*29.6%*	*29.6%*	*29.6%*	*29.6%*
Income Taxes / Unit	**$0.00**	**$0.00**	**$0.00**	**$0.01**	**$0.01**
Before Tax AM Distibution Per LP Unit	**$0.86**	**$2.21**	**$2.85**	**$3.42**	**$4.10**
Tax / Unit	*$0.00*	*($0.00)*	*($0.00)*	*($0.01)*	*($0.01)*
After Tax AM Distibution Per LP Unit	**$0.86**	**$2.21**	**$2.85**	**$3.41**	**$4.09**

PF AMGP After-Tax Dividend Calculation

	2H 2018	2019E	2020E	2021E	2022E
EBITDA	$391	$989	$1,222	$1,413	$1,642
- Distributions from Unconsolidated Affiliates	($27)	($88)	($141)	($168)	($196)
+ Equity in Earnings of Unconsolidated Affiliates	$27	$87	$119	$134	$157
- Equity Based Compensation	($23)	($48)	($41)	($33)	($35)
- Interest Expense	(47)	(108)	(129)	(146)	(116)
- Depreciation of Goodwill and Current Assets	(386)	(740)	(674)	(631)	(619)
- Additional Depreciation from Step Up in Basis	(27)	(179)	(287)	(281)	(204)
- Capex Expense for Tangible Assets	(133)	(164)	(176)	(352)	(352)
- Interest Expense Add-back	0	0	0	0	40
Taxable Income Before NOLs	**($224)**	**($251)**	**($108)**	**($64)**	**$310**
- NOLs applied from previous years	$0	$0	$0	$0	($248)
Taxable Income	**($224)**	**($251)**	**($108)**	**($64)**	**$62**
AMGP Taxable Income	($224)	($251)	($108)	($64)	$62
+ NOL Utilization	-	-	-	-	248
- Payment of Income Taxes	-	-	-	-	16
+/- Change in depreciation (MACRS vs ADS SL)	(8)	32	64	16	(35)
+ Tangible Asset Capex	133	164	176	352	352
Current Earnings & Profits	**($99)**	**($55)**	**$132**	**$304**	**$611**
Current Dist. from AMGP to Shareholders	322	682	883	1,064	1,279
Qualified Dividend?	RoC	RoC	Cum E&P	Cum E&P	Cum E&P
Return of Capital[1]	322	682	-	-	-
Qualified Dividend[2]	-	-	132	304	611
Partial Return of Capital[3]	-	-	751	760	669
Percentage RoC	*100%*	*100%*	*85%*	*71%*	*52%*
Percentage QD	*0%*	*0%*	*15%*	*29%*	*48%*
Shares Outstanding	524.4	524.4	524.4	524.4	524.4
Tax Basis/Share	$30.58	$29.97	$28.67	$27.23	$25.78
- Return of Capital	($0.61)	($1.30)	($1.43)	($1.45)	($1.28)
EoY Basis	**$30.27**	**$29.64**	**$28.31**	**$26.87**	**$25.46**
Return of Capital Taxes	$0.00	$0.00	$0.00	$0.00	$0.00
Qualified Dividend Taxes	$0.00	$0.00	$0.06	$0.14	$0.28
Before Tax PF AMGP Dividend Per Share	**$0.44**	**$1.30**	**$1.68**	**$2.03**	**$2.44**
Total Tax per Share	$-	$-	$0.06	$0.14	$0.28
Implied Tax Rate	*-%*	*-%*	*3%*	*7%*	*11%*
After-Tax PF AMGP Dividend Per Share	**$0.44**	**$1.30**	**$1.62**	**$1.89**	**$2.16**
Exchange Ratio	1.700x	1.700x	1.700x	1.700x	1.700x
PF After Tax AM Dividend XR Adjusted Share	**$0.76**	**$2.21**	**$2.76**	**$3.21**	**$3.68**

Source: Management projections and FactSet as of 6/21/18.
(1) Return of capital per share / unit calculated as the total distributions to holders when Current Earnings & Profits are less than 0.
(2) Qualified dividend calculated as equal to the lesser of Current Earnings & Profits or Distributions to Shareholder assuming Current Earnings & Profit is greater than 0.
(3) Partial Return of Capital is calculated as the difference between Distributions to Shareholders and Current Earnings & Profits assuming Qualified Dividends are applicable.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

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After-Tax Distribution Accretion / (Dilution)

At 1.700x Exchange Ratio and Various Cash Considerations | AR Base Case

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

AM Accretion / (Dilution) - %

At 1.700x Exchange Ratio



0.1%
(3.0%)
(5.8%)
(10.1%)
(16.9%)
2H 2018E
2019E
2020E
2021E
2022E

	2H 2018E	2019E	2020E	2021E	2022E
Status Quo AM:	$0.91	$2.21	$2.85	$3.41	$4.09
Pro Forma AMGP:	$0.76	$2.21	$2.76	$3.21	$3.68
$ Acc / (Dil):	($0.15)	$0.00	($0.09)	($0.20)	($0.41)
PF AMGP Coverage	1.318x	1.223x	1.159x	1.144x	1.100x

AMGP Accretion / (Dilution) - %



89.8%
91.6%
58.5%
41.9%
27.2%
2H 2018E
2019E
2020E
2021E
2022E

	2H 2018E	2019E	2020E	2021E	2022E
Status Quo AMGP:	$0.23	$0.68	$1.03	$1.33	$1.70
Pro Forma AMGP:	$0.44	$1.30	$1.62	$1.89	$2.16
$ Acc / (Dil):	$0.21	$0.62	$0.60	$0.56	$0.46
PF AMGP Coverage	1.318x	1.223x	1.159x	1.144x	1.100x

Accretion / (Dilution) Analysis at Various XRs

At Potential Counterproposal

Cash Consideration	Cash Consid. / Unit [1]	Potential Counterproposal XR	2H 2018E	2019E	2020E	2021E	2022E
	$3.50	1.700x	(16.9%)	0.1%	(3.0%)	(5.8%)	(10.1%)
	$4.00	1.700x	(17.3%)	(0.2%)	(3.0%)	(5.9%)	(10.3%)
	$4.50	1.700x	(17.6%)	(0.5%)	(3.1%)	(5.9%)	(10.5%)

Accretion / (Dilution) Analysis at Various XRs

Cash Consideration	Cash Consid. / Unit	Potential Counterproposal XR	2H 2018E	2019E	2020E	2021E	2022E
	$3.50	1.700x	89.8%	91.6%	58.5%	41.9%	27.2%
	$4.00	1.700x	89.0%	91.0%	58.5%	41.8%	26.9%
	$4.50	1.700x	88.2%	90.3%	58.4%	41.8%	26.6%

Source: Management projections and FactSet as of 6/21/18.
(1) Assumes cash consideration is used to pay taxes.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

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After-Tax Distribution Accretion / (Dilution)

CONFIDENTIAL DRAFT SUBJECT TO CHANGE

At 1.700x Exchange Ratio and Various Cash Considerations | AR Downside Volumes Case

AM Accretion / (Dilution) - %

At 1.700x Exchange Ratio



(19.3%)
(12.6%)
(3.6%)
(8.4%)
(12.3%)
2H 2018E
2019E
2020E
2021E
2022E

	2H 2018E	2019E	2020E	2021E	2022E
Status Quo AM:	$0.86	$2.14	$2.58	$2.96	$3.41
Pro Forma AMGP:	$0.69	$1.87	$2.48	$2.72	$2.99
$ Acc / (Dil):	($0.17)	($0.27)	($0.09)	($0.25)	($0.42)
PF AMGP Coverage	1.318x	1.223x	1.159x	1.144x	1.100x

AMGP Accretion / (Dilution) - %



97.6%
71.1%
66.2%
46.6%
31.9%
2H 2018E
2019E
2020E
2021E
2022E

	2H 2018E	2019E	2020E	2021E	2022E
Status Quo AMGP:	$0.21	$0.64	$0.88	$1.09	$1.33
Pro Forma AMGP:	$0.41	$1.10	$1.46	$1.60	$1.76
$ Acc / (Dil):	$0.20	$0.46	$0.58	$0.51	$0.42
PF AMGP Coverage	1.318x	1.223x	1.159x	1.144x	1.100x

Accretion / (Dilution) Analysis at Various XRs

At Potential Counterproposal

Cash Consideration

Cash Consid. / Unit [1]	Potential Counterproposal XR	2H 2018E	2019E	2020E	2021E	2022E
$3.50	1.700x	(19.3%)	(12.6%)	(3.6%)	(8.4%)	(12.3%)
$4.00	1.700x	(19.7%)	(13.0%)	(3.6%)	(8.4%)	(11.7%)
$4.50	1.700x	(20.1%)	(13.3%)	(3.6%)	(8.3%)	(11.2%)

Accretion / (Dilution) Analysis at Various XRs

Cash Consideration

Cash Consid. / Unit	Potential Counterproposal XR	2H 2018E	2019E	2020E	2021E	2022E
$3.50	1.700x	97.6%	71.1%	66.2%	46.6%	31.9%
$4.00	1.700x	96.7%	70.4%	66.2%	46.6%	32.7%
$4.50	1.700x	95.8%	69.8%	66.3%	46.6%	33.6%

Source: Management projections and FactSet as of 6/21/18.

(1) Assumes that cash consideration is used to pay taxes.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

81

Certain TPH Relationships Relationship Disclosure TPH Investment Banking & Antero Midstream Partners, Antero Midstream Partners GP and Antero Resources  In May 2017, TPH served as co-manager on Antero Midstream GP’s $875 million initial public offering  In October 2016, TPH served as financial advisor to Antero Resources on its $170 million sale of 17,000 net acres in southwest PA  In June 2016, TPH served as a co-manager on Antero Resources’ $762 million follow-on equity offering  In November 2014, TPH served as a co-manager on Antero Midstream’s $1 billion initial public offering  In May 2014, TPH served as a senior co-manager on Antero Resources’ $744 million follow-on equity offering  In October 2013, TPH acted as senior co-manager on Antero Resources’ $1.57 billion initial public offering 82 TPH is a full service securities firm engaged in securities trading, brokerage and private equity and investment management activities as well as providing investment banking and other financial services. In the ordinary course of business, TPH and its affiliates, including Perella Weinberg Partners, may acquire, hold or sell, for their own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of AM, AMGP, AR, their affiliates, other prospective transaction participants and other companies that may be involved in the transactions, as well as provide investment banking and other financial services to such companies. TPH has in the past and may in the future provide financial advisory services to AM, AMGP, AR and other transaction participants. In addition, TPH, its affiliates and certain of their employees, including members of the team performing this engagement, as well as certain private equity and investment management funds associated or affiliated with TPH in which they may have financial interests, may from time-to-time acquire, hold or make direct or indirect investments in or otherwise finance a wide variety of companies, including the parties, other transaction participants and their respective affiliates. TPH merged with Perella Weinberg Partners (“PWP”) in November 2016 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Appendix 83 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Contribution Analysis | Status Quo AM & AMGP

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Supplemental Calculation | AR Base Case

AMGP DCF Contribution Based On Actual Forecasted Taxes (Including on Series B Cash Flow)

	2017	2018	2019	2020	2021	2022
IDR DCF	$122	$206	$337	$430	$526	$628
(-) Series B Payment	(2)	(7)	(12)	(20)	(26)	(34)
(-) G&A Expenses	(2)	(2)	(2)	(2)	(2)	(2)
(-) Cash Taxes	(16)	(34)	(56)	(85)	(110)	(141)
(+) Tax Shield from Series B Depreciation	--	6	6	6	6	6
Pre-Series B HoldCo DCF	**$102**	**$169**	**$272**	**$330**	**$394**	**$457**
Seres B Adjustment						
Add Back (1 - Tax Rate) of Series B to HoldCo DCF	2	5	9	15	19	25
Tax Rate	*25.3%*	*25.3%*	*25.3%*	*25.3%*	*25.3%*	*25.3%*
AMGP Contribution DCF	**$103**	**$174**	**$282**	**$344**	**$413**	**$483**
AMGP Shares Outstanding (includes 18.5mm Series B)	*204.7*	*204.7*	*204.7*	*204.7*	*204.7*	*204.7*
DCF / Share	$0.50	$0.85	$1.38	$1.68	$2.02	$2.36
AM DCF / LP Unit	$1.61	$2.05	$2.74	$3.24	$3.75	$4.29
Implied XR	**3.193x**	**2.408x**	**1.994x**	**1.926x**	**1.858x**	**1.820x**

AMGP DCF Contribution Based On Theoretical Taxes On All Distributable Cash Flow

	2017	2018	2019	2020	2021	2022
IDR DCF	$122	$206	$337	$430	$526	$628
(-) G&A Expenses	(2)	(2)	(2)	(2)	(2)	(2)
Taxable Cash Flow	**$120**	**$204**	**$335**	**$428**	**$524**	**$626**
(-) Cash Taxes	(30)	(52)	(85)	(108)	(133)	(159)
(+) Tax Shield from Series B Depreciation	--	6	6	6	6	6
Post-Tax Total IDR DCF	**$90**	**$158**	**$256**	**$326**	**$397**	**$473**
Tax Rate	*25.3%*	*25.3%*	*25.3%*	*25.3%*	*25.3%*	*25.3%*
AMGP Contribution DCF	**$90**	**$158**	**$256**	**$326**	**$397**	**$473**
AMGP Shares Outstanding (includes 18.5mm Series B)	*204.7*	*204.7*	*204.7*	*204.7*	*204.7*	*204.7*
DCF / Share	$0.44	$0.77	$1.25	$1.59	$1.94	$2.31
AM DCF / LP Unit	$1.61	$2.05	$2.74	$3.24	$3.75	$4.29
Implied XR	**3.670x**	**2.648x**	**2.192x**	**2.036x**	**1.931x**	**1.855x**

Source: Management projections. FactSet as of 6/21/18.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

84

Contribution Analysis | Status Quo AM & AMGP

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Supplemental Calculation | AR Downside Volumes Case

AMGP DCF Contribution Based On Actual Forecasted Taxes (Including on Series B Cash Flow)

	2017	2018	2019	2020	2021	2022
IDR DCF	$122	$205	$273	$390	$448	$529
(-) Series B Payment	(2)	(7)	(12)	(17)	(21)	(26)
(-) G&A Expenses	(2)	(2)	(2)	(2)	(2)	(2)
(-) Cash Taxes	(16)	(34)	(53)	(73)	(90)	(110)
(+) Tax Shield from Series B Depreciation	--	6	6	6	6	6
Pre-Series B HoldCo DCF	**$102**	**$168**	**$212**	**$304**	**$340**	**$396**
Seres B Adjustment						
Add Back (1 - Tax Rate) of Series B to HoldCo DCF	2	5	9	12	16	19
Tax Rate	*25.3%*	*25.3%*	*25.3%*	*25.3%*	*25.3%*	*25.3%*
AMGP Contribution DCF	**$103**	**$173**	**$221**	**$316**	**$356**	**$415**
AMGP Shares Outstanding (includes 18.5mm Series B)	*204.7*	*204.7*	*204.7*	*204.7*	*204.7*	*204.7*
DCF / Share	$0.50	$0.85	$1.08	$1.55	$1.74	$2.03
AM DCF / LP Unit	$1.61	$2.04	$2.40	$3.02	$3.33	$3.76
Implied XR	**3.193x**	**2.413x**	**2.228x**	**1.955x**	**1.916x**	**1.854x**

AMGP DCF Contribution Based On Theoretical Taxes On All Distributable Cash Flow

	2017	2018	2019	2020	2021	2022
IDR DCF	$122	$205	$273	$390	$448	$529
(-) G&A Expenses	(2)	(2)	(2)	(2)	(2)	(2)
Taxable Cash Flow	**$120**	**$203**	**$271**	**$388**	**$446**	**$527**
(-) Cash Taxes	(30)	(51)	(69)	(98)	(113)	(133)
(+) Tax Shield from Series B Depreciation	--	6	6	6	6	6
Post-Tax Total IDR DCF	**$90**	**$158**	**$209**	**$295**	**$339**	**$399**
Tax Rate	*25.3%*	*25.3%*	*25.3%*	*25.3%*	*25.3%*	*25.3%*
AMGP Contribution DCF	**$90**	**$158**	**$209**	**$295**	**$339**	**$399**
AMGP Shares Outstanding (includes 18.5mm Series B)	*204.7*	*204.7*	*204.7*	*204.7*	*204.7*	*204.7*
DCF / Share	$0.44	$0.77	$1.02	$1.44	$1.66	$1.95
AM DCF / LP Unit	$1.61	$2.04	$2.40	$3.02	$3.33	$3.76
Implied XR	**3.670x**	**2.651x**	**2.360x**	**2.095x**	**2.013x**	**1.929x**

Source: Management projections. FactSet as of 6/21/18.

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Contribution Analysis | Status Quo Supplemental Calculation | AR Base Case AM & AMGP AMGP Distribution per Share Calculation $70 (2) $144 (2) $237 (2) $357 (2) $464 (2) $592 (2) Total Distributions from LP Less: G&A Less: Taxes on Total Distributions (+) Tax Shield from Series B Depreciation Tax Rate (17) - 25.3% (36) 6 25.3% (59) 6 25.3% (90) 6 25.3% (117) 6 25.3% (149) 6 25.3% $51 $112 $181 $271 $351 $447 Post Tax, Post-G&A Distributions AMGP Shares Outstanding (+ 18.5 Series B Units) 204.7 204.7 204.7 204.7 204.7 204.7 AM Distribution per Unit Calculation Total LP Distributions LP Units $246 185.4 $323 188.1 $416 188.1 $536 188.1 $643 188.1 $771 188.1 86 Source: Management projections. FactSet as of 6/21/18. Implied X R5.364x3.142x2.496x2.152x1.994x1.879x LP Dist. / Unit$1.33$1.72$2.21$2.85$3.42$4.10 2017 2018 2019 2020 2021 2022 A MGP Distribution / Share$0.25$0.55$0.89$1.32$1.72$2.18 Tax able Distributions68142235355462590 2017 2018 2019 2020 2021 2022 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Contribution Analysis | Status Quo Supplemental Calculation | AR Downside Volumes Case AM & AMGP AMGP Distribution per Share Calculation $70 (2) $144 (2) $224 (2) $306 (2) $380 (2) $464 (2) Total Distributions from LP Less: G&A Less: Taxes on Total Distributions (+) Tax Shield from Series B Depreciation Tax Rate (17) - 25.3% (36) 6 25.3% (56) 6 25.3% (77) 6 25.3% (96) 6 25.3% (117) 6 25.3% $51 $112 $172 $233 $288 $351 Post Tax, Post-G&A Distributions AMGP Shares Outstanding (+ 18.5 Series B Units) 204.7 204.7 204.7 204.7 204.7 204.7 AM Distribution per Unit Calculation Total LP Distributions LP Units $246 185.4 $323 188.1 $403 188.1 $485 188.1 $559 188.1 $643 188.1 87 Source: Management projections. FactSet as of 6/21/18. Implied X R5.364x3.142x2.551x2.265x2.111x1.994x LP Dist. / Unit$1.33$1.72$2.15$2.58$2.97$3.42 2017 2018 2019 2020 2021 2022 A MGP Distribution / Share$0.25$0.55$0.84$1.14$1.41$1.72 Tax able Distributions68142222304378462 2017 2018 2019 2020 2021 2022 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Supplemental Calculation Detail | AMGP Proposal Pro Forma AMGP DCF Analyses | Exchange Ratio Adjusted Implied Equity Value | AR Base Case Levered DCF Analysis Supplemental Calculation Detail Discounted Distribution Analysis Supplemental Calculation Detail PF AM GP DCF per Share Disc ount Fac tor PV of PF AM GP DCF per Share $0.63 0.953 $0.60 $1.69 0.866 $1.46 $2.06 0.787 $1.62 $2.44 0.716 $1.75 $2.82 PF AM GP Dist. per Share Disc ount Fac tor PV of PF AM GP Dist.per Share $0.48 0.953 $0.45 $0.89 0.866 $0.77 $1.35 0.787 $1.06 $1.75 0.716 $1.25 $2.23 Terminal M ultiple Terminal Disc . Fac tor 12.0x 0.683 Terminal Yield Terminal Disc . Fac tor 6.0% 0.683 88 Source: Management projections and FactSet as of 6/21/18. Implied Terminal Value per Share $23.09 Implied Equity Value per Share $28.52 XR Adj. AM Equity Value per Share $45.64 Implied Terminal Value per Share $25.38 Implied Equity Value per Share $28.92 XR Adj. AM Equity Value per Share $46.27 Disc . PF AM GP DCF Total $5.43 Disc . PF AM GP Dist. Total $3.54 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E CONFIDENTIAL DRAFT SUBJECT TO CHANGE

After-Tax Distribution Supplemental Calculation

For AMGP Shareholder

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

SQ AMGP After-Tax Distribution Calculation

	2H 2018	2019E	2020E	2021E	2022E
AMGP Taxable Income	$79	$226	$339	$440	$560
(-) Less Income Taxes	($19)	($56)	($85)	($110)	($141)
Current Earnings & Profits	**$59**	**$170**	**$254**	**$330**	**$419**
Current Dist. from AMGP to Shareholders	$57	$166	$250	$326	$415
Qualified Dividend ?	QD	QD	QD	QD	QD
Full Return of Capital Amt (RoC)[1]	$0	$0	$0	$0	$0
Qualified Dividend [2]	$57	$166	$250	$326	$415
Partial RoC[3]	$0	$0	$0	$0	$0
Accumulated E&P					
Percentage RoC	0.0%	0.0%	0.0%	0.0%	0.0%
Percentage QD	100.0%	100.0%	100.0%	100.0%	100.0%
Shares Outstanding	186.2	186.2	186.2	186.2	186.2
Tax Basis / Share	$0.00	$0.00	$0.00	$0.00	$0.00
(-) Return of Capital	$0.00	$0.00	$0.00	$0.00	$0.00
EOY Basis	**$0.00**	**$0.00**	**$0.00**	**$0.00**	**$0.00**
RoC Taxes	$0.00	$0.00	$0.00	$0.00	$0.00
QD Taxes	$0.07	$0.21	$0.32	$0.42	$0.53
BTAX AMGP Dist. Per Share	$0.31	$0.89	$1.35	$1.75	$2.23
Total Tax per Share	$0.07	$0.21	$0.32	$0.42	$0.53
Implied Tax Rate	*23.8%*	*23.8%*	*23.8%*	*23.8%*	*23.8%*
ATAX AMGP Dist. Per Share	$0.23	$0.68	$1.03	$1.33	$1.70

Source: Management projections and FactSet as of 6/21/18.
(1) Return of capital per share / unit calculated as the total distributions to holders when Current Earnings & Profits are less than 0.
(2) Qualified dividend calculated as equal to the lesser of Current Earnings & Profits or Distributions from AMGP to Shareholders assuming Current Earnings & Profit is greater than 0.
(3) Partial Return of Capital is calculated as the difference between Distributions from AMGP to Shareholders and Current Earnings & Profits assuming Qualified Dividends are applicable.

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AM Wall Street Consensus Research Detail Janney Montgomery Scott 6/7/18 $714 $953 $1,197 - - $586 $797 $1,009 - - Wells Fargo Securities 5/24/18 $723 $924 $1,150 $1,354 $1,534 $593 $754 $945 $1,110 $1,272 Scotia Howard Weil 5/23/18 $709 $894 $1,070 - - $609 $766 $923 - - Ladenburg Thalmann & Co 5/23/18 $714 $950 - - - - - - - - Stifel Nicolaus 5/21/18 $703 $913 - - - $587 $787 - - - MUFG Securities Americas 4/26/18 $726 $934 - - - $592 $777 - - - Raymond James 4/26/18 $706 $913 - - - $593 - - - - Tudor Pickering Holt & Co. 4/6/18 $715 $993 $1,240 - - - - - - - Guggenheim Securities 4/13/18 $735 - - - - - - - - - Seaport Global Securities 4/6/18 $676 $752 - - - $597 $775 - - - 90 Source: Thomson One and FactSet as of 6/21/18. Median $714 $924 $1,173 $1,354 $1,534 $593 $775 $934 $1,110 $1,272 Mean $712 $914 $1,164 $1,354 $1,534 $595 $772 $934 $1,110 $1,272 Report Date DCF 2018E 2019E 2020E 2021E 2022E EBITDA 2018E 2019E 2020E 2021E 2022E CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM Wall Street Consensus Research Detail Janney Montgomery Scott 6/7/18 $1.71 $2.19 $2.79 - - - - - - - Wells Fargo Securities 5/24/18 $1.70 $2.18 $2.78 $3.12 $3.50 - - - - - Scotia Howard Weil 5/23/18 $1.71 $2.19 - - - $3.23 $4.02 - - - Ladenburg Thalmann & Co 5/23/18 - - - - - - - - - - Stifel Nicolaus 5/21/18 $1.72 $2.21 - - - - - - - - MUFG Securities Americas 4/26/18 $1.71 $2.20 - - - $2.07 $2.56 - - - Raymond James 4/26/18 $1.71 $2.19 - - - - - - - - Tudor Pickering Holt & Co. 4/6/18 $1.72 $2.21 $2.85 - - - - - - - Guggenheim Securities 4/13/18 - - - - - - - - - - Seaport Global Securities 4/6/18 $1.71 $2.19 - - - $2.44 $2.91 - - - 91 Source: Thomson One and FactSet as of 6/21/18. Median $1.71 $2.19 $2.82 $3.12 $3.50 $2.44 $2.91 - - - Mean $1.71 $2.19 $2.82 $3.12 $3.50 $2.58 $3.16 - - - Report Date DCF per LP Unit 2018E 2019E 2020E 2021E 2022E Distributions per LP Unit 2018E 2019E 2020E 2021E 2022E CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Precedent Simplification Transactions

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

A	B	C	D	E	F	G	H	I
Announcement Date	Acquiror	Target	Transaction Value	FY + 1 Accretion	FY + 2 Accretion	FY + 3 Accretion	% Equity Consideration	Cash Consideration
5/17/18	Williams Companies	Williams Partners, LP	$57,793	8.8%	12.6%	14.4%	100.0%	--
3/26/18	Tall Grass Energy GP, LP	Tallgrass Energy Partners, LP	$8,361	4.6%	8.8%	5.7%	100.0%	--
1/2/18	Archrock, Inc	Archrock Partners, LP	$2,438	(11.8%)	0.5%	5.7%	100.0%	--
2/1/17	ONEOK, Inc	ONEOK Partners, LP	$23,654	2.8%	7.1%	10.6%	100.0%	--
11/21/16	Sunoco Logistics Partners, LP	Energy Transfer Partners, LP	$54,455	(4.1%)	0.7%	2.1%	100.0%	--
10/24/16	American Midstream Partners LP	JP Energy Partners LP	$476	5.0%	5.0%	--	100.0%	--
9/6/16	Enbridge, Inc.	Spectra Energy	$46,980	(0.8%)	2.4%	4.1%	100.0%	--
5/30/16	SemGroup Corp.	Rose Rock Midstream	$2,034	12.9%	10.2%	7.4%	100.0%	--
11/3/15	Targa Resources Corp.	Targa Resources Partners LP	$12,229	(7.3%)	(1.8%)	1.6%	100.0%	--
10/26/15	Western Refining, Inc.	Northern Tier Energy	$5,286	2.6%	10.1%	0.0%	35.4%	$17.50
7/13/15	MPLX LP	MarkWest Energy Partners, LP	$22,360	(13.6%)	(10.9%)	(10.0%)	92.4%	$6.20
5/6/15	Crestwood Equity Partners, LP	Crestwood Midstream Partners	$6,920	(2.0%)	3.1%	6.9%	100.0%	--
4/6/15	Tesoro Logistics LP	QEP Midstream Partners LP	$1,145	(16.0%)	(21.8%)	(16.2%)	100.0%	--
1/26/15	Energy Transfer Partners, LP	Regency Energy Partners LP	$18,593	(14.8%)	(15.1%)	(8.1%)	98.8%	$0.32
6/15/14	Williams Partners LP	Access Midstream Partners LP	$35,891	11.8%	2.4%	2.7%	100.0%	--
10/13/14	Targa Resources Partners LP	Atlas Pipeline Partners LP	$6,002	(8.1%)	(14.2%)	(15.9%)	96.7%	$1.26
8/10/14	Kinder Morgan Inc.	Kinder Morgan Energy Partners	$52,566	(11.3%)	(6.7%)	(4.8%)	88.0%	$10.77
8/10/14	Kinder Morgan Inc.	El Paso Pipeline Partners	$13,677	(9.1%)	(4.8%)	2.7%	88.0%	$4.65
7/24/14	Breitburn Energy Partners	QR Energy LP	$2,856	12.5%	16.3%	34.0%	80.7%	$4.29
10/10/13	Regency Energy Partners LP	PVR Partners LP	$5,659	(0.5%)	(4.7%)	(5.8%)	99.0%	$0.29
8/27/13	Plains All American LP	PAA Natural Gas Storage LP	$2,531	(5.9%)	4.8%	3.8%	100.0%	--
5/6/13	Inergy Midstream LP	Crestwood Midstream Partners LP	$2,643	5.5%	(0.7%)	(5.6%)	96.2%	$1.03
1/29/13	Kinder Morgan Energy Partners LP	Copano Energy LLC	$4,858	(13.8%)	(23.3%)	(20.3%)	100.0%	--
2/23/11	Enterprise Products Partners LP	Duncan Energy Partners LP	$3,282	0.8%	1.3%	(1.5%)	100.0%	--
	Median		**$6,002**	**(1.4%)**	**1.0%**	**2.1%**	**100.0%**	**$2.77**
	Mean		**$15,934**	**(2.2%)**	**(0.8%)**	**0.6%**	**95.0%**	**$3.60**
AMGP Proposal	**Antero Midstream GP LP**	**Antero Midstream Partners LP**	**$10,306**	**(1.6%)**	**1.9%**	**4.3%**	**100.0%**	--
Potential Counterproposal	**Antero Midstream GP LP**	**Antero Midstream Partners LP**	**$11,256**	**(1.6%)**	**2.3%**	**5.0%**	**100.0%**	--

Source: Company filings, Wall Street Research
Note: Accretion Dilution represents Target DCF pro forma for Acquirer Exchange Ratio (grossed up for cash consideration where applicable)

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CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Selected Energy Precedent Transactions

(USD in millions, except per unit (share) data)

Announcement Date	Target	Acquiror	Transaction Value ($MM)	Premium 1-Day	Premium 1-Month
5/23/2018	Babcock & Wilcox Enterprises Inc	Steel Partners Holdings LP	$723	15%	21%
4/26/2018	SJW Group	California Water Service Group	$1,879	20%	29%
4/23/2018	Vectren Corp	CenterPoint Energy Inc	$8,094	10%	15%
2/5/2018	8point3 Energy Partners LP	Capital Dynamics AG	$2,654	(11%)	(17%)
12/12/2017	Fairmount Santrol Holdings Inc	SCR Sibelco NV	$1,918	14%	23%
8/29/2017	Arc Logistics Partners LP	Zenith Energy US LP	$615	15%	13%
8/18/2017	Calpine Corp	Energy Capital Partners; Access Industries ; CPPIB	$17,389	13%	8%
7/19/2017	Avista Corp	Hydro One Ltd	$5,282	24%	20%
2/21/2017	Delta Natural Gas Co Inc	PNG Companies LLC	$260	17%	14%
1/25/2017	WGL Holdings Inc	AltaGas Ltd	$6,602	12%	13%
8/22/2016	CST Brands Inc	Alimentation Couche-Tard Inc	$4,409	2%	7%
6/3/2016	Talen Energy Corp	Riverstone Holdings LLC	$5,045	17%	21%
2/9/2016	Empire District Electric Co	Algonquin Power & Utilities Corp	$2,371	21%	23%
2/1/2016	Questar Corp	Dominion Resources Inc	$6,088	23%	28%
10/26/2015	Piedmont Natural Gas Co Inc	Duke Energy Corp	$6,579	42%	53%
10/26/2015	APR Energy plc (66.1246%)	Fairfax Financial Holdings; Management; ACON Investments; Albright Capital Management	$737	(2%)	159%
9/4/2015	TECO Energy Inc	Emera Inc	$10,391	31%	27%
8/24/2015	AGL Resources Inc	Southern Co	$12,401	38%	40%
6/14/2015	Niska Gas Storage Partners LLC(1)	Brookfield Infrastructure Partners LP	$985	223%	111%
10/20/2014	Cleco Corp	Macquarie Group; Manulife Financial; British Columbia Investment Management	$4,709	15%	1%
9/29/2014	Athlon Energy Inc	EnCana Corp	$6,834	25%	26%
4/30/2014	Pepco Holdings Inc	Exelon Corp	$12,107	20%	35%
12/11/2013	UNS Energy Corp	Fortis Inc	$4,347	30%	22%
11/19/2013	Coastal Energy Co	Compania Espanola de Petroleos SA - CEPSA	$2,182	28%	1%
5/29/2013	NV Energy Inc	Berkshire Hathaway Inc	$10,423	20%	11%
4/8/2013	Lufkin Industries Inc	General Electric Co	$3,320	38%	30%
1/7/2013	EnergySolutions Inc	Energy Capital Partners LLC	$957	21%	34%
12/5/2012	McMoRan Exploration Co	Freeport-McMoRan Copper & Gold Inc	$2,430	74%	18%
12/21/2011	WCA Waste Corp	Macquarie Infrastructure Partners II	$533	30%	62%
10/17/2011	Brigham Exploration Co	Statoil ASA	$4,667	20%	19%
9/12/2011	Global Industries Ltd	Technip SA	$1,073	55%	129%
8/29/2011	Venoco Inc	Private Investor (Timothy M. Marquez)	$400	39%	(2%)
7/15/2011	Petrohawk Energy Corp	BHP Billiton Ltd	$15,108	65%	62%
6/23/2011	Central Vermont Public Service Corp	Gas Metro	$670	2%	51%
4/20/2011	DPL Inc	AES Corp	$4,678	9%	15%
4/15/2011	Bronco Drilling Co Inc	Chesapeake Energy Corp	$324	6%	14%
11/9/2010	Atlas Energy Inc	Chevron Corp	$4,672	37%	42%
8/9/2010	Superior Well Services Inc (92.4%)	Nabors Industries Ltd	$844	21%	26%
3/3/2010	Southwest Water Co	JP Morgan Asset Management; Water Asset Management	$427	56%	84%
11/1/2009	Encore Acquisition Co	Denbury Resources Inc	$4,665	35%	36%
9/15/2009	Parallel Petroleum Corp	Apollo Global Management LLC	$482	11%	66%
7/28/2008	EnergySouth Inc	Sempra Energy	$731	23%	24%
Median			$2,987	21%	24%
Mean			4,310	29%	34%

Source: Dealogic as of 6/21/2018.
Note: Excludes MLPs and transactions without publicly available premiums data. Based on deals involving U.S. targets with deal value greater than $250MM, target general industry group defined as oil & gas or utilities & energy, announce date since 2008, acquirer final stake > 90% and 100% cash consideration.
(1) Niska units were trading at $1.21 / unit for a market capitalization of $50MM at the time of the transaction, net debt of $726MM and LTM EBITDA of ($25.4MM).

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AR Historical and Projected Taxes Assumptions AR Federal & State NOL Carryforwards NOL Other DTL Net DTL  ~$3.0 billion of U.S. federal NOLs that expire at various dates from 2024 through 2037 $772 $45  Significant increase in NOLs due to expensing of IDCs in 2017 ahead of 80% utilization limitation imposed by 2017 JOBS tax reform  ~$2.3 billion of state NOLs that expire at various dates from 2024 through 2037 Tax shields eliminate cash taxes entirely through 2021  ($1,911) 2015A 2013A 2014A 2016A 2017A Historical AR Tax Assets & Liabilities NOL Valuation Sensitivity(1) Federal State 2018 2023 2028 2033 2038 0% 5% 10% 15% 20% 2013A 2014A 2015A 2016A 2017A 94 Source: Management Projections, Company Filings. (1) NOL carryforward allocated straight line over utilization period. $1,000 $1,300 $1,100 $1,000 $1,400 $1,200 $1,500 $1,400 $3,000 $2,300 Discount Rate $728$728$728$728$728 $728$570$447$350$274 $728$452$280$174$108 $728$362$180$89$44 $728$292$117$47$19 Utilization Period $440 $439 $540 $529 $728 $522 $19 $495 $33 $450 ($10) $432 $7 ($348) ($795) ($1,371) ($950) ($780) ($787) ($1,234) ($1,479) ($1,552) CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Financial Projections 95 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: Assumptions General Assumptions Commodity Prices | NYMEX Strip  5-year plan lateral length averages 11,500’ Price Decks for AR Base Volumes Case & AR Downside Volumes Case AR Downside Pricing at Base Volumes Case  Currently running 5 rigs in Marcellus and 1 in Utica; complete ~790 wells from 2018 to 2022  Achieve production target of 5.2 Bcfe/d by 2022 Realized NGL (Y-Grade) ($/BBl) HHub ($/MMBtu)  3 AR Cases: i) AR Base Case, ii) AR Downside Pricing at Base Volumes Case, and iii) AR Downside Volumes Case $40.14 $2.89  Description of downside cases: $39.28 $2.85 $2.83 $2.81 $2.82 $38.47 “AR Downside Pricing at Base Volumes Case”  $37.44  $2.50 natural gas / $50 oil pricing on “AR Base Volumes Case” production $36.95  “AR Downside Volumes Case” $35.54 $35.52 $35.50 $35.45 $2.50 $2.50 $2.50 $2.50  Production CAGR of 15% through 2022 vs. “AR Base Volumes Case” production GAGR of 18%. Utilizes “AR Base Volumes Case” pricing  $500MM in new debt issued in 2018, 2019, 2020, and 2022  Issued at 5.0% interest rate 2018E 2019E 2020E 2021E 2022E 2018E 2019E 2020E 2021E 2022E   500M additional units issued in Q3 2018 related to vesting of management options 5-year identified project inventory of $2.7B plus an additional $1.0B of potential downstream opportunities ~$500MM of capital efficiencies captured from new AR development plan and AM infrastructure plan Utilizes two cases for analysis AR Development Plan | Wells Completed / Year  Highly-Rich Gas Condensate Highly-Rich Gas Rich Gas Condensate Highly Rich Gas / Condensate Dry Gas 165 AR Downside V mes Case 16 160  AR Base Case olu 155 8 9 145 8 9 8 2   AR Base Volumes Case (“AR Base Case”) AR Downside Volumes Case 3 11635 165 17 164 160 19 145 155 155 3 9 3 33 3 5 3 3 6 59 96 6 3  Series B units receive distributions equal to 6% of GP distributions in excess of $7.5 million every quarter  Corporate incomes taxes of 21% and 4% of federal and state taxes, respectively 2 2019E 2020E 202  Status Quo distribution policy remains at 1.00x throughout projection period  Pro forma distribution policy based on management projections  Pro forma 4-year distribution coverage as follows: 2019 – 1.31x, 2020 – 1.16x, 2021 – 1.11x, and 2022 – 1.05x 2018E 2019E 2020E 2021E 2022E 2018E 2019E 2020E 2021E 2022E 96 Source: Management projections. AMGP 145 135 20 9 111 23 19 116 65 106 2 14 21 18 81 20 E 73 67 20 14 13 9 5 8 8 8 31 2 13031 17 19 3 13 96 101 106 14 106 018E 68 59 30 57 55 33 30 14 AM AR CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Base Volumes Case AR ($ in millions, unless otherwise noted) Production Volumes (MMcfe/d) EBITDAX(1) Gas NGLs (excl. Ethane) Ethane Oil EBITDAX (Excl. Hedges) Income from Hedges LP Distributions from AM $2,728 5,194 105 8 $405 87 05 342 $338 $219 $282 2,253 $170 $585 261 56 1,847 261 40 $1,4$016,250 $1,250$464 173 $112 31 173 $135 $2 6 2016 2017 2018 2019 2020 2021 2022 2016A 2017A 2018E 2019E 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Capital Expenditures Free Cash Flow(2) Free Cash Flow Cumulative FCF DrillingLeasehold Acquisition & Maintenance Acquisitions $2,112 $2,216 12 $1,615 $1,684 $1$,18,56460 ,660 $1,102 $519 9 $792 589 2016 2017 2018 20192020 2021 2022 2018A 2019A 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management projections, Company Filings. (1) AM fully consolidated in SEC financial statement. (2) Free cash flow net of land maintenance capital. 97 $19 $500 $513 $273 $310 $588 $2,216 $1,854 $1,780 $1,850 ,1 $105$2 0 $2,00$72 $163 1,85 $1,780 $ $103 $1,747$ $163 $1 $1, 684$81 $1,699 $588 $238 $164 $149 $95 ,$51,1589 $238 1$,14,55211 $1,464 $164 $$11,,446542 Cumulative Free Cash Flow 2018E-2022E Base Case $1,615 Downside Pric ing Case $184 Downside Case $909 $2,305 $2, 72 $2,086$2,100 $2 $338 0 ,305 $35 $4 $ $2,288 $1,774 $1,7 $ $219 2,08 6$ $282 2,10 $37 $1,93$01 74 $224 $1,406 $170 $1,594$ 3 $112 4$01,283$ $1,003 $135 $1,140 $214 03 $901 $290 4,545 4,545 5,194 471 1 05 471 974 33,,994455 402 402 87 834 3,33,33030 342 7700 3,644 3,644 2022 771122 2,702 2,70256 282686 5599 3,222 3,222 2021 603 603 2,822 2,822 2020 1,8472,253 2,382 2,382 2019 465 105 40 7 419 1,92 1,920 2018 332 31 105 1,6 1,620 201 1,3 1,379 201 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR AR Downside Pricing at Base Volumes Case ($ in millions, unless otherwise noted) Production Volumes (MMcfe/d) EBITDAX(1) GasNGLs (excl. Ethane) Ethane Oil EBITDAX (Excl. Hedges) Income from Hedges LP Distributions from AM 5,194 5,194 105 4,545 87 $2,728 $2,263 402 05 7700 $2,100 $405 6 $1,7 $219 $282 261 56 $170 261 40 $1,4$016,250 $1,250$464 173 1,847 40 $112 31 $135 31 3 $817 6 2016 2017 2018 2019 2020 2021 2022 2016A 2017A 2018E 2019E 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Capital Expenditures Free Cash Flow(2) Free Cash Flow (Net of Land Maintenance Capex) Cumulative FCF DrillingLeasehold Acquisition & Maintenance Acquisitions $2,112 $2,216 12 $1,684 $1$,18,56460 ,660 9 589 $317 $182 $184 ($20) 2020E 2 2018A 2019A 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management projections, Company Filings. (1) AM fully consolidated in SEC financial statement. (2) Free cash flow net of land maintenance capital. 98 $19 $298 $297 ($115) $588 $2,216 $1,854 $1,780 $1,850 ,1 02 $105$2 0 $2,00$72 2 $163 1,85 2021 $1,780 202 $ $103 $1,747$ 0 $163 $1 2 $1, 20 684$81 $1,699 19 $588 $238 $164 $149 $95 ,$51,1589 018 $238 1$,14,55211 2017 $1,464 $164 $$11,,446542 2016 Cumulative Free Cash Flow 2018E-2022E Base Case $1,615 Downside Pric ing Case $184 Downside Case $909 $2,305 $1,886$2,08 $1,811$1,889 $1,774$338 $4 $ 74$219 $338 $1,406 $170 $282 $155 $2 $1,703 $851 $388 $128 $1 $1,422 $112 $1,003 $135 $1,140 $ $1,141 $214 03 $901 40$ $291 4,545 471 1 05 471 974 33,,994455 402 87 834 3,33,33030 334422 3,644 3,644 2022 771122 2,702 2,2532,70256 282686 5599 3,222 3,222 2021 603 603 2,822 2,822 2020 1,8472,253 2,382 2,382 2019 465 105 173 7 419 1,92 1,920 2018 332 105 1,6 1,620 201 1,3 1,379 201 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Downside Volumes Case AR ($ in millions, unless otherwise noted) Production Volumes (MMcfe/d) EBITDAX(1) Gas NGLs (excl. Ethane) Ethane Oil EBITDAX (Excl. Hedges)Income from HedgesLP Distributions from AM 5,194 4,505105 4,545 471 $2,728 89 $405 $2,305 $2,100 $2,086 $1,774 $1,786 $338 712 $1,77$41,669 $219 $282 $1,537 $1,520 2,253 $170 $201 261 56 1,847 261 40 $1,4$016,252 $1,250$464 173 $112 31 173 $135 $2 31 $1 3 6 2016 2017 2018 2019 2020 2021 2022 2016A 2017A 2018E 2019E 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Capital Expenditures Free Cash Flow(2) Free Cash Flow (Net of Land Maintenance Capex) Cumulative FCF DrillingLeasehold Acquisition & Maintenance Acquisitions $2,216 12 $588 $909 $769 $608 $47 2016 2017 201820192020 2021 2022 2018A 2019A 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management projections, Company Filings. (1) AM fully consolidated in SEC financial statement. (2) Free cash flow net of land maintenance capital. 99 $20 $589 $655 $588 $2,216 $1,854 $2,1 $163 $1$,18,56460 $1,850 $1,780 $238 $164 $1$61349 $1,660$1,6$814,443 $1,494 $238 1$,14,55211 $1,464 $164 $$11,,446542 $1,251 $1,179 $81 589 $1,362 $105 $2 $1,388 $103 9$ $1,148 $95 ,511 $1,084 Cumulative Free Cash Flow 2018E-2022E Base Case $1,615 Downside Pric ing Case $184 Downside Case $909 $1,406 $170 $326 $244 $285 $851 $ $112 $388 $155 $1,305 $1,003 $135 $1,140 $128 $1,107 $214 $ $905 03 $902 $616 $291 4,046 3,945402 87 452 3,605 3,330342 70 392 82 876 3,121 2,702286 59 331 58 834 756 648 2,70256 259 47 3,644 3,087 2022 3,222 2,816 2021 534 1,8472,253 2,822 2,568 2020 465 105 40 7 2,382 2,281 2019 419 1,92 1,920 2018 332 105 1,6 1,620 201 1,3 1,379 201 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Base Volumes Case AM ($ in millions, unless otherwise noted) Operations & EBITDA Low Pressure (Bcf/d) | Water Handling (MBbls/d) Capital Expenditures Gathering & Compression Water Handling Earn-out payment Stonewall MPLX JV Low Pressure Water Delivery Produced Water EBITDA $1,292 $491 $1,460 $925 $1,642 $1,081 $1, $1,642 413 $176 $1,413 $1,222 $1,222 $989 $989 $730 $730 7 $529 $404 $529 6 404 $81 5 $14 4 4 $220 6A 4 3.1 2.7 2018E 2019E 2020E 2.0121E 2022E 2016A 2017A 2016A 2017A 2018E 2019E 2020E 2021E 2022E 0.8 1.1 1.2 1.5 DCF20a17nA d Distrib20u18tEions per20U19nE it 2022E Distribution Breakdown 016A 2020E 2021E2018E – 2022E CAGR LP DCF per Unit LP Distributions per Unit AM LPs AMGP (IDRs) Series B Uni ts $4.29 $3.75 $4.29 $3.24 $3.75 -% 1% 1% 2% 2% 2% 2% $2.74 $4.10% $2.05 $3.42 $3.24 $2.21 $4.10 $1.61 $1.49 $2.85 $3.42 $2.76 $1.72 $1.33 $1.03 $2.07 $2.85 2019E 20$1.61 $1.49 16A2017A 2018$E2.21 2020E 2021E 2022E 8%/2$91%.72 27%/29%34%/29% 18%/29% 16%/20% 14%/20% Growth(1) $1.33 1.76x 1.33x 1.27x1.31x 1.16x 1.11x 1.05x Rat$io1(2.) 03 16A 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management Projections, Company Filings. Note: Operational volumes based on annual average volumes. (1) YoY growth of LP DCF per unit and LP distributions per unit respectively. (2) Coverage ratio calculated as total DCF over total distributions. 100 YoY Coverage Total LP DCF$353$299$385$516$609$705$807 Tota2l0L1P6A 2017A 2018E 2019E 2020E 2021E 2022E Distributions$269$246$323$416$536$643$771 8% - % 1 22% 7A 1% 29% 30% E 2% 34% 36% 2% 38% 39% 2% 40% 41% 2 2% 41% 42% 92% 20 78% 201 68% 69% 2018 63% 64% 2019E 59% 60% 2020E 57% 58% 2021E 55% 57% 022E 20% 24% 6 261 6.9 243 220 205 5. 178 4.7 1 154 4. 124 3.5 107 94 2.8 1 2.2 73 1.7 52 1.4 40 41 29 $266 7 $491 $214 $266 $164 $815 $1,108 $2 $6$41265 $125 $164 $86 $719 $169 $176 $684 $9$2430 $611 $124 $2 $44 $214 $125 $125 $110 $186 $349 $75 $169 $352 $416 2019E $3$2926 2 $188 .4 $381 2018E $349 2017A 20 $92 $322 2020E 22$E229 $222801 02$12E20 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Downside Volumes Case AM ($ in millions, unless otherwise noted) Operations & EBITDA Low Pressure (Bcf/d) | Water Handling (MBbls/d) Capital Expenditures Gathering & Compression Water Handling Earn-out payment Stonewall Wastewater MPLX JV Low Pressure Water Delivery Produced Water EBITDA $925 $925 $815 $1,642 $1,413 $719 $1,409 $1,222 $1,105 $1,229 $989 $851 $2 $729 $214 $730 7 $529 $404 $529 6 404 6 5 $14 4 E E 2021E $1942022E $19 2.2 4 3.1 2.7 2016A 2017A 2018E 2019E 2020E 2.0121E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E 0.8 1.1 1.2 1.5 DCF20a17nA d Distrib20u18tEions per20U19nE it 2022E Distribution Breakdown 016A 2020E 2021E2018E – 2022E CAGR LP DCF per Unit LP Distributions per Unit AM LPs AMGP (IDRs) Series B Uni ts $4.29 $3.76 $3.33 -% 1% 1% 2% $3.02 $3.75 2% 2% 2% $2.40 $3.24% $2.04 $3.42 $2.97$4.10 $1.61 $1.49 $2.58 $3.42 $2.76 $1.72 $2.15 $1.33 $1.03 $2.07 $2.85 2019E 20$1.61 $1.49 16A 2017A 2018$E2.21 2020E 2021E 2022E 64% Growth(1) $1.33 1.76x 1.33x 1.26x 1.16x 1.21x 1.15x 1.12x Rat$io1(2.) 03 16A 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management Projections, Company Filings. Note: Operational volumes based on annual average volumes. (1) YoY growth of LP DCF per unit and LP distributions per unit respectively. (2) Coverage ratio calculated as total DCF over total distributions. 101 YoY8%/2$91%.72 27%/29%18%/25%26%/20%10%/15%13%/15% Coverage Total LP DCF$353$299$384$452$568$627$707 Tota2l0L1P6A 2017A 2018E 2019E 2020E 2021E 2022E Distributions$269$246$323$403$485$559$643 8% - % 1 22% 7A 1% 29% 30% E 2% 34% 36% 2% 37% 39% 2% 38% 41% 2 2% 40% 42% 92% 20 78% 201 68% 69% 2018 63% 2019E 59% 61% 2020E 57% 60% 2021E 55% 58% 022E 16% 19% 62.192 4 178 189 172 154 154.4 124 3.8 1 3. 3.1 96 87 2.6 1 68 1.7 49 1.4 40 41 29 $491 0.00 7 $124 $491 $266 $266 $186 $646 $164 $14 $125 $176 $646 $125 $430 $124 $2 $214 $381 $169 $488 $506 $352 $349 $186 $75 $168 $178 $272 $188 .42016A 2018E $381 2017A $349 $682020 $926019 $260 $85 $228 $224 $168 $147 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Base Volumes Case AMGP ($ in millions, unless otherwise noted) IDR LLC, Series B Cash Flow, and Tax Observations AMGP Total Distributions ’18 – ’22 CAGR  IDR LLC owns the 100% of the IDRs in AM and has two share classes SQ AM Distribution Policy SQ AM Fully Distributed $441$441 $36$9369   AMGP owns 100% of the Series A units Management owns 100% of the Series B units $415 $415 $302 $302  Series B unitholders are entitled to receive up to 6% of the distributions from AM in excess of $7.5MM per quarter $237 $237 $326 $326  Remaining profits pass through AMGP via Series A shares $250 $250 $144  Series B units scheduled to vest at a value of 6% of equity value above $2 billion in the event of a liquidation of IDR LLC AMGP currently pays corporate taxes of 21% and 4% at the federal and state taxes, respectively $86 $144 $101 $166 $52 $86 $166  $48 $10 $52 2017A$120018E $48 2016A 2019E 2020E 2021E 2022E $10 2016A 2017A 2018E 2019E 2020E 2021E 2022E IDR LLC Cash Flow AMGP & Series B Unit Valuation(1,2,5) $592 Distributions to AMGP Taxes G&A Series B Reserved CF 2016A 2017A 2018E 2019E 2020E 2021E 2022E AM Distributions to IDR LLC $17 $70 $144 $237 $357 $464 $592 Series B Take --(2) (7) (12) (20) (26) (34) Cash Distributions to AMGP $17 $67 $137 $224 $337 $438 $558 G&A(3) (1) (1) (2) (2) (2) (2) (2) $85 Taxes (7) (7) (34) (56) (85) (110) (141) $2 CAFD to AMGP Shareholders $10 $59 $101 $166 $250 $326 $415 Illustrative Yield 3.3% 3.3% 3.3% 3.3% 3.3% 3.8% 5.0% $69 $$11 $$1100 $2 $1$00101 $17 $$66 2016A 2017A 2018E2019E2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management Projections, Company Filings. (1) (2) (3) (4) (5) Implied AMGP and Series B valuation from 2016A through 2020E based on 2018E yield. Implied AMGP and Series B valuation from 2021E forward based on yield vs growth regression analysis derived on slide 18. Excludes IPO related G&A. Series B valuation calculated as 6% of the valuation of AMGP less $2 billion. Illustrative yield based on regression analysis as presented on page 91. 102 AMGP Valuation $290 $1,788 $3,048 $5,027 $7,586 $8,529 $8,341 Series B Valuation(4) N/A N/A $63 $182 $335 $392 $380 $2 $2 $464 $34 $141 $2 $357 $26 $2 $110 $415 $2 $237 $2 $326 $250 $2 $144 $56 $166 $2 $34$34 $ 2 $4$848 32% 43% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Downside Volumes Case AMGP ($ in millions, unless otherwise noted) IDR LLC, Series B Cash Flow, and Tax Observations AMGP Total Distributions  IDR LLC owns the 100% of the IDRs in AM and has two share classes SQ AM Distribution Policy SQ AM Fully Distributed $441   AMGP owns 100% of the Series A units Management owns 100% of the Series B units ’18 – ’22 CAGR $369 $377 $415 $302  Series B unitholders are entitled to receive up to 6% of the distributions from AM in excess of $7.5MM per quarter $320 $326 $237 $279 $326  Remaining profits pass through AMGP via Series A shares $250 $144 $197 $166 $266  Series B units scheduled to vest at a value of 6% of equity value above $2 billion in the event of a liquidation of IDR LLC AMGP currently pays corporate taxes of 21% and 4% at the federal and state taxes, respectively $86 $149 $101 $52 $215 $86  $48 $10 $157 2019E $52 2016A 2017A $48 $120018E 2020E 2021E 2022E $10 2016A 2017A 2018E 2019E 2020E 2021E 2022E IDR LLC Cash Flow AMGP & Series B Unit Valuation(1,2,5) Distributions to AMGP Taxes G&A Series B Reserved CF 2016A 2017A 2018E 2019E 2020E 2021E 2022E $2 AM Distributions to IDR LLC $17 $70 $144 $224 $306 $380 $464 $464 $2 Series B Take --(2) (7) (12) (17) (21) (26) Cash Distributions to AMGP $17 $67 $137 $213 $290 $359 $438 G&A(3) (1) (1) (2) (2) (2) (2) (2) Taxes (7) (7) (34) (53) (73) (90) (110) $2 $2 CAFD to AMGP Shareholders $10 $59 $101 $157 $215 $266 $326 Illustrative Yield 3.3% 3.3% 3.3% 3.3% 3.3% 4.8% 5.7% $2 $1 $$1100 $1$00101 $17 $$66 2016A 2017A 2018E2019E2020E 2021E2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management Projections, Company Filings. (1) (2) (3) (4) (5) Implied AMGP and Series B valuation from 2016A through 2020E based on 2018E yield. Implied AMGP and Series B valuation from 2021E forward based on yield vs growth regression analysis derived on slide 18. Excludes IPO related G&A. Series B Valuation calculated as 6% of the valuation of AMGP less $2 billion. Illustrative yield based on regression analysis as presented on page 91. 103 AMGP Valuation $290 $1,788 $3,048 $4,767 $6,506 $5,510 $5,723 Series B Valuation(4) N/A N/A $63 $166 $270 $211 $223 $3$820 $2 $26 $110 $306 $2$2 $90 $326 $224 $73 $266 $144 $53 $215 $157 $2 $69 $1$2 $34$34 $4$848 34% 25% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM Status Quo AR Base Volumes Case, AR Downside Volumes Case, and Wall Street Consensus ($ in millions, unless otherwise noted) Wall Street Consensus Mgmt. Projections at AR Base Case Mgmt. Projections at AR Downside Productio n Case 2019E – 2022E CAGR Commentary EBITDA $4.29 $1,642 $1,534  AM is covered by 17 analysts as compared to 27 for AR and 13 for AMGP $3.81 $1,413 $3.42 $1,354 $1,222 $1,197 $1,409  Median price target of $36.00 as of 6/21/18 $989 $1,229 $729 $1,105 $730 $934  Average price target range of $25.00 - $40.00 as of 6/21/18 $529 $714 $851 2017A 2018E 2019E 2020E 2021E 2022E 2019E – 2022E CAGR 2019E – 2022E CAGR Distributable Cash Flow / LP Unit Distributions per Unit 1E $4.29 $4.10 $3.50 $3.8 $3.42 $3.75 $3.12 $3.78 $2.85 $3.42 $3.38 $2.97 $3.2148 $2.21 $2.20 $2.88 $3.40 $2.84 $1.72 $1.72 $2.74 $2.15 $3.07 $2.58 $2.33 $1.71 $2.45 $2.08 $0.47 $1.61 $2.05 2017A 2018E 2019E 2020E 2021E 2022E 2017A 2018E 2019E 2020E 2021E 2022E 104 Source: Management Projections, Thomson One, FactSet as of 6/21/18. 23% 17% 17% 16% 9% 1 16% 18% 18% 18% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AMGP Status Quo AR Base Volumes Case, AR Downside Volumes Case, and Wall Street Consensus ($ in millions, unless otherwise noted) Wall Street Consensus Mgmt. Projections at AR Base Case Mgmt. Projections at AR Downside Productio n Case 2019E – 2022E CAGR Commentary EBITDA $4.29 $558  AMGP is covered by 13 analysts as compared to 27 for AR and 17 for AM $3.81 $438 $3.42 $438  Median price target of $24.00 as of 6/21/18 $337 $359 $290 $224  Average price target range of $16.00 - $28.00 as of 6/21/18 $337 $137 $133 $213 $221 $137 $59 2017A 2018E 2019E 2020E 2021E 2022E 2019E – 2022E CAGR 2019E – 2022E CAGR Total Distributions to AMGP Shareholders Distributions per Share 1E $415 $2.23 $326 $1.75 $326 $1.75 $250 $266 $1.35 $1.43 $215 $1.15 $166 $0.89 $252 $1.35 $101 $0.54 $101 $0.54 $157 $166 $0.85 $0.89 $56 $0.30 $101 $0.54 2017A 2018E 2019E 2020E 2021E 2022E 2017A 2018E 2019E 2020E 2021E 2022E 105 Source: Management Projections, Thomson One, FactSet as of 6/21/18. Note: WSC estimates available for AMGP through 2020E. 2017A distributions / share represents 4th quarter distribution annualized. 36% 27% 36% 27% 36% 27% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

PF AMGP Projections AR Base Volumes Case & AR Downside Volumes Case ($ in millions, unless otherwise noted) ll Street Consensus EBITDA Mgmt. Projections at AR Base Case Mgmt. Projections at AR Downside Productio n Case FY 2018E EBITDA Distributable Cash Flow 2019E – 2022E CAGR 2019E – 2022E CAGR $4.29 $1,642 $1,437 $3.81 $3.$412,413 $1,236 $1,222 $1,043 $1,409 $989 $853 $783 $1,229 $1,082 $1,024 $1,105 $951 $633 730 729 $851 $726 $729 $581 2H 2018 2019E 2020E 2021E 2022E 2H 2018 2019E 2020E 2021E 2022E Distributable Cash Flow / Share Dividend / Share 2019E – 2022E CAGR 1E 2019E – $2.82 2022E CAGR $2.56 $2.44 $2.14 $2.06 $1.78 $1.69 $2.14 $2.02 $1.95 $1.38 $1.88 $1.77 $1.25 $1.62 $0.95 $1.44 $1.17 $1.10 $0.87 2H 2018 2019E 2020E 2021E 2022E 2H 2018 2019E 2020E 2021E 2022E 106 Source: Management Projections, Thomson One, FactSet as of 6/21/18. Note: Analysis based on fully diluted share count. 19% 14% 23% 18% 18% 14% 18% 18% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

PF AMGP Projections at Potential Counterproposal AR Base Volumes Case & AR Downside Volumes Case ($ in millions, unless otherwise noted) ll Street Consensus EBITDA Mgmt. Projections at AR Base Case Mgmt. Projections at AR Downside Productio n Case FY 2018E EBITDA Distributable Cash Flow 2019E – 2022E CAGR 2019E – 2022E CAGR $4.29 $1,447 $1,642 $3.81 $3.$412,413 $1,218 $1,222 $1,024 $1,409 $989 $1,126 $783 $835 $1,229 $1,039 $1,105 $937 $615 730 729 $851 $707 $729 $563 2H 2018 2019E 2020E 2021E 2022E 2H 2018 2019E 2020E 2021E 2022E Distributable Cash Flow / Share Dividend / Share 2019E – 2022E CAGR 1E 2019E – 2022E CAGR $2.68 $2.44 $2.32 $2.03 $1.95 $1.68 $2.15 $1.59 $1.95 $1.98 $1.30 $1.79 $1.73 $1.17 $1.54 $0.89 $1.35 $1.10 $1.07 $0.81 2H 2018 2019E 2020E 2021E 2022E 2H 2018 2019E 2020E 2021E 2022E 107 Source: Management Projections, Thomson One, FactSet as of 6/21/18. 19% 17% 23% 21% 20% 17% 18% 18% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Midstream Distribution Growth vs. Yield MLPs vs. C-Corps Non-Sponsored MLPs Midstream C-Corps Denotes MLPs without IDRs 16.0% 14.0% 12.0% 10.0% 8.0% QM M M 6.0% VLP MMP 4.0% 2.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Distribution Growth (2018E-2022E) CAGR (%) 108 Sources: Company filings, FactSet estimates as of 6/21/18 Note: Companies selected represent dividend/distribution paying midstream C-Corps and MLPs (both with and without IDRs). 2018E Yield (%) E&P Sponsored Other High Growth SM LP BPL PF AMGP 2018E – 2022E Distribution Growth CAGR (AR Downside Case) = ~18% PF AMGP 2018E – 2022E Distribution Growth CAGR (AR Base Case) = ~26% ENLK TEGP ANDX EQGP NBLX KM I HEP DCP SEM G TLP WES E TRGP ENBL CEQP WGP HES ENLC SHLX CNX PSXP BPM P TRP PAGP WM B AM GP AM y = 0.0919e-2.844x R² = 0.5277 y = 0.0878e-2.299x R² = 0.606 •4 of 7 E&P-sponsored MLPs (not including AM) are above the regression line that includes AMGP •All C-Corps except TEGP are below the regression line that includes AMGP Excluding AMGP I ncluding AMGP CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Cost of Capital 109 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

SQ AM Peer Group Cost of Equity Analysis

CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Comparable Public Company Yield-Based Cost of Equity

Expected Total Return

A	B	C	D	E	F
Company	Expected Current - 2020E Distribution CAGR	Long-Term Economic Growth Estimate	Expected Growth[1]	Current Yield	Implied Total Return
CNX Midstream Partners LP	14.9%	4.0%	5.6%	6.3%	12.0%
Phillips 66 Partners LP	9.8%	4.0%	4.9%	5.6%	10.5%
Hess Midstream Partners LP	15.2%	4.0%	5.7%	6.6%	12.2%
Noble Midstream Partners LP	19.7%	4.0%	6.4%	4.0%	10.4%
BP Midstream Partners LP	14.6%	4.0%	5.6%	5.1%	10.7%
Shell Midstream Partners LP	12.2%	4.0%	5.2%	6.2%	11.4%
Valero Energy Partners LP	15.6%	4.0%	5.7%	5.2%	11.0%
Western Gas Partners, L.P.	5.8%	4.0%	4.3%	7.7%	12.0%
EQT Midstream Partners LP	15.6%	4.0%	5.7%	7.6%	13.3%
Median	14.9%	4.0%	5.6%	6.2%	11.0%
Mean	14.6%	4.0%	5.6%	5.6%	11.2%

Cost of Equity

Sensitized Peer Total Return

Cost of Equity	10.5%	11.5%

Cost of Equity

Barra Beta

	Low	High
Raw Beta (2)	0.76	1.02
Spot Risk-Free Rate (3)	3.0%	3.0%
Equity Risk Premium(4)	6.0%	6.0%
Cost of Equity	7.6%	9.2%

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 6/21/18.
(1) Weights Expected Current - 2020E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate.
(2) Barra beta as of 3/23/2018. Illustrative low and high range reflects a -/+ 15% range around Barra beta.
(3) 20-year treasury bond yield as of 6/21/18.
(4) Duff & Phelps historical arithmetic premium.

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SQ AMGP Peer Group Cost of Equity Analysis Comparable Public Company Yield-Based Cost of Equity Expected Total Return Expected Current - 2020E Distribution CAGR Long-Term Economic Growth Estimate Expected Growth(1) Company Current Yield Implied Total Return 4.0% 4.6% 6.4% 11.0% Western Gas Equity Partners, LP 8.3% Cost of Equity Sensitized Peer Total Return Cost of Equity Barra Beta Low High (2) Raw Beta 0.84 1.14 (3) Spot Risk-Free Rate 3.0% 3.0% Equity Risk Premium (4) 6.0% 6.0% Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 6/21/18. (1) Weights Expected Current – 2020E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate. Barra beta as of 3/23/2018. Illustrative low and high range reflects a -/+ 15% range around Barra beta. 20-year treasury bond yield as of 6/21/18. Duff & Phelps historical arithmetic premium. (2) (3) (4) 111 Cost of Equity8.1%9.9% Cost of Equity 9.3% 10.3% M edian 7.9% 4.0% 4.6% 5.2% 9.8% M ean 7.9% 4.0% 4.6% 5.2% 9.8% EQT GP Holdings LP 7.5% 4.0% 4.5% 4.0% 8.6% A B C D E F CONFIDENTIAL DRAFT SUBJECT TO CHANGE

PF AMGP Peer Group WACC Analysis

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Expected Total Return

A	B	C	D	E	F
Company	2018E - 2020E Dividend CAGR	Long-Term Economic Growth Estimate	Expected Growth[(1)]	Current Yield	Implied Total Return
Kinder Morgan Inc	25.0%	4.0%	7.1%	2.9%	10.1%
ONEOK, Inc.	10.3%	4.0%	4.9%	4.3%	9.3%
Plains All American Pipeline GP	13.7%	4.0%	5.4%	4.9%	10.3%
SemGroup Corporation	5.1%	4.0%	4.2%	7.0%	11.1%
Targa Resources Corp.	0.3%	4.0%	3.5%	7.5%	11.0%
The Williams Companies, Inc.	6.4%	4.0%	4.4%	4.3%	8.7%
EQT GP Holdings LP	7.5%	4.0%	4.5%	4.0%	8.6%
Western Gas Equity Partners, LP	8.3%	4.0%	4.6%	6.4%	11.0%
CNX Midstream Partners LP	14.9%	4.0%	5.6%	6.3%	12.0%
EQT Midstream Partners LP	15.6%	4.0%	5.7%	7.6%	13.3%
Hess Midstream Partners LP	15.2%	4.0%	5.7%	6.6%	12.2%
Noble Midstream Partners LP	19.7%	4.0%	6.4%	4.0%	10.4%
BP Midstream Partners LP	14.6%	4.0%	5.6%	5.1%	10.7%
Shell Midstream Partners LP	12.2%	4.0%	5.2%	6.2%	11.4%
Valero Energy Partners LP	15.6%	4.0%	5.7%	5.2%	11.0%
Median	13.7%	4.0%	5.4%	5.2%	11.0%
Mean	12.3%	4.0%	5.2%	5.5%	10.7%

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 6/21/18.
(1) Weights Expected Current - 2020E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate.

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PF AMGP Peer Group WACC Analysis (cont.) Cost of Equity Comparable Company Yield-Based Cost of Equity Barra Beta Low High Low High (2) Raw Beta 0.84 1.14 (3) Spot Risk-Free Rate 3.0% 3.0% Cost of Equity 10.5% 11.5% Equity Risk Premium (4) 6.0% 6.0% Market Value of Equity $9,662 $9,662 Cost of Capital PF Capital Structure Cost of Capital Optimal Capital Structure(5) Low High Low High Cost of Equity Cost of Debt 10.5% 3.4% 11.5% 4.9% Cost of Equity 10.5% 3.4% 11.5% 4.9% (1) Cost of Debt Market Value of Equity Total Debt $9,662 $1,310 $9,662 $1,310 Market Value of Equity Total Debt $9,662 $3,460 $9,662 $3,460 Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 6/21/18. (1) (2) (3) (4) (5) Illustrative low and high range reflects a -/+ 100 bps range around after tax current 5.6% cost of debt at AM. Barra beta as of 3/23/2018. Illustrative low and high range reflects a -/+ 15% range around Barra beta. 20-year treasury bond yield as of 6/21/18. Duff & Phelps historical arithmetic premium. Optimal Capital Structure based on Total Debt of 3.5x 2019E EBITDA 113 Cost of Capital8.6%9.7% Cost of Equity9.6%10.7% Cost of Equity8.1%9.9% Cost of Capital10.5%11.5% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

SQ AM Peer Group Cost of Equity Analysis

CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Comparable Public Company Yield-Based Cost of Equity

Expected Total Return

A	B	C	D	E	F
Company	Expected Current - 2020E Distribution CAGR	Long-Term Economic Growth Estimate	Expected Growth[1]	Current Yield	Implied Total Return
CNX Midstream Partners LP	14.9%	4.0%	5.6%	6.3%	12.0%
Phillips 66 Partners LP	9.8%	4.0%	4.9%	5.6%	10.5%
Hess Midstream Partners LP	15.2%	4.0%	5.7%	6.6%	12.2%
Noble Midstream Partners LP	19.7%	4.0%	6.4%	4.0%	10.4%
BP Midstream Partners LP	14.6%	4.0%	5.6%	5.1%	10.7%
Shell Midstream Partners LP	12.2%	4.0%	5.2%	6.2%	11.4%
Valero Energy Partners LP	15.6%	4.0%	5.7%	5.2%	11.0%
Western Gas Partners, L.P.	5.8%	4.0%	4.3%	7.7%	12.0%
EQT Midstream Partners LP	15.6%	4.0%	5.7%	7.6%	13.3%
Median	14.9%	4.0%	5.6%	6.2%	11.0%
Mean	14.6%	4.0%	5.6%	5.6%	11.2%

Cost of Equity

Sensitized Peer Total Return

Cost of Equity	10.5%	11.5%

Cost of Equity

Barra Beta

	Low	High
Raw Beta [2]	0.76	1.02
Spot Risk-Free Rate [3]	3.0%	3.0%
Equity Risk Premium [4]	6.0%	6.0%
Cost of Equity	7.6%	9.2%

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 6/21/18.

(1) Weights Expected Current - 2020E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate.

(2) Barra beta as of 3/23/2018. Illustrative low and high range reflects a -/+ 15% range around Barra beta.

(3) 20-year treasury bond yield as of 6/21/18.

(4) Duff & Phelps historical arithmetic premium.

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SQ AMGP Peer Group Cost of Equity Analysis Comparable Public Company Yield-Based Cost of Equity Expected Total Return Expected Current - 2020E Distribution CAGR Long-Term Economic Growth Estimate Expected Growth(1) Company Current Yield Implied Total Return 4.0% 4.6% 6.4% 11.0% Western Gas Equity Partners, LP 8.3% Cost of Equity Sensitized Peer Total Return Cost of Equity Barra Beta Low High (2) Raw Beta 0.84 1.14 (3) Spot Risk-Free Rate 3.0% 3.0% Equity Risk Premium (4) 6.0% 6.0% Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 6/21/18. (1) Weights Expected Current – 2020E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate. Barra beta as of 3/23/2018. Illustrative low and high range reflects a -/+ 15% range around Barra beta. 20-year treasury bond yield as of 6/21/18. Duff & Phelps historical arithmetic premium. (2) (3) (4) 115 Cost of Equity8.1%9.9% Cost of Equity 9.3% 10.3% M edian 7.9% 4.0% 4.6% 5.2% 9.8% M ean 7.9% 4.0% 4.6% 5.2% 9.8% EQT GP Holdings LP 7.5% 4.0% 4.5% 4.0% 8.6% A B C D E F CONFIDENTIAL DRAFT SUBJECT TO CHANGE

PF AMGP Peer Group WACC Analysis

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Expected Total Return

A	B	C	D	E	F
Company	2018E - 2020E Dividend CAGR	Long-Term Economic Growth Estimate	Expected Growth[1]	Current Yield	Implied Total Return
Kinder Morgan Inc	25.0%	4.0%	7.1%	2.9%	10.1%
ONEOK, Inc.	10.3%	4.0%	4.9%	4.3%	9.3%
Plains All American Pipeline GP	13.7%	4.0%	5.4%	4.9%	10.3%
SemGroup Corporation	5.1%	4.0%	4.2%	7.0%	11.1%
Targa Resources Corp.	0.3%	4.0%	3.5%	7.5%	11.0%
The Williams Companies, Inc.	6.4%	4.0%	4.4%	4.3%	8.7%
EQT GP Holdings LP	7.5%	4.0%	4.5%	4.0%	8.6%
Western Gas Equity Partners, LP	8.3%	4.0%	4.6%	6.4%	11.0%
CNX Midstream Partners LP	14.9%	4.0%	5.6%	6.3%	12.0%
EQT Midstream Partners LP	15.6%	4.0%	5.7%	7.6%	13.3%
Hess Midstream Partners LP	15.2%	4.0%	5.7%	6.6%	12.2%
Noble Midstream Partners LP	19.7%	4.0%	6.4%	4.0%	10.4%
BP Midstream Partners LP	14.6%	4.0%	5.6%	5.1%	10.7%
Shell Midstream Partners LP	12.2%	4.0%	5.2%	6.2%	11.4%
Valero Energy Partners LP	15.6%	4.0%	5.7%	5.2%	11.0%
Median	13.7%	4.0%	5.4%	5.2%	11.0%
Mean	12.3%	4.0%	5.2%	5.5%	10.7%

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 6/21/18.
(1) Weights Expected Current - 2020E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate.

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PF AMGP Peer Group WACC Analysis (cont.) Cost of Equity Comparable Company Yield-Based Cost of Equity Barra Beta Low High Low High (2) Raw Beta 0.84 1.14 (3) Spot Risk-Free Rate 3.0% 3.0% Cost of Equity 10.5% 11.5% Equity Risk Premium (4) 6.0% 6.0% Market Value of Equity $9,662 $9,662 Cost of Capital PF Capital Structure Cost of Capital Optimal Capital Structure(5) Low High Low High Cost of Equity Cost of Debt 10.5% 3.4% 11.5% 4.9% Cost of Equity 10.5% 3.4% 11.5% 4.9% (1) Cost of Debt Market Value of Equity Total Debt $9,662 $1,310 $9,662 $1,310 Market Value of Equity Total Debt $9,662 $3,460 $9,662 $3,460 Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 6/21/18. (1) (2) (3) (4) (5) Illustrative low and high range reflects a -/+ 100 bps range around after tax current 5.6% cost of debt at AM. Barra beta as of 3/23/2018. Illustrative low and high range reflects a -/+ 15% range around Barra beta. 20-year treasury bond yield as of 6/21/18. Duff & Phelps historical arithmetic premium. Optimal Capital Structure based on Total Debt of 3.5x 2019E EBITDA 117 Cost of Capital8.6%9.7% Cost of Equity9.6%10.7% Cost of Equity8.1%9.9% Cost of Capital10.5%11.5% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Additional Market Detail 118 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

IDENTIAL DRAFT JECT TFOocCusHArNeGaE Wet Gas Type Curve Area Overview Type Curve Map with AR BTU Lines and TPH TC Areas TPH Type Curve Areas(1) 1 SW Lean Wet Gas IRR: 46% Antero Type Curve Areas(1) Rich Gas BTU Range: 1,100-1,200 2019 Wells: 4 IRR(2): 30% Highly Rich Gas AR Inventory Overview(1) Inventory Highly-Rich Gas Cond. Highly-Rich Gas Rich Gas Condensate Dry Gas 14 106 3 19 3 30 101 13 2 9 33 96 5 17 9 57 59 33 8 8 55 68 31 8 3 285 527 512 152 155 Source: DrillingInfo, IHS, Company data. Antero assumptions based on Antero publicly disclosed information. Note: Marcellus wells with first production on or after 1/1/2015. IRRs for 12,000’ laterals at strip as of 3/29/2018, unless otherwise noted. (1) TPH IRR assumes 40% ethane recovery; Antero IRR assumes ethane rejection. (2) IRR at strip as of 12/31/2017. 119 1,631 Total 145 155 160 165 165 Avg. Lateral Length 9,800 10,500 11,850 12,600 12,750 Remaining 2018E 2019E 2020E 2021E 2022E 2 SW Southern Rich Wet Gas IRR: 44% 3 SW Southern Gas Condensate IRR: 67% B BTU Range: 1,200-1,275 2019 Wells: 101 IRR: 47% Highly Rich Gas Condensate BTU Range: 1,275-1,350 2019 Wells: 30 IRR: 115% C AM Gathering Pipelines AM Water Delivery Pipelines 2 31 A B C A CONF SUB

Type Curve Summary Type Curve Plot TPH RWG TC Fit TPH GC TC Fit TPH Avg Gas AR TC Fit AR/TPH Bridge Gas TPH Avg Gas 12,000 Type Curve EUR, Gross Wellhead (MMcfe) Oil (Mbbl) Gas (MMcf) 10,890 85 10,380 9,413 226 8,059 18,668 146 17,795 16,137 387 13,816 23,185 84 22,679 23,946 211 22,679 9,000 EUR, Gross Sales (MMcfe) Oil (Mbbl) Gas (MMcf) NGL (Mbbl) % Liquids Cond Yield (bbl/MMcf) Cond Yield, Decline Period (Months) NGL Yield (bbl/MMcf) 14,004 85 8,823 779 37% 15-8 3 75 12,154 226 6,448 725 47% 55-25 12 90 24,006 146 15,125 1,335 37% 15-8 3 75 20,835 387 11,053 1,243 47% 55-25 12 90 30,215 84 21,545 1,361 29% 19-3 6 60 31,883 211 20,411 1,701 36% 130-5 6 75 6,000 3,000 Type Curve Parameters 0 24-Hr IP - Peak Rate, Gas (Mcf/d) Initial Decline (%/yr) B Factor Terminal Decline (%/yr) 5,500 - 8,000 59% 1.30 6% 4,000 - 7,000 63% 1.30 6% 9,400 - 13,700 59% 1.30 6% 6,900 - 12,000 63% 1.30 6% 19,420 61% 1.30 6% 19,420 61% 1.30 6% 0 1 2 3 4 5 Year Selected Observations Economic Assumptions  TPH type well criteria D&C ($M) $6,400 $6,700 $10,100 $10,500 $11,400 $11,400   Operators: All Vintage Cut-Off: 2015+ Fixed LOE ($/well/mo) Variable LOE, Oil ($/bbl) Variable LOE, NGL ($/Mcf) Total All-In Gas LOE(2) ($/Mcf) Variable LOE, Water ($/bbl) $2,800 $5.00 $6.80 $0.89 $4.68 $2,800 $5.00 $6.80 $0.89 $4.68 $2,800 $5.00 $6.80 $0.89 $4.68 $2,800 $5.00 $6.80 $0.89 $4.68 $1,353 - - $1.99 - $1,353 - - $1.99 -  WV only reports data annually    Proppant Cut-Off: 1,500+ lb/ft Stage Spacing Cut-Off: <200 ft Segregated by fluid window Differential, Oil ($/bbl) Differential, Gas ($/Mcf) Differential, NGL (% of Strip) BTU Factor(3) (Btu/scf) Residual Shrink (%) ($7.50) ($0.60) 40% 1.083 85% ($7.50) ($0.60) 40% 1.083 80% ($7.50) ($0.60) 40% 1.083 85% ($7.50) ($0.60) 40% 1.083 80% ($6.00) $0.03 65% 1.000 95% ($6.00) $0.03 65% 1.000 90%  A type curve similar to Antero’s publicly disclosed curve can be observed by filtering the data to observe: Royalty (%) 15.0% 15.0% 15.0% 15.0% 15.0% 15.0% Only AR operated wells 2016+ vintage cut-off All fluid windows Results NPV10 at Strip(4) ($MM)    $4.0 $5.3 $8.0 $10.3 $9.8 $16.2 F & D ($/Mcfe) $0.54 $0.65 $0.49 $0.59 $0.44 $0.42 Source: DrillingInfo, IHS, Company data. Antero assumptions based on Antero publicly disclosed information. Note: TPH IB assumes 40% ethane recovery; Antero assumes ethane rejection. (1) (2) (3) (4) Assumes 100% AM water & processing fees. Antero Variable LOE is $1.99 / Mcfe (applied on total equivalent production) and includes midstream and transportation expenses. BTU uplift is included in the +$0.03 gas differential . Economics run at 5 year strip as of 3/29/2018. 120 Cumulative Gas Prod (MMcf) IRR at Strip(4) (%) 35% 53% 44% 67% 47% 115% Total Opex / Mcfe ($/Mcfe) $1.30 $1.32 $1.24 $1.25 $2.02 $2.02 D&C / ft ($M) $0.914 $0.957 $0.842 $0.875 $0.950 $0.950 Avg Lateral Length (ft) 7,000 7,000 12,000 12,000 12,000 12,000 EUR, Sales / 1k' (Bcfe) 2.00 1.74 2.00 1.74 2.52 2.66 EUR, WH / 1k' (Bcfe) 1.56 1.34 1.56 1.34 1.93 2.00 Bridging TPH curve to AR by changing well criteria as described below TPH IB Antero Disclosed(1) S Rich Wet Gas S Gas Condensate S Rich Wet Gas 12K' S Gas Condensate 12K' Highly Rich Gas High Rih Gas Condensate CONFIDENTIAL DRAFT SUBJECT TO CHANGE

IRR Price Sensitivities Oil Price Sensitivity(1) Gas Price Sensitivity(2) 63% 102% $60 / bbl $2.90 / mmbtu $55 / bbl $2.75 / mmbtu $2.70 / mmbtu 27% ce sensitivities at AR Downside Pricing(3) Case Source: Antero assumptions based on Antero publicly disclosed information. Note: TPH IB assumes 40% ethane recovery; Antero assumes ethane rejection. (1) (2) (3) Holds Gas price flat at $2.80 / MMBtu. Holds Oil price flat at $50 / bbl. “AR Downside Pricing Case” applies $2.50 natural gas / $50 oil pricing to “AR Base Volumes Case” production. 121 64% 46% 43% 78% 51% 37% 36% $50 / bbl 59% 39% 29% 30% $45 / bbl $40 / bbl 42% 30% 23% 24% 29% 21% 17% 19% Indicates IRR pri 42% 33% 33% 56% 38% 28% 29% 54% 37% 26% $2.50 / mmbtu 45% 32% 21% 22% $2.30 / mmbtu 37% 27% 16% 17% TPH SW Southern Rich Wet GasTPH SW Southern Gas CondensateAR Highly Rich GasAR Highly Rich Gas Condensate CONFIDENTIAL DRAFT SUBJECT TO CHANGE

EUR / D&C Benchmarking EUR (Bcfe / 1,000’) 2.9 2.7 2.5 D&C ($ / ft) $950 $950 122 Source: Company IR materials. Antero assumptions based on Antero publicly disclosed information. Highly Rich Gas Cond Highly Rich Gas $897 $893 $825 Median = $893 Highly Rich Gas Cond Highly Rich Gas .6 2.4 1 Median = 2.4 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Disclosure Statement Tudor, Pickering, Holt & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you (and your employees, representatives and other agents) may disclose any aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, with no limitations imposed by Tudor, Pickering, Holt & Co. About The Firm Tudor, Pickering, Holt & Co. is an integrated energy investment and merchant bank, providing high quality advice and services to institutional and corporate clients. Through the company’s two broker-dealer units, Tudor, Pickering, Holt & Co. Securities, Inc. (TPHCSI) and Tudor Pickering Holt & Co Advisors LP (TPHCA), members FINRA, the company offers securities and investment banking services to the energy community. TPH Asset Management LP (TPHAM) is an SEC registered investment adviser that delivers a suite of energy investment strategies. TPH Partners Group LP is a relying advisor of TPHAM. Certain employees of TPHAM are also employees of TPHCSI. The information contained herein is confidential (except for information relating to United States tax issues) and may not be reproduced in whole or in part. Tudor, Pickering, Holt & Co. assumes no responsibility for independent verification of third-party information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance (including estimates of potential cost savings and synergies) prepared by, reviewed or discussed with the managements of your company and/ or other potential transaction participants or obtained from public sources, we have assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such managements (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). These materials were designed for use by specific persons familiar with the business and the affairs of your company and Tudor, Pickering, Holt & Co. materials. The firm, headquartered in Houston, Texas, has approximately 170 employees and offices in Calgary, Canada; Denver, Colorado; and New York, New York. Its affiliate, Tudor, Pickering Holt & Co. International, LLP, is located in London, England. Its Canadian affiliate, Tudor Pickering Holt & Co Securities – Canada LP, is located in Calgary, Alberta. Contact Us Houston (Research, Sales and Trading): 713-333-2960 Houston (Investment Banking): 713-333-7100 Houston (Asset Management): 713-337-3999 Denver (Sales): 303-300-1900 Denver (Investment Banking): 303-300-1900 New York (Investment Banking): 212-610-1660 New York (Research, Sales): 212-610-1600 London: +011 44(0) 20 3008 6428 Calgary: 403-705-7830 Under no circumstances is this presentation to be used or considered as an offer to sell or a solicitation of any offer to buy, any security. Prior to making any trade, you should discuss with your professional tax, accounting, or regulatory advisers how such particular trade(s) affect you. This brief statement does not disclose all of the risks and other significant aspects of entering into any particular transaction. Tudor, Pickering, Holt & Co. International, LLP is authorized and regulated by the Financial Conduct Authority and is the United Kingdom affiliate of www.TPHco.com Tudor, Pickering, Holt & Co. Copyright 2018 — Tudor, Pickering, Holt & Co. 123 CONFIDENTIAL DRAFT SUBJECT TO CHANGE